UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number:	811-02071

Exact name of registrant as specified in charter:	Delaware Group® Income Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2008

Item 1. Reports to Stockholders

Annual report

Delaware Delchester® Fund

July 31, 2008

Fixed income mutual fund

Portfolio management review	1

Performance summary	4

Disclosure of Fund expenses	7

Sector allocation and credit quality breakdown	9

Statement of net assets	11

Statement of assets and liabilities	22

Statement of operations	23

Statements of changes in net assets	24

Financial highlights	26

Notes to financial statements	34

Report of independent registered public accounting firm	44

Other Fund information	45

Board of trustees/directors and officers addendum	50

About the organization	58

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2008 Delaware Distributors, L.P.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware Delchester® Fund	Aug. 12, 2008

The managers of Delaware Delchester Fund provided the answers to the questions below as a review of the Fund’s activities for the fiscal year that ended July 31, 2008.

How did the Fund perform over the fiscal year?

For fiscal year ended July 31, 2008, Delaware Delchester Fund returned -2.85% for Class A shares at net asset value and -7.36% at maximum offer price (both figures reflect all distributions reinvested). Effective April 1, 2008, the Fund’s benchmark changed from the Bear Stearns High Yield Index to the Merrill Lynch U.S. High Yield Master II Constrained Index. During the fiscal year, both indices outperformed the Fund. The Bear Stearns High Yield Index returned +0.43%, and the Merrill Lynch U.S. High Yield Master II Constrained Index returned -0.04%. For the complete, annualized performance of Delaware Delchester Fund, please see the table on page 4.

What was the investment climate like for high yield fixed income investments during the fiscal year ended July 31, 2008?

The high yield bond market experienced some of the most volatile price swings in recent memory during the third quarter of 2007. The market recovered strongly from losses in July when the Federal Reserve cut the discount rate by half a percentage point in August and September, and cut the federal funds rate — the rate at which banks lend to other banks overnight — by half a percentage point in mid-September.

During September, liquidity improved and the new-issuance market for existing high yield companies showed resurgence, as some seasoned issuers brought to market bond deals that were well received.

Risk aversion and the fear of a credit crunch drove the fixed income and money markets through most of October and November. Entering December, primary areas of concern for many fixed income investors included illiquidity and general credit strains, as well as the high cost of borrowing. The Federal Reserve showed its sensitivity to these issues by lowering the fed funds rate to 4.50% on Oct. 31, 2007, and then 4.25% on Dec. 11, 2007. The Fed’s actions seemed to comfort investors, at least for the short term, and fixed income markets showed modest signs of recovery in December.

Severe financial market turmoil continued during the first quarter of 2008, as investors digested another quarter filled with news of falling home prices, subprime mortgage failures, multibillion-dollar write-downs by banks, and a scarcity of available credit. The range of challenges seemed to climax with the bailout of Bear Stearns by J.P. Morgan with assistance (a $29 billion lending arrangement) from the Federal Reserve.

Ultimately, widespread market illiquidity compelled the Federal Reserve and the U.S. Treasury Department to take historic and innovative steps. The Fed’s decision in March to provide financing sources for non-bank entities affected the market dramatically. Offering this financing against a wide range of investment grade collateral seemed to immediately give the market some support, as both mortgage and corporate bonds rose from their weakest levels in 2008.

The views expressed are current as of the date of this report and are subject to change.
Data source for this portfolio management review: Bloomberg.

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Portfolio management review
Delaware Delchester® Fund

The second quarter of 2008 saw a significant reversal of the trends experienced in the fixed income markets during the prior few quarters. Historic steps taken by the Federal Reserve prior to the second quarter provided the improvement needed in both market liquidity and investor optimism to support a strong recovery in relative performance for virtually all U.S. dollar–based sectors. This recovery took place primarily in April and May. However, June saw a partial reversal of the recovery as the markets began to factor in the possible need for the Federal Reserve, and central banks worldwide, to ramp up their efforts in fighting inflation.

We believe the recovery during the second quarter of 2008 resulted mostly from an increase in liquidity and a more upbeat investor sentiment, not from improvements in the economy. During the quarter, longstanding economic conditions such as the weakness in housing, tightness in credit, and rapidly rising energy costs continued while other pressures on economic growth appeared to be building. Auto sales came in at their lowest levels since 1993, but discount chain-store sales showed more strength than expected. Driven by energy and food prices, inflation rates were sharply higher.

In July, the financial sector continued to decline, leading to a significant reduction in liquidity.

What broad strategies did you employ during the fiscal year?

We favored a more conservative approach from August 2007 into the fall of that year because of the large backlog of leveraged-buyout deals that we expected to be financed over the following six months.

Late in 2007, we implemented a number of tactics to mitigate the market risks that we anticipated in 2008. For example, we positioned the Fund to invest more heavily in asset-rich industries such as utilities, energy, and telecommunications. On a company-specific basis, we began to favor corporations with tangible assets, positive free cash flow, and adequate liquidity.

Within corporate capital structures, we favored senior bonds — those that take priority over other debt sold by an issuer — and reduced the Fund’s exposure to lower-rated bonds (such as those rated CCC). Additionally, we increased Fund weighting in secured bank debt.

Given our tempered view of market conditions in 2008, we also employed an active sell discipline in an attempt to protect the Fund’s coupon yield.

We maintained a low exposure to emerging-market corporate bonds because of liquidity concerns. We largely avoided credit default swaps, due to concerns about counterparty credit risks and basis risk (risk related to the pricing of derivatives).

From April through July, we reduced our bank debt exposure because, from a relative value standpoint, owning bonds became more attractive during that period. Specifically, as the Fed reduced its rates, the London interbank offered rate (Libor) dropped as well, lowering the absolute yield of bank debt in comparison to bonds.

2

Has the criticism of credit rating agencies affected your investment strategy or your view of the market?

No, criticism of the role of rating agencies in asset-backed security/collateralized debt obligation (ABS/CDO) losses did not affect our strategy or market view. Although we are cognizant of agency ratings, we rely primarily on our own in-depth research to uncover what we consider to be attractively valued securities throughout the high yield universe, emphasizing company-specific characteristics and influences.

At the end of the fiscal year, how was the Fund positioned?

Given our cautious outlook for the high yield market, we have primarily invested in companies that we believe have low leverage and high-quality assets. We remain overweight in the energy, utility, and wireless communications industries. Tactically speaking, we have added a significant amount of floating-rate notes during the second quarter. As GM and Ford continued to weaken during the period, we maintained our positions but kept a close eye on both.

Fund basics
Delaware Delchester® Fund			As of July 31, 2008
Fund objective:	The Fund seeks total return and, as a secondary objective, high current income.
Total Fund net assets:	$201 million
Number of holdings:	209
Fund start date:	Aug. 20, 1970
	Nasdaq symbols	CUSIPs
Class A	DETWX	245908207
Class B	DHYBX	245908405
Class C	DELCX	245908504
Institutional Class	DETIX	245908306

3

Performance summary
Delaware Delchester® Fund	July 31, 2008

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Delchester Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Fund performance	Average annual total returns through July 31, 2008
	1 year	5 years	10 years	Lifetime
Class A (Est. Aug. 20, 1970)
Excluding sales charge	-2.85%	+7.88%	+1.17%	+7.53%
Including sales charge	-7.36%	+6.90%	+0.71%	+7.40%
Class B (Est. May 2, 1994)
Excluding sales charge	-3.85%	+7.03%	+0.57%	+3.30%
Including sales charge	-7.43%	+6.80%	+0.57%	+3.30%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	-3.54%	+7.09%	+0.45%	+2.75%
Including sales charge	-4.43%	+7.09%	+0.45%	+2.75%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 Investment chart on page 6. Performance would have been lower had the expense limitation not been in effect. The current expenses for each class are listed in the chart on page 5.

The Fund offers Class A, B, C, and Institutional Class shares. Class R shares have been registered but have not commenced operations. Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.30% of average daily net assets. As of July 31, 2008, the distribution fee was 0.29%. See page 5 for more information on the calculation of each class’s distribution fee.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges, as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales

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charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but such fee is currently subject to a contractual cap of 0.50% of average daily net assets through Nov. 30, 2008. No Class R shares were available during the periods shown.

The average annual total returns for the 1-year, 5-year, 10-year, and lifetime (since Aug. 20, 1970) periods ended July 31, 2008, for Delaware Delchester® Fund Institutional Class shares were -2.57%, +8.11%, +1.45%, and +7.69%, respectively.

Institutional Class shares were first made available June 1, 1992, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to June 1, 1992, is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The performance table on the previous page and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The Board of Trustees has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares that went into effect on June 1, 1992. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992, and 0.30% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the 0.10% and 0.30% rates described above.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the table below. Management has contracted to reimburse expenses and/or waive its management fees from Dec. 1, 2007, through Nov. 30, 2008. Please see the most recent prospectus for additional information on the fee waivers.

Fund expense ratios
	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses
(without fee waivers)	1.25%	1.96%	1.96%	1.56%	0.96%
Net expense ratio
(including fee waivers, if any)*	1.16%	1.87%	1.87%	1.37%	0.87%

*The applicable fee waivers are discussed in the text above.

High yielding noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities.

5

Performance summary
Delaware Delchester® Fund

This Fund will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions, or poor performance from specific industries or bond issuers.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Performance of a $10,000 investment
Average annual total returns from July 31, 1998, through July 31, 2008

For period beginning July 31, 1998, through July 31, 2008	Starting value	Ending value
Merrill Lynch U.S. High Yield
Master II Constrained Index	$10,000	$15,920
Bear Stearns High Yield Index	$10,000	$15,519
Delaware Delchester Fund — Class A shares	$9,550	$10,689

Effective April 1, 2008, the Fund changed its benchmark index from the Bear Stearns High Yield Index to the Merrill Lynch U.S. High Yield Master II Constrained Index. The Fund’s portfolio managers believe they will have access to more index-related information with the Fund’s new benchmark.

The chart assumes $10,000 invested in the Fund on July 31, 1998, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please see pages 4 and 5 for additional details on these fees.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Bear Stearns High Yield Index and the Merrill Lynch U.S. High Yield Master II Constrained Index as of July 31, 1998. The Bear Stearns High Yield Index includes fixed income, nonconvertible, U.S. dollar–denominated securities rated BB+ or lower by Standard & Poor’s Rating Group and Ba1 or lower by Moody’s Investors Service, with an outstanding par value of not less than $100 million and more than one year to their maturity date. The Merrill Lynch U.S. High Yield Master II Constrained Index is a market value–weighted index that tracks the public high yield debt market. Issues included in

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the Merrill Lynch U.S. High Yield Master II Constrained Index have maturities of one year or more and have a credit rating lower than BBB- by S&P and Baa3 by Moody’s, but are not in default. The Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

The chart does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.

Disclosure of Fund expenses
For the period February 1, 2008 to July 31, 2008

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2008 to July 31, 2008

Actual expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

7

Disclosure of Fund expenses

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio(s) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Delchester® Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	2/1/08	7/31/08	Expense Ratio	2/1/08 to 7/31/08*
Actual Fund return
Class A	$1,000.00	$985.90	1.16%	$5.73
Class B	1,000.00	979.20	1.87%	9.20
Class C	1,000.00	982.40	1.87%	9.22
Institutional Class	1,000.00	987.30	0.87%	4.30
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.10	1.16%	$5.82
Class B	1,000.00	1,015.56	1.87%	9.37
Class C	1,000.00	1,015.56	1.87%	9.37
Institutional Class	1,000.00	1,020.54	0.87%	4.37

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

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Sector allocation and credit quality breakdown
Delaware Delchester® Fund	As of July 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may also represent the investment manager’s internal sector classifications, which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Sector	Percentage of net assets
Convertible Bond	0.22%
Corporate Bonds	94.27%
Basic Industry	11.75%
Brokerage	0.29%
Capital Goods	7.65%
Consumer Cyclical	10.65%
Consumer Non-Cyclical	3.96%
Energy	14.92%
Finance & Investments	1.32%
Media	6.64%
Real Estate	0.46%
Services Cyclical	8.18%
Services Non-Cyclical	6.79%
Technology & Electronics	1.85%
Telecommunications	13.53%
Utilities	6.28%
Senior Secured Loans	1.74%
Sovereign Debt	0.26%
Common Stock	0.12%
Convertible Preferred Stock	0.22%
Preferred Stock	0.06%
Warrants	0.00%
Securities Lending Collateral	9.77%
Total Value of Securities	106.66%
Obligation to Return Securities Lending Collateral	(9.77%)
Receivables and Other Assets Net of Liabilities	3.11%
Total Net Assets	100.00%

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Sector allocation and credit quality breakdown
Delaware Delchester® Fund

Credit quality breakdown (as a % of fixed income investments)	Percentage of net assets
AAA	3.11%
A	0.46%
BBB	3.94%
BB	30.60%
B	51.40%
CCC	9.99%
Not Rated	0.50%
Total	100.00%

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Statement of net assets
Delaware Delchester® Fund	July 31, 2008

	Principal
	amount (U.S. $)	Value (U.S. $)
Convertible Bond – 0.22%
Advanced Medical Optics 3.25% 8/1/26
exercise price $59.61, expiration date 8/1/26	$620,000	$430,900
Total Convertible Bond (cost $476,160)		430,900

Corporate Bonds – 94.27%
Basic Industry – 11.75%
California Steel Industries 6.125% 3/15/14	270,000	234,900
*Domtar 7.125% 8/15/15	585,000	552,825
*#Evraz Group 144A 9.50% 4/24/18	2,165,000	2,097,451
Freeport McMoRan Copper & Gold 8.25% 4/1/15	1,758,000	1,835,053
Georgia-Pacific
7.70% 6/15/15	686,000	641,410
8.875% 5/15/31	1,188,000	1,092,960
Hexion US Finance 9.75% 11/15/14	715,000	613,113
Innophos 8.875% 8/15/14	710,000	713,550
#Innophos Holding 144A 9.50% 4/15/12	655,000	651,725
#MacDermid 144A 9.50% 4/15/17	1,190,000	1,094,800
Momentive Performance Materials 9.75% 12/1/14	1,876,000	1,669,640
NewPage
10.00% 5/1/12	420,000	404,250
#144A 10.00% 5/1/12	1,050,000	1,010,625
•Noranda Aluminum Acquisition 6.828% 5/15/15	490,000	426,300
Norske Skog Canada 8.625% 6/15/11	585,000	482,625
•Õ@=Port Townsend 10.056% 8/27/12	653,800	647,262
Potlatch 13.00% 12/1/09	1,796,000	1,965,057
#Rock-Tenn 144A 9.25% 3/15/16	630,000	652,050
Rockwood Specialties Group 7.50% 11/15/14	855,000	844,313
#Ryerson 144A
•10.248% 11/1/14	1,220,000	1,165,100
12.00% 11/1/15	225,000	220,500
#Sappi Papier Holding 144A 6.75% 6/15/12	1,565,000	1,412,552
#Severstal 144A 9.75% 7/29/13	580,000	583,190
#Steel Dynamics 144A 7.75% 4/15/16	1,565,000	1,549,350
*#Vedanta Resources 144A 9.50% 7/18/18	755,000	751,225
•Verso Paper Holdings 6.623% 8/1/14	350,000	309,750
		23,621,576

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Statement of net assets
Delaware Delchester® Fund

	Principal
	amount (U.S. $)	Value (U.S. $)
Corporate Bonds (continued)
Brokerage – 0.29%
LaBranche 11.00% 5/15/12	$573,000	$588,041
		588,041
Capital Goods – 7.65%
BWAY 10.00% 10/15/10	1,430,000	1,437,150
CPG International 10.50% 7/1/13	686,000	545,370
DRS Technologies 7.625% 2/1/18	1,245,000	1,301,025
Graham Packaging
8.50% 10/15/12	610,000	570,350
9.875% 10/15/14	940,000	808,400
Graphic Packaging International 9.50% 8/15/13	1,605,000	1,500,675
Greenbrier 8.375% 5/15/15	1,320,000	1,202,850
Intertape Polymer 8.50% 8/1/14	564,000	504,780
#Moog 144A 7.25% 6/15/18	595,000	584,588
*NXP BV Funding 9.50% 10/15/15	2,355,000	1,636,725
*Owens Brockway Glass Container 6.75% 12/1/14	840,000	829,500
*Sally Holdings 10.50% 11/15/16	1,030,000	996,525
Thermadyne Holdings 10.00% 2/1/14	1,155,000	1,120,350
Vitro 11.75% 11/1/13	1,145,000	1,104,925
Vought Aircraft Industries 8.00% 7/15/11	1,340,000	1,242,850
		15,386,063
Consumer Cyclical – 10.65%
*Associated Materials 9.75% 4/15/12	1,010,000	999,900
Centex 4.55% 11/1/10	450,000	399,375
*Dollar General 10.625% 7/15/15	1,945,000	1,969,313
DR Horton 7.875% 8/15/11	875,000	805,000
Ford Motor 7.45% 7/16/31	1,676,000	879,900
Ford Motor Credit 7.80% 6/1/12	4,184,000	3,144,752
*General Motors
7.20% 1/15/11	905,000	597,300
8.375% 7/15/33	1,655,000	823,363
GMAC 6.875% 8/28/12	4,780,000	3,002,280
Goodyear Tire & Rubber 9.00% 7/1/15	540,000	546,750
Lear 8.75% 12/1/16	1,765,000	1,403,175
*Neiman Marcus Group 10.375% 10/15/15	1,615,000	1,590,775
Pinnacle Entertainment 8.75% 10/1/13	705,000	676,800
Ryland Group 6.875% 6/15/13	850,000	765,000

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	Principal
	amount (U.S. $)	Value (U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
Sonic Automotive 8.625% 8/15/13	$595,000	$478,975
*Tenneco 8.625% 11/15/14	1,345,000	1,136,525
Toll
*8.25% 2/1/11	1,060,000	1,017,600
8.25% 12/1/11	680,000	647,700
#TRW Automotive 144A 7.00% 3/15/14	600,000	532,500
		21,416,983
Consumer Non-Cyclical – 3.96%
ACCO Brands 7.625% 8/15/15	635,000	555,625
*Chiquita Brands International 8.875% 12/1/15	1,185,000	1,010,213
*Constellation Brands 8.125% 1/15/12	1,330,000	1,339,974
Del Monte
6.75% 2/15/15	290,000	272,600
8.625% 12/15/12	275,000	282,563
Iron Mountain
6.625% 1/1/16	460,000	432,400
8.00% 6/15/20	555,000	542,513
*Jarden 7.50% 5/1/17	1,256,000	1,099,000
LVB Acquisition 10.00% 10/15/17	1,045,000	1,128,600
*National Beef Packing 10.50% 8/1/11	690,000	693,450
Visant Holding 8.75% 12/1/13	640,000	612,800
		7,969,738
Energy – 14.92%
AmeriGas Partners 7.125% 5/20/16	1,163,000	1,061,238
Chesapeake Energy
6.375% 6/15/15	860,000	817,000
6.625% 1/15/16	555,000	535,575
Complete Production Service 8.00% 12/15/16	435,000	433,913
Compton Petroleum Finance 7.625% 12/1/13	1,756,000	1,720,879
#Connacher Oil & Gas 144A 10.25% 12/15/15	1,440,000	1,515,599
#Copano Energy Finance 144A 7.75% 6/1/18	615,000	585,788
Dynegy Holdings 7.75% 6/1/19	2,234,000	2,066,449
*El Paso 6.875% 6/15/14	759,000	760,975
#El Paso Performance-Linked Trust 144A
7.75% 7/15/11	910,000	925,403
Energy Partners 9.75% 4/15/14	464,000	429,200
Ferrellgas Finance Escrow 6.75% 5/1/14	950,000	807,500

13

Statement of net assets
Delaware Delchester® Fund

	Principal
	amount (U.S. $)	Value (U.S. $)
Corporate Bonds (continued)
Energy (continued)
Geophysique-Veritas 7.75% 5/15/17	$796,000	$794,010
#Helix Energy Solutions 144A 9.50% 1/15/16	1,365,000	1,371,824
#Hilcorp Energy I 144A
7.75% 11/1/15	732,000	675,270
9.00% 6/1/16	904,000	890,440
Inergy Finance
6.875% 12/15/14	1,256,000	1,136,680
8.25% 3/1/16	53,000	51,278
International Coal Group 10.25% 7/15/14	1,100,000	1,124,750
#Key Energy Services 144A 8.375% 12/1/14	800,000	808,000
Mariner Energy 8.00% 5/15/17	1,065,000	1,009,088
#Markwest Energy Partners 144A 8.75% 4/15/18	1,145,000	1,145,000
Massey Energy 6.875% 12/15/13	1,075,000	1,057,531
OPTI Canada
7.875% 12/15/14	769,000	767,078
8.25% 12/15/14	300,000	303,750
PetroHawk Energy
9.125% 7/15/13	1,016,000	1,033,780
#144A 7.875% 6/1/15	555,000	539,738
Petroleum Development 12.00% 2/15/18	675,000	718,875
Plains Exploration & Production
7.00% 3/15/17	887,000	833,780
7.625% 6/1/18	950,000	926,250
Range Resources 7.25% 5/1/18	530,000	519,400
Regency Energy Partners 8.375% 12/15/13	1,071,000	1,097,775
Whiting Petroleum 7.25% 5/1/13	1,554,000	1,526,804
		29,990,620
Finance & Investments – 1.32%
•Hartford Financial Services Group 8.125% 6/15/38	590,000	567,516
Leucadia National 8.125% 9/15/15	621,000	621,776
#Nuveen Investments 144A 10.50% 11/15/15	1,237,000	1,119,486
Silicon Valley Bank 6.05% 6/1/17	410,000	350,398
		2,659,176
Media – 6.64%
*CCO Holdings Capital 8.75% 11/15/13	1,050,000	976,500
*#Charter Communications Operating 144A
10.875% 9/15/14	2,910,000	3,040,949

14

	Principal
	amount (U.S. $)	Value (U.S. $)
Corporate Bonds (continued)
Media (continued)
Clear Channel Communications 5.50% 9/15/14	$765,000	$417,394
CSC Holdings
6.75% 4/15/12	515,000	493,113
#144A 8.50% 6/15/15	960,000	950,400
Dex Media West 9.875% 8/15/13	1,704,000	1,341,899
#DirecTV Holdings 144A 7.625% 5/15/16	1,195,000	1,192,013
#Expedia 144A 8.50% 7/1/16	365,000	348,575
Lamar Media
*6.625% 8/15/15	510,000	461,550
6.625% 8/15/15	780,000	705,900
#LBI Media 144A 8.50% 8/1/17	532,000	410,305
Quebecor Media 7.75% 3/15/16	1,372,000	1,272,530
Univision Communications 7.85% 7/15/11	590,000	547,225
#Videotron 144A 9.125% 4/15/18	650,000	680,875
*#XM Satellite Radio Holdings 144A 13.00% 8/1/13	555,000	509,213
		13,348,441
Real Estate – 0.46%
Host Hotels & Resorts 7.125% 11/1/13	1,000,000	925,000
		925,000
Services Cyclical – 8.18%
Aramark Services 8.50% 2/1/15	1,266,000	1,267,582
Cardtronics 9.25% 8/15/13	1,326,000	1,236,495
Corrections Corporation of America 6.25% 3/15/13	460,000	451,950
FTI Consulting 7.625% 6/15/13	1,044,000	1,064,880
#Galaxy Entertainment Finance 144A 9.875% 12/15/12	1,296,000	1,257,120
Gaylord Entertainment 8.00% 11/15/13	1,078,000	1,007,930
Global Cash Access 8.75% 3/15/12	1,047,000	1,026,060
Harrah’s Operating 5.50% 7/1/10	1,265,000	1,106,875
Hertz 8.875% 1/1/14	928,000	856,080
Kansas City Southern de Mexico 9.375% 5/1/12	1,118,000	1,159,925
#Lender Processing Services 144A 8.125% 7/1/16	465,000	466,744
MGM MIRAGE 7.50% 6/1/16	905,000	726,263
*‡Northwest Airlines 10.00% 2/1/09	360,000	2,700
*Park Place Entertainment 7.875% 3/15/10	335,000	297,313
#Pokagon Gaming Authority 144A 10.375% 6/15/14	1,521,000	1,574,234
Seabulk International 9.50% 8/15/13	575,000	605,906

15

Statement of net assets
Delaware Delchester® Fund

	Principal
	amount (U.S. $)	Value (U.S. $)
Corporate Bonds (continued)
Services Cyclical (continued)
#Seminole Indian Tribe of Florida 144A
7.804% 10/1/20	$945,000	$913,494
8.03% 10/1/20	395,000	386,689
Travelport 9.875% 9/1/14	1,235,000	1,043,575
		16,451,815
Services Non-Cyclical – 6.79%
Advanced Medical Optics 7.50% 5/1/17	1,225,000	1,108,625
#Bausch & Lomb 144A 9.875% 11/1/15	1,660,000	1,705,650
Casella Waste Systems 9.75% 2/1/13	1,236,000	1,229,820
Community Health Systems 8.875% 7/15/15	1,555,000	1,574,438
CRC Health 10.75% 2/1/16	692,000	550,140
HCA 9.25% 11/15/16	2,955,000	3,051,037
HCA PIK 9.625% 11/15/16	1,098,000	1,133,685
*•HealthSouth 9.133% 6/15/14	1,180,000	1,206,550
Select Medical 7.625% 2/1/15	1,360,000	1,179,800
Universal Hospital Services PIK 8.50% 6/1/15	911,000	915,555
		13,655,300
Technology & Electronics – 1.85%
•Freescale Semiconductor 6.651% 12/15/14	960,000	756,000
Sungard Data Systems
9.125% 8/15/13	955,000	981,263
10.25% 8/15/15	1,945,000	1,983,900
		3,721,163
Telecommunications – 13.53%
Õ@=‡Allegiance Telecom 11.75% 2/15/10	2,045,000	0
•Centennial Communications 8.541% 1/1/13	769,000	769,961
Cincinnati Bell 7.00% 2/15/15	570,000	531,525
Citizens Communications 7.125% 3/15/19	1,200,000	1,062,000
Cricket Communications 9.375% 11/1/14	1,742,000	1,715,870
#Digicel 144A 9.25% 9/1/12	1,702,000	1,744,550
Hughes Network Systems 9.50% 4/15/14	1,230,000	1,249,988
ΩInmarsat Finance 10.375% 11/15/12	1,949,000	1,968,490
Intelsat Jackson Holdings 11.25% 6/15/16	2,375,000	2,475,937
Lucent Technologies 6.45% 3/15/29	918,000	651,780
MetroPCS Wireless 9.25% 11/1/14	2,041,000	1,989,975
#Nordic Telephone Holdings 144A 8.875% 5/1/16	383,000	371,510

16

	Principal
	amount (U.S. $)	Value (U.S. $)
Corporate Bonds (continued)
Telecommunications (continued)
Nortel Networks
•7.041% 7/15/11	$1,404,000	$1,330,290
10.75% 7/15/16	685,000	674,725
#144A 10.75% 7/15/16	90,000	88,650
PAETEC Holding 9.50% 7/15/15	588,000	538,755
Qwest 7.50% 10/1/14	740,000	682,650
Qwest Capital Funding 7.25% 2/15/11	1,445,000	1,383,588
•Rural Cellular 8.623% 11/1/12	434,000	439,425
Sprint Capital 8.375% 3/15/12	2,885,000	2,836,681
Time Warner Telecom Holdings 9.25% 2/15/14	686,000	699,720
#Vimpelcom 144A 9.125% 4/30/18	1,220,000	1,195,100
Virgin Media Finance 8.75% 4/15/14	1,595,000	1,495,313
Windstream 8.125% 8/1/13	1,284,000	1,303,260
		27,199,743
Utilities – 6.28%
AES
7.75% 3/1/14	300,000	299,250
8.00% 10/15/17	976,000	966,240
#144A 8.00% 6/1/20	455,000	440,213
Edison Mission Energy 7.625% 5/15/27	745,000	659,325
Elwood Energy 8.159% 7/5/26	1,056,773	1,026,604
Midwest Generation 8.30% 7/2/09	661,951	670,225
Mirant North America 7.375% 12/31/13	1,340,000	1,346,700
*NRG Energy 7.375% 2/1/16	1,129,000	1,097,953
Orion Power Holdings 12.00% 5/1/10	988,000	1,069,510
#Texas Competitive Electric Holdings 144A
10.25% 11/1/15	5,035,000	5,060,174
		12,636,194
Total Corporate Bonds (cost $198,760,570)		189,569,853

«Senior Secured Loans – 1.74%
Ford Motor Term B 5.46% 11/29/13	2,186,545	1,729,503
General Motors Term Tranche Loan B
5.163% 11/17/13	1,125,000	886,646
Talecris Biotherapeutics 2nd Lien 9.18% 12/6/14	960,000	882,000
Total Senior Secured Loans (cost $3,894,082)		3,498,149

17

Statement of net assets
Delaware Delchester® Fund

	Principal
	amount (U.S. $)	Value (U.S. $)
Sovereign Debt – 0.26%Δ
Argentina – 0.26%
Republic of Argentina 8.28% 12/31/33	$666,344	$518,082
Total Sovereign Debt (cost $534,699)		518,082

	Number of shares
Common Stock – 0.12%
Õ@=†Avado Brands	9,305	0
†BWAY Holding	10,400	104,208
†Century Communications	2,925,000	0
†Graphic Packaging Holding	44,000	99,000
*†Mirant	1,301	39,824
*†Northwest Airlines	1	9
Õ@=†Port Townsend	2,335	23
†Time Warner Cable Class A	53	1,507
†USGen	1,700,000	0
Total Common Stock (cost $2,808,363)		244,571

Convertible Preferred Stock – 0.22%
General Motors 5.25% exercise price $64.90,
expiration date 3/6/32	36,250	446,238
Total Convertible Preferred Stock (cost $592,140)		446,238

Preferred Stock – 0.06%
Õ@=†Port Townsend	467	113,733
Total Preferred Stock (cost $462,330)		113,733

Warrants – 0.00%
Õ@=†Port Townsend	467	5
†#Solutia 144A exercise price $7.59,
expiration date 7/15/09	4,410	0
Total Warrants (cost $379,128)		5
Total Value of Securities Before Securities
Lending Collateral – 96.89% (cost $207,907,472)		194,821,531

18

	Number of shares	Value (U.S. $)
Securities Lending Collateral** – 9.77%
Investment Companies
Mellon GSL DBT II Collateral Fund	19,650,484	$19,650,484
Total Securities Lending Collateral
(cost $19,650,484)		19,650,484
Total Value of Securities – 106.66%
(cost $227,557,956)		214,472,015 ©
Obligation to Return Securities
Lending Collateral** – (9.77%)		(19,650,484)
Receivables and Other Assets
Net of Liabilities – 3.11%		6,260,696
Net Assets Applicable to 68,211,048
Shares Outstanding – 100.00%		$201,082,227
Net Asset Value – Delaware Delchester® Fund
Class A ($161,178,928 / 54,704,652 Shares)		$2.95
Net Asset Value – Delaware Delchester Fund
Class B ($10,436,413 / 3,531,813 Shares)		$2.96
Net Asset Value – Delaware Delchester Fund
Class C ($14,796,279 / 5,000,194 Shares)		$2.96
Net Asset Value – Delaware Delchester Fund
Institutional Class ($14,670,607 / 4,974,389 Shares)		$2.95

Components of Net Assets at July 31, 2008:
Shares of beneficial interest
(unlimited authorization – no par)		$749,720,962
Undistributed net investment income		116,987
Accumulated net realized loss on investments		(535,669,781)
Net unrealized depreciation of investments		(13,085,941)
Total net assets		$201,082,227

19

Statement of net assets
Delaware Delchester® Fund

†	Non income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2008, the aggregate amount of Rule 144A securities was $44,218,662, which represented 21.99% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At July 31, 2008, the aggregate amount of fair valued securities was $761,023, which represented 0.38% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
•	Variable rate security. The rate shown is the rate as of July 31, 2008.
‡	Non income producing security. Security is currently in default.
Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
@	Illiquid security. At July 31, 2008, the aggregate amount of illiquid securities was $761,023, which represented 0.38% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
Õ	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit their liquidity. As of July 31, 2008, the aggregate amount of the restricted securities was $761,023 or 0.38% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
Δ	Security has been classified by country of origin.
*	Fully or partially on loan.
**	See Note 9 in “Notes to financial statements.”
©	Includes $19,145,685 of securities loaned.

PIK — Pay-in-Kind

20

Net Asset Value and Offering Price Per Share –
Delaware Delchester® Fund
Net asset value Class A (A)	$2.95
Sales charge (4.50% of offering price) (B)	0.14
Offering price	$3.09

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes

21

Statement of assets and liabilities
Delaware Delchester® Fund	Year Ended July 31, 2008

Assets:
Investments, at value (cost $207,907,472)	$194,821,531
Securities lending collateral	19,650,484
Cash	88,161
Receivable for securities sold	5,844,089
Interest receivable	4,350,546
Receivable for fund shares sold	16,067
Other assets	12,953
Total assets	224,783,831

Liabilities:
Payable for securities purchased	2,505,359
Obligation to return securities lending collateral	19,650,484
Due to manager and affiliates	207,551
Payable for fund shares redeemed	611,639
Distributions payable	642,773
Other accrued expenses	83,798
Total liabilities	23,701,604

Total net assets	$201,082,227

See accompanying notes

22

Statement of operations
Delaware Delchester® Fund	Year Ended July 31, 2008

Investment Income:
Interest	$20,064,568
Dividends	652,498
Securities lending income	203,715	$20,920,781

Expenses:
Management fees	1,589,392
Distribution expenses – Class A	565,803
Distribution expenses – Class B	138,084
Distribution expenses – Class C	170,006
Dividend disbursing and transfer agent fees and expenses	484,827
Accounting and administration expenses	97,794
Registration fees	66,705
Reports and statements to shareholders	59,350
Audit and tax	24,311
Legal fees	21,492
Trustees’ fees	12,128
Pricing fees	9,397
Custodian fees	9,373
Insurance fees	5,208
Consulting fees	4,125
Trustees expenses	1,739
Dues and services	1,649
Taxes (other than taxes on income)	348	3,261,731
Less fees absorbed or waived		(246,186)
Less expense paid indirectly		(6,588)
Total operating expenses		3,008,957
Net Investment Income		17,911,824

Net Realized and Unrealized Loss on Investments:
Net realized loss on:
Investments		(18,503,266)
Swap contracts		(53,486)
Net realized loss		(18,556,752)
Net change in unrealized appreciation/depreciation of investments		(5,657,195)
Net Realized and Unrealized Loss on Investments		(24,213,947)

Net Decrease in Net Assets Resulting from Operations		$(6,302,123)

See accompanying notes

23

Statements of changes in net assets
Delaware Delchester® Fund

	Year Ended
	7/31/08	7/31/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$17,911,824	$23,228,216
Net realized gain (loss) on investments	(18,556,752)	7,195,190
Net change in unrealized
appreciation/depreciation of investments	(5,657,195)	(3,993,277)
Net increase (decrease) in net assets resulting
from operations	(6,302,123)	26,430,129

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(15,485,976)	(18,668,960)
Class B	(998,494)	(1,691,600)
Class C	(1,226,759)	(1,151,771)
Institutional Class	(1,572,490)	(2,135,473)
	(19,283,719)	(23,647,804)

Capital Share Transactions:
Proceeds from shares sold:
Class A	64,400,282	52,968,739
Class B	612,143	3,411,473
Class C	4,113,599	8,770,309
Institutional Class	12,187,369	22,759,593

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	9,226,706	11,402,213
Class B	516,443	864,538
Class C	766,425	729,692
Institutional Class	1,472,541	2,006,062
	93,295,508	102,912,619

24

	Year Ended
	7/31/08	7/31/07
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(104,844,566)	$(79,237,739)
Class B	(6,658,964)	(15,741,344)
Class C	(5,799,024)	(4,603,618)
Institutional Class	(19,067,835)	(18,886,682)
	(136,370,389)	(118,469,383)
Decrease in net assets derived from capital share transactions	(43,074,881)	(15,556,764)
Net Decrease in Net Assets	(68,660,723)	(12,774,439)

Net Assets:
Beginning of year	269,742,950	282,517,389
End of year (including undistributed
net investment income of $116,987
and $404,559, respectively)	$201,082,227	$269,742,950

See accompanying notes

25

Financial highlights
Delaware Delchester® Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

26

Year Ended
7/31/08	7/31/07	7/31/06	7/31/05	7/31/04
$3.290	$3.270	$3.320	$3.180	$3.000

0.235	0.258	0.258	0.243	0.258
(0.323)	0.025	(0.054)	0.155	0.186
(0.088)	0.283	0.204	0.398	0.444

(0.252)	(0.263)	(0.254)	(0.258)	(0.264)
(0.252)	(0.263)	(0.254)	(0.258)	(0.264)

$2.950	$3.290	$3.270	$3.320	$3.180

(2.85% )	8.69%	6.42%	12.84%	15.22%

$161,179	$212,798	$225,352	$269,002	$263,960
1.16%	1.18%	1.20%	1.25%	1.34%

1.27%	1.26%	1.30%	1.27%	1.34%
7.41%	7.61%	7.84%	7.36%	8.19%

7.30%	7.53%	7.74%	7.34%	8.19%
144%	154%	138%	254%	674%

27

Financial highlights
Delaware Delchester® Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

28

Year Ended
7/31/08	7/31/07	7/31/06	7/31/05	7/31/04
$3.300	$3.270	$3.330	$3.180	$3.010

0.212	0.234	0.234	0.219	0.236
(0.323)	0.035	(0.064)	0.165	0.176
(0.111)	0.269	0.170	0.384	0.412

(0.229)	(0.239)	(0.230)	(0.234)	(0.242)
(0.229)	(0.239)	(0.230)	(0.234)	(0.242)

$2.960	$3.300	$3.270	$3.330	$3.180

(3.85% )	8.23%	5.34%	12.37%	14.02%

$10,436	$17,395	$28,314	$45,973	$62,243
1.87%	1.89%	1.91%	1.97%	2.06%

1.98%	1.97%	2.01%	1.99%	2.06%
6.70%	6.90%	7.13%	6.64%	7.48%

6.59%	6.82%	7.03%	6.62%	7.48%
144%	154%	138%	254%	674%

29

Financial highlights
Delaware Delchester® Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

30

Year Ended
7/31/08	7/31/07	7/31/06	7/31/05	7/31/04
$3.300	$3.280	$3.330	$3.180	$3.010

0.212	0.234	0.234	0.219	0.235
(0.323)	0.025	(0.054)	0.165	0.176
(0.111)	0.259	0.180	0.384	0.411

(0.229)	(0.239)	(0.230)	(0.234)	(0.241)
(0.229)	(0.239)	(0.230)	(0.234)	(0.241)

$2.960	$3.300	$3.280	$3.330	$3.180

(3.54% )	7.89%	5.65%	12.35%	14.00%

$14,796	$17,549	$12,706	$16,271	$15,337
1.87%	1.89%	1.91%	1.97%	2.06%

1.98%	1.97%	2.01%	1.99%	2.06%
6.70%	6.90%	7.13%	6.64%	7.48%

6.59%	6.82%	7.03%	6.62%	7.48%
144%	154%	138%	254%	674%

31

Financial highlights
Delaware Delchester® Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

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Year Ended
7/31/08	7/31/07	7/31/06	7/31/05	7/31/04
$3.290	$3.270	$3.320	$3.180	$3.000

0.244	0.268	0.267	0.252	0.267
(0.323)	0.025	(0.054)	0.155	0.186
(0.079)	0.293	0.213	0.407	0.453

(0.261)	(0.273)	(0.263)	(0.267)	(0.273)
(0.261)	(0.273)	(0.263)	(0.267)	(0.273)

$2.950	$3.290	$3.270	$3.320	$3.180

(2.57% )	9.00%	6.72%	13.16%	15.17%

$14,671	$22,001	$16,145	$17,382	$19,027
0.87%	0.89%	0.91%	0.97%	1.06%

0.98%	0.97%	1.01%	0.99%	1.06%
7.70%	7.90%	8.13%	7.64%	8.48%

7.59%	7.82%	8.03%	7.62%	8.48%
144%	154%	138%	254%	674%

33

Notes to financial statements
Delaware Delchester® Fund	July 31, 2008

Delaware Group® Income Funds (Trust) is organized as a Delaware statutory trust and offers four series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to Delaware Delchester Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. As of July 31, 2008, Class R has not commenced operations.

The investment objective of the Fund is to seek total return and, as a secondary objective, high current income.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Other long-term debt securities, credit default swap (CDS) contracts, and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle (Collective Trust), is valued at unit value per share. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

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In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. FAS 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of FAS 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes — The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective January 31, 2008, the Fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At July 31, 2008, the Fund held no investments in repurchase agreements.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to financial statements
Delaware Delchester® Fund

1. Significant Accounting Policies (continued)

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Fund receives earning credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses, (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)), do not exceed 0.87% of average daily net assets of the Fund through November 30, 2008. For purposes of this waiver and reimbursement, non-routine expenses may also include such additional costs and expenses, as may be agreed upon from time to by the Fund’s Board and DMC. This expense waiver and reimbursement applies only to expenses paid directly by the Fund.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in

36

excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to the Fund and received a fee at an annual rate of 0.04% of average daily net assets. For the year ended July 31, 2008, the Fund was charged $28,001 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares, and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. The Board of Trustees has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares that went into effect on June 1, 1992. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992 and 0.30% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the 0.10% and 0.30% rates described above. DDLP has contracted to limit distribution and service fees through November 30, 2008 in order to prevent distribution and service fees of Class R shares from exceeding 0.50% of average daily net assets.

At July 31, 2008, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$103,620
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	36,895
Distribution fee payable to DDLP	61,912
Other expenses payable to DMC and affiliates*	5,124

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees, custodian fees, and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended July 31, 2008, the Fund was charged $ 16,805 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended July 31, 2008, DDLP earned $8,793 for commissions on sales of the Fund’s Class A shares. For the year ended July 31, 2008, DDLP received gross CDSC commissions of $1,674, $27,340, and $4,072 on redemption of the Fund’s Class A, Class B, and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

37

Notes to financial statements
Delaware Delchester® Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended July 31, 2008, the Fund made purchases of $328,072,795 and sales of $364,913,485 of investment securities other than short-term investments.

At July 31, 2008, the cost of investments for federal income tax purposes was $228,579,360. At July 31, 2008, net unrealized depreciation was $ 14,107,845, of which $862,854 related to unrealized appreciation of investments and $14,970,699 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2008 and 2007 was as follows:

	Year Ended
	7/31/08	7/31/07
Ordinary income	$19,283,719	$23,647,804

5. Components of Net Assets on a Tax Basis

As of July 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$749,720,962
Undistributed ordinary income	137,687
Post-October losses	(16,680,713)
Capital loss carryforwards	(517,967,164)
Other temporary differences	(20,700)
Unrealized depreciation of investments	(14,107,845)
Net assets	$201,082,227

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of market discount and premium on debt instruments, and contingent payment debt instruments.

Post-October losses represent losses realized on investments transactions from November 1, 2007 through July 31, 2008 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

38

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of CDS contracts, expiration of capital loss carryforwards, and market discount and premium on certain debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2008, the Fund recorded the following reclassifications:

Paid-in capital	$(116,446,115)
Undistributed net investment income	1,084,323
Accumulated net realized loss	115,361,792

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $116,446,115 expired in 2008. Capital loss carryforwards remaining at July 31, 2008 will expire as follows: $284,053,994 expires in 2009, $211,481,773 expires in 2010, $20,031,318 expires in 2011 and $2,400,079 expires in 2016.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	7/31/08	7/31/07
Shares sold:
Class A	19,852,319	15,627,110
Class B	192,316	1,001,258
Class C	1,291,466	2,565,471
Institutional Class	3,865,019	6,685,058

Shares issued upon reinvestment of dividends and distributions:
Class A	2,925,488	3,349,709
Class B	163,266	253,925
Class C	242,763	213,403
Institutional Class	467,338	587,386
	28,999,975	30,283,320

Shares repurchased:
Class A	(32,769,685)	(23,248,153)
Class B	(2,098,798)	(4,627,919)
Class C	(1,848,839)	(1,340,765)
Institutional Class	(6,044,007)	(5,526,749)
	(42,761,329)	(34,743,586)
Net decrease	(13,761,354)	(4,460,266)

39

Notes to financial statements
Delaware Delchester® Fund

6. Capital Shares (continued)

For the years ended July 31, 2008 and 2007, 740,153 Class B shares were converted to 742,494 Class A shares valued at $2,351,004 and 2,596,219 Class B shares were converted to 2,599,975 Class A shares valued at $8,843,193, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table on previous page and the statements of changes in net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of July 31, 2008, or at any time during the year then ended.

8. Swap Contracts

The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

40

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended July 31, 2008, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

CDSs may involve greater risks than if the Fund had invested in the referenced obligation directly. CDSs are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts. There were no swap contracts outstanding at July 31, 2008.

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirement. Cash collateral received is invested in a Collective Trust established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized

41

Notes to financial statements
Delaware Delchester® Fund

9. Securities Lending (continued)

by such securities. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by U.S. Treasury obligations, the Fund receives a fee from the securities lending agent. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records securities lending income net of allocations to the security lending agent and the borrower.

At July 31, 2008, the value of the securities on loan was $19,145,685, for which cash collateral was received and invested in accordance with the lending agreement. Such investments are presented on the statement of net assets under the caption “Securities Lending Collateral.”

10. Credit and Market Risk

The Fund invests in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statement of net assets.

42

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

(A) Ordinary Income Distributions* (Tax Basis)	100%
Total Distributions (Tax Basis)	100%

(A) is based on a percentage of the Fund’s total distributions.

*For the fiscal year ended July 31, 2008, certain interest income paid by the Fund, determined to be Qualified Interest Income, may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended July 31, 2008, the Fund has designated maximum distributions of Qualified Interest Income of $18,163,824.

43

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group® Income Funds – Delaware Delchester® Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of Delaware Delchester Fund (one of the series constituting Delaware Group Income Funds) (the “Fund”) as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Delchester Fund series of Delaware Group Income Funds at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
September 18, 2008

44

Other Fund information
Delaware Delchester® Fund

Board Consideration of Delaware Delchester Fund Investment Advisory Agreement

At a meeting held on May 20-22, 2008 (the “Annual Meeting”), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware Delchester Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contract. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board separately received and reviewed in February 2008 independent historical and comparative reports prepared by Lipper Inc. (“Lipper”), an independent statistical compilation organization. The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The independent Trustees reviewed the Lipper reports with Counsel to the Independent Trustees at the February 2008 Board meeting and discussed such reports further with Counsel earlier in the Annual Meeting. The Board requested and received certain information regarding Management’s policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with independent counsel. Although the Trustees gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board in its contract renewal considerations.

Nature, Extent And Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and the adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. Favorable consideration was given to DMC’s efforts to maintain expenditures and, in some instances, increase financial and human resources committed to fund matters. The Board

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Other Fund information
Delaware Delchester® Fund

Board Consideration of Delaware Delchester Fund Investment Advisory Agreement (continued)

also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments’ affiliate, Delaware Service Company, Inc. (“DSC”), noting DSC’s commitment to maintain a high level of service as well as Delaware Investments’ expenditures to improve the delivery of shareholder services. During 2007 Management commenced the outsourcing of certain investment accounting functions that are expected to improve further the quality and the cost of delivering investment accounting services to the Fund. The Board once again noted the benefits provided to Fund shareholders by being part of the Delaware Investments® Family of Funds, including each shareholder’s ability to exchange an investment in one Delaware fund for the same class of shares in another Delaware fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware funds and the privilege to combine holdings in other Delaware funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the overall investment performance of DMC and the Fund. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest, ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three- , five- and ten-year periods ended December 31, 2007. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The Trustees complimented Management on navigating the Delaware Investments® Family of Funds fixed income funds through the turbulent financial markets since 2007 without incurring a major difficulty. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional high current yield funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the three- and five-year periods was in the first quartile and the Fund’s total return for ten-year period was in the fourth quartile. The Board noted that although 2007 performance results were mixed, the Fund’s early 2008 performance results had improved relative to those of the Fund’s Lipper peers.

46

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of October 31, 2007 and the most recent fiscal year end for comparative funds as of August 31, 2007 or earlier. For any fund with a fiscal year end after August 31, 2007, such fund’s expense data were measured as of its fiscal year end for 2006. The Board focused on the comparative analysis of the effective management fees and total expense ratios of the Fund versus the effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflect operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments® Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

47

Other Fund information
Delaware Delchester® Fund

Board Consideration of Delaware Delchester Fund Investment Advisory Agreement (continued)

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

Fund management

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager
Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Kevin P. Loome, CFA
Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments
Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

48

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

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for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	84	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.[2]		Board of Governors Member
Investment Company
Institute (ICI)
(2007–Present)

Member of Investment Committee
Cradle of Liberty Council, BSA
(November 2007–Present)

Finance Committee Member
St. John Vianney
Roman Catholic Church
(2007–Present)

Private Investor	84	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(April 2007–Present)
Investment Manager
Morgan Stanley & Co.		Chairman of Investment
(January 1984–March 2004)		Committee
The Haverford School
(2002–Present)

Chairman of
Investment Committee
Pennsylvania Academy of
Fine Arts (2007–Present)
Trustee (2004–Present)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

51

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas L. Bennett
(continued)

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 1997[3]
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

52

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Investment Committee
Member
Pennsylvania Horticultural
Society
(February 2006–Present)

President	84	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)
Director
Executive Vice President		Allied Barton
University of Pennsylvania		Security Holdings
(April 1995–June 2002)

Founder and	84	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	84	None
Assurant, Inc. (Insurance)
(2002–2004)

Consultant	84	Director and Audit
ARL Associates		Committee Chair
(Financial Planning)		Systemax, Inc.
(1983–Present)

President and	84	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)

53

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas F. Madison
(continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

54

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
the Compensation Committee
Spanlink Communications

Lead Director and Chair of
Compensation and
Governance Committees
Valmont Industries, Inc.

Vice President and Treasurer	84	None
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	84	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director and Audit
Founder		Committee Member
Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)

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Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

56

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	84	None[4]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	84	None[4]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	84	None[4]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	84	None[4]
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

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About the organization

This annual report is for the information of Delaware Delchester® Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Delchester Fund and the Delaware Investments® Fund profile for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

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Affiliated officers

David F. Connor
Vice President, Deputy General Counsel, and
Secretary
Delaware Investments® Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information

Investment manager
Delaware Management Company, a series of
Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend disbursing,
and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 523-1918

For securities dealers and financial
institutions representatives only
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

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Annual report

Delaware High-Yield Opportunities Fund

July 31, 2008

Fixed income mutual fund

Portfolio management review	1

Performance summary	4

Disclosure of Fund expenses	7

Sector allocation and credit quality breakdown	9

Statement of net assets	11

Statement of assets and liabilities	22

Statement of operations	23

Statements of changes in net assets	24

Financial highlights	26

Notes to financial statements	36

Report of independent registered public accounting firm	46

Other Fund information	47

Board of trustees/directors and officers addendum	52

About the organization	60

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2008 Delaware Distributors, L.P.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware High-Yield Opportunities Fund	Aug. 12, 2008

The managers of Delaware High-Yield Opportunities Fund provided the answers to the questions below as a review of the Fund’s activities for the fiscal year that ended July 31, 2008.

How did the Fund perform over the fiscal year?

For the fiscal year ended July 31, 2008, Delaware High-Yield Opportunities Fund returned -1.74% for Class A shares at net asset value and -6.15% at maximum offer price (both figures reflect all distributions reinvested). Effective April 1, 2008, the Fund’s benchmark changed from the Bear Stearns High Yield Index to the Merrill Lynch U.S. High Yield Master II Constrained Index. During the fiscal year, both indices outperformed the Fund. The Bear Stearns High Yield Index returned +0.43% and the Merrill Lynch U.S. High Yield Master II Constrained Index returned -0.04%. For the complete, annualized performance of Delaware High-Yield Opportunities Fund, please see the table on page 4.

What was the investment climate like for high yield fixed income investments during the fiscal year ended July 31, 2008?

The high yield bond market experienced some of the most volatile price swings in recent memory during the third quarter of 2007. The market recovered strongly from losses in July when the Federal Reserve cut the discount rate by half a percentage point in August and September, and cut the federal funds rate — the rate at which banks lend to other banks overnight — by half a percentage point in mid-September.

During September, liquidity improved and the new-issuance market for existing high yield companies showed resurgence, as some seasoned issuers brought to market bond deals that were well received.

Risk aversion and the fear of a credit crunch drove the fixed income and money markets through most of October and November. Entering December, primary areas of concern for many fixed income investors included illiquidity and general credit strains, as well as the high cost of borrowing. The Federal Reserve showed its sensitivity to these issues by lowering the fed funds rate to 4.50% on Oct. 31, 2007, and then 4.25% on Dec. 11, 2007. The Fed’s actions seemed to comfort investors, at least for the short term, and fixed income markets showed modest signs of recovery in December.

Severe financial market turmoil continued during the first quarter of 2008, as investors digested another quarter filled with news of falling home prices, subprime mortgage failures, multibillion-dollar write-downs by banks, and a scarcity of available credit. The range of challenges seemed to climax with the bailout of Bear Stearns by J.P. Morgan with assistance (a $29 billion lending arrangement) from the Federal Reserve.

Ultimately, widespread market illiquidity compelled the Federal Reserve and the U.S. Treasury Department to take historic and innovative steps. The Fed’s decision in March to provide financing sources for non-bank entities affected the market dramatically. Offering this financing against a wide range of investment grade collateral seemed to immediately give the market some support, as both mortgage and corporate bonds rose from their weakest levels in 2008.

The views expressed are current as of the date of this report and are subject to change.
Data source for this portfolio management review: Bloomberg.

Portfolio management review
Delaware High-Yield Opportunities Fund

The second quarter of 2008 saw a significant reversal of the trends experienced in the fixed income markets during the most recent few quarters. Historic steps taken by the Federal Reserve prior to the second quarter provided the improvement needed in both market liquidity and investor optimism to support a strong recovery in relative performance for virtually all U.S. dollar–based sectors. This recovery took place primarily in April and May. However, June saw a partial reversal of the recovery as the markets began to factor in the possible need for the Federal Reserve, and central banks worldwide, to ramp up their efforts in fighting inflation.

We believe the recovery during the second quarter of 2008 resulted mostly from an increase in liquidity and a more upbeat investor sentiment, not from improvements in the economy. During the quarter, longstanding economic conditions such as the weakness in housing, tightness in credit, and rapidly rising energy costs continued while other pressures on economic growth appeared to be building. Auto sales came in at their lowest levels since 1993, but discount chain-store sales showed more strength than expected. Driven by energy and food prices, inflation rates were sharply higher.

In July, the financial sector continued to decline, leading to a significant reduction in liquidity.

What broad strategies did you employ during the fiscal year?

We favored a more conservative approach from August 2007 into the fall of that year because of the large backlog of leveraged-buyout deals that we expected to be financed over the following six months.

Late in 2007, we implemented a number of tactics to mitigate the market risks that we anticipated in 2008. For example, we positioned the Fund to invest more heavily in asset-rich industries such as utilities, energy, and telecommunications. On a company-specific basis, we began to favor corporations with tangible assets, positive free cash flow, and adequate liquidity.

Within corporate capital structures, we favored senior bonds — those that take priority over other debt sold by an issuer — and reduced the Fund’s exposure to lower-rated bonds (such as those rated CCC). Additionally, we increased Fund weighting in secured bank debt.

Given our tempered view of market conditions in 2008, we also employed an active sell discipline in an attempt to protect the Fund’s coupon yield.

We maintained a low exposure to emerging-market corporate bonds because of liquidity concerns. We largely avoided credit default swaps, due to concerns about counterparty credit risks and basis risk (risk related to the pricing of derivatives).

From April through July, we reduced our bank debt exposure because, from a relative value standpoint, owning bonds became more attractive during that period. Specifically, as the Fed reduced its rates, the London interbank offered rate (Libor) dropped as well, lowering the absolute yield of bank debt in comparison to bonds.

Has the criticism of credit rating agencies affected your investment strategy or your view of the market?

No, criticism of the role of rating agencies in asset-backed security/collateralized debt obligation (ABS/CDO) losses did not affect our strategy or market view. Although we are cognizant of agency ratings, we rely primarily on our own in-depth research to uncover what we consider to be attractively valued securities throughout the high yield universe, emphasizing company-specific characteristics and influences.

At the end of the fiscal year, how was the Fund positioned?

Given our cautious outlook for the high yield market, we have primarily invested in companies that we believe have low leverage and high-quality assets. We remain overweight in the energy, utility, and wireless communications industries. Tactically speaking, we have added a significant amount of floating-rate notes during the second quarter. As GM and Ford continued to weaken during the period, we maintained our positions but kept a close eye on both.

Fund basics
Delaware High-Yield Opportunities Fund		As of July 31, 2008
Fund objective:	The Fund seeks total return and, as a secondary objective, high current income.
Total Fund net assets:	$165 million
Number of holdings:	213
Fund start date:	Dec. 30, 1996

	Nasdaq symbols	CUSIPs
Class A	DHOAX	245908876
Class B	DHOBX	245908868
Class C	DHOCX	245908850
Class R	DHIRX	245908736
Institutional Class	DHOIX	245908843

Performance summary
Delaware High-Yield Opportunities Fund	July 31, 2008

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware High-Yield Opportunities Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Fund performance	Average annual total returns through July 31, 2008
	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 30, 1996)
Excluding sales charge	-1.74%	+7.47%	+4.62%	+6.22%
Including sales charge	-6.15%	+6.47%	+4.14%	+5.80%
Class B (Est. Feb. 17, 1998)
Excluding sales charge	-2.42%	+6.74%	+4.01%	+4.24%
Including sales charge	-6.07%	+6.51%	+4.01%	+4.24%
Class C (Est. Feb. 17, 1998)
Excluding sales charge	-2.44%	+6.72%	+3.89%	+4.06%
Including sales charge	-3.35%	+6.72%	+3.89%	+4.06%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 Investment chart on page 6. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.30% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from

4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

The average annual total returns for the 1-year, 3-year, 5-year, and lifetime (since June 2, 2003) periods ended July 31, 2008, for Delaware High-Yield Opportunities Fund Class R shares were -1.93%, +3.56%, +7.25%, and +7.31%, respectively.

Class R shares were first made available June 2, 2003, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but such fee is currently subject to a contractual cap of 0.50% of average daily net assets through Nov. 30, 2008.

The average annual total returns for the 1-year, 5-year, 10-year, and lifetime periods (since Dec. 30, 1996) ended July 31, 2008, for Delaware High-Yield Opportunities Fund Institutional Class shares were -1.45%, +7.80%, +4.95%, and +6.52%, respectively.

Institutional Class shares were first made available Dec. 30, 1996, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table on the previous page and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the table below. Management has contracted to reimburse expenses and/or waive its management fees from Dec. 1, 2007, through Nov. 30, 2008. Please see the most recent prospectus for additional information on the fee waivers.

Fund expense ratios
	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses
(without fee waivers)	1.27%	1.97%	1.97%	1.57%	0.97%
Net expense ratio
(including fee waivers, if any)*	1.13%	1.83%	1.83%	1.33%	0.83%
* The applicable fee waivers are discussed in the text above.

High yielding noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities.

Performance summary
Delaware High-Yield Opportunities Fund

This Fund will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions, or poor performance from specific industries or bond issuers.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Performance of a $10,000 investment

Average annual total returns from July 31, 1998, through July 31, 2008

For period beginning July 31, 1998, through July 31, 2008		Starting value	Ending value
- -	Merrill Lynch U.S. High Yield Master II Constrained Index	$10,000	$15,920
––	Bear Stearns High Yield Index	$10,000	$15,519
––	Delaware High-Yield Opportunities Fund — Class A Shares	$9,550	$14,966

Effective April 1, 2008, the Fund changed its benchmark index from the Bear Stearns High Yield Index to the Merrill Lynch U.S. High Yield Master II Constrained Index. The Fund’s portfolio managers believe they will have access to more index-related information with the Fund’s new benchmark.

The chart assumes $10,000 invested in the Fund on July 31, 1998, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please see pages 4 and 5 for additional details on these fees.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Bear Stearns High Yield Index and the Merrill Lynch U.S. High Yield Master II Constrained Index as of July 31, 1998. The Bear Stearns High Yield Index includes fixed income, nonconvertible, U.S. dollar–denominated securities rated BB+ or lower by Standard & Poor’s Rating Group and Ba1 or lower by Moody’s Investors Service, with an outstanding par value of not less than $100 million and more than one year to their maturity date. The Merrill Lynch U.S. High Yield Master II Constrained Index is a market value–weighted index that tracks the public high yield debt market. Issues included in the Merrill Lynch U.S. High Yield Master II Constrained Index have maturities of one year or more and have a credit rating lower than BBB- by S&P and Baa3 by Moody’s, but are not in default. The Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

The chart does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.

Disclosure of Fund expenses
For the period February 1, 2008 to July 31, 2008

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2008 to July 31, 2008.

Actual expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Disclosure of Fund expenses

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware High-Yield Opportunities Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	2/1/08	7/31/08	Expense Ratios	2/1/08 to 7/31/08*
Actual Fund return
Class A	$1,000.00	$991.30	1.13%	$5.59
Class B	1,000.00	990.40	1.83%	9.06
Class C	1,000.00	987.90	1.83%	9.04
Class R	1,000.00	992.80	1.33%	6.59
Institutional Class	1,000.00	992.80	0.83%	4.11
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.24	1.13%	$5.67
Class B	1,000.00	1,015.76	1.83%	9.17
Class C	1,000.00	1,015.76	1.83%	9.17
Class R	1,000.00	1,018.25	1.33%	6.67
Institutional Class	1,000.00	1,020.74	0.83%	4.17

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Sector allocation and credit quality breakdown
Delaware High-Yield Opportunities Fund	As of July 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may also represent the investment manager’s internal sector classifications, which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Sector	Percentage of net assets
Convertible Bond	0.19%
Corporate Bonds	92.95%
Basic Industry	10.86%
Brokerage	0.26%
Capital Goods	7.30%
Consumer Cyclical	10.67%
Consumer Non-Cyclical	3.68%
Energy	15.63%
Finance & Investments	1.18%
Media	6.43%
Real Estate	0.50%
Services Cyclical	8.60%
Services Non-Cyclical	6.89%
Technology & Electronics	1.88%
Telecommunications	13.06%
Utilities	6.01%
Senior Secured Loans	1.57%
Sovereign Debt	0.22%
Common Stock	0.11%
Convertible Preferred Stock	0.20%
Preferred Stock	0.03%
Warrants	0.00%
Repurchase Agreements	1.08%
Securities Lending Collateral	9.61%
Total Value of Securities	105.96%
Obligation to Return Securities Lending Collateral	(9.61%)
Receivables and Other Assets Net of Liabilities	3.65%
Total Net Assets	100.00%

Sector allocation and credit quality breakdown

Credit quality breakdown (as a % of fixed income investments)
AAA	4.72%
A	0.41%
BBB	3.80%
BB	31.30%
B	49.95%
CCC	9.52%
Not Rated	0.30%
Total	100.00%

Statement of net assets
Delaware High-Yield Opportunities Fund	July 31, 2008

	Principal
	amount (U.S. $)	Value (U.S. $)
Convertible Bond – 0.19%
Advanced Medical Optics 3.25% 8/1/26
exercise price $59.61, expiration date 8/1/26	$450,000	$312,750
Total Convertible Bond (cost $345,600)		312,750

Corporate Bonds – 92.95%
Basic Industry – 10.86%
California Steel Industries 6.125% 3/15/14	220,000	191,400
Domtar 7.125% 8/15/15	440,000	415,800
*#Evraz Group 144A 9.50% 4/24/18	1,695,000	1,642,116
Freeport McMoRan Copper & Gold 8.25% 4/1/15	1,352,000	1,411,258
Georgia-Pacific
7.70% 6/15/15	504,000	471,240
*8.875% 5/15/31	997,000	917,240
Hexion US Finance 9.75% 11/15/14	580,000	497,350
Innophos 8.875% 8/15/14	525,000	527,625
#Innophos Holdings 144A 9.50% 4/15/12	465,000	462,675
#MacDermid 144A 9.50% 4/15/17	896,000	824,320
Momentive Performance Materials 9.75% 12/1/14	1,371,000	1,220,190
NewPage
10.00% 5/1/12	410,000	394,625
#144A 10.00% 5/1/12	790,000	760,375
•Noranda Aluminum Acquisition 6.828% 5/15/15	505,000	439,350
Norske Skog Canada 8.625% 6/15/11	450,000	371,250
•Õ@=Port Townsend 10.056% 8/27/12	266,000	263,340
Potlatch 13.00% 12/1/09	888,000	971,587
#Rock-Tenn 144A 9.25% 3/15/16	460,000	476,100
Rockwood Specialties Group 7.50% 11/15/14	675,000	666,563
#Ryerson 144A
•10.248% 11/1/14	840,000	802,200
12.00% 11/1/15	400,000	392,000
#Sappi Papier Holding 144A 6.75% 6/15/12	1,255,000	1,132,749
#Steel Capital 144A 9.75% 7/29/13	470,000	472,585
#Steel Dynamics 144A 7.75% 4/15/16	1,275,000	1,262,250
*#Vedanta Resources 144A 9.50% 7/18/18	610,000	606,950
•Verso Paper Holdings 6.623% 8/1/14	315,000	278,775
		17,871,913
Brokerage – 0.26%
LaBranche 11.00% 5/15/12	414,000	424,868
		424,868

Statement of net assets
Delaware High-Yield Opportunities Fund

	Principal
	amount (U.S. $)	Value (U.S. $)
Corporate Bonds (continued)
Capital Goods – 7.30%
BWAY 10.00% 10/15/10	$1,155,000	$1,160,775
CPG International 10.50% 7/1/13	488,000	387,960
DRS Technologies 7.625% 2/1/18	1,010,000	1,055,450
Graham Packaging
8.50% 10/15/12	495,000	462,825
9.875% 10/15/14	765,000	657,900
Graphic Packaging International 9.50% 8/15/13	1,295,000	1,210,825
Greenbrier 8.375% 5/15/15	940,000	856,575
Intertape Polymer 8.50% 8/1/14	401,000	358,895
#Moog 144A 7.25% 6/15/18	460,000	451,950
*NXP BV Funding 9.50% 10/15/15	1,840,000	1,278,800
Owens Brockway Glass Container 6.75% 12/1/14	700,000	691,250
*Sally Holdings 10.50% 11/15/16	810,000	783,675
Thermadyne Industries 10.00% 2/1/14	895,000	868,150
Vitro 11.75% 11/1/13	820,000	791,300
Vought Aircraft Industries 8.00% 7/15/11	1,080,000	1,001,700
		12,018,030
Consumer Cyclical – 10.67%
Associated Materials 9.75% 4/15/12	815,000	806,850
Centex 4.55% 11/1/10	460,000	408,250
*Dollar General 10.625% 7/15/15	1,585,000	1,604,813
DR Horton 7.875% 8/15/11	795,000	731,400
Ford Motor 7.45% 7/16/31	1,220,000	640,500
Ford Motor Credit 7.80% 6/1/12	3,410,000	2,563,003
*General Motors
7.20% 1/15/11	895,000	590,700
8.375% 7/15/33	1,200,000	597,000
GMAC 6.875% 8/28/12	3,806,000	2,390,518
Goodyear Tire & Rubber 9.00% 7/1/15	440,000	445,500
Lear 8.75% 12/1/16	1,438,000	1,143,210
*Neiman Marcus Group 10.375% 10/15/15	1,305,000	1,285,425
Pinnacle Entertainment 8.75% 10/1/13	575,000	552,000
Ryland Group 6.875% 6/15/13	910,000	819,000
Sonic Automotive 8.625% 8/15/13	440,000	354,200
*Tenneco 8.625% 11/15/14	995,000	840,775
Toll
8.25% 2/1/11	1,100,000	1,056,000
8.25% 12/1/11	315,000	300,038

12

	Principal
	amount (U.S. $)	Value (U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
#TRW Automotive 144A 7.00% 3/15/14	$480,000	$426,000
		17,555,182
Consumer Non-Cyclical – 3.68%
ACCO Brands 7.625% 8/15/15	435,000	380,625
Biomet 10.00% 10/15/17	805,000	869,400
*Chiquita Brands International 8.875% 12/1/15	915,000	780,038
*Constellation Brands 8.125% 1/15/12	980,000	987,349
Del Monte
6.75% 2/15/15	235,000	220,900
8.625% 12/15/12	190,000	195,225
Iron Mountain
6.625% 1/1/16	415,000	390,100
8.00% 6/15/20	410,000	400,775
*Jarden 7.50% 5/1/17	930,000	813,750
National Beef Packing 10.50% 8/1/11	553,000	555,765
Visant Holding 8.75% 12/1/13	475,000	454,813
		6,048,740
Energy – 15.63%
AmeriGas Partners 7.125% 5/20/16	862,000	786,575
Chesapeake Energy
6.375% 6/15/15	92,000	87,400
6.625% 1/15/16	1,266,000	1,221,689
Complete Production Service 8.00% 12/15/16	415,000	413,963
Compton Petroleum Finance 7.625% 12/1/13	1,358,000	1,330,839
#Connacher Oil & Gas 144A 10.25% 12/15/15	1,175,000	1,236,687
#Copano Energy 144A 7.75% 6/1/18	460,000	438,150
Dynergy Holdings 7.75% 6/1/19	2,240,000	2,071,999
El Paso
*6.875% 6/15/14	1,205,000	1,208,135
7.00% 6/15/17	598,000	601,660
#El Paso Performance-Linked Trust
144A 7.75% 7/15/11	418,000	425,075
Energy Partners 9.75% 4/15/14	412,000	381,100
Ferrellgas Finance Escrow 6.75% 5/1/14	722,000	613,700
Geophysique-Veritas
7.50% 5/15/15	170,000	169,150
7.75% 5/15/17	611,000	609,473

13

Statement of net assets
Delaware High-Yield Opportunities Fund

	Principal
	amount (U.S. $)	Value (U.S. $)
Corporate Bonds (continued)
Energy (continued)
#Helix Energy Solutions 144A 9.50% 1/15/16	$1,015,000	$1,020,075
#Hilcorp Energy I 144A
7.75% 11/1/15	607,000	559,958
9.00% 6/1/16	652,000	642,220
Inergy Finance
6.875% 12/15/14	446,000	403,630
8.25% 3/1/16	574,000	555,345
#144A 8.25% 3/1/16	5,000	4,838
International Coal Group 10.25% 7/15/14	885,000	904,913
KCS Energy 7.125% 4/1/12	375,000	361,875
#Key Energy Services 144A 8.375% 12/1/14	545,000	550,450
Mariner Energy 8.00% 5/15/17	915,000	866,963
#MarkWest Energy Partners 144A 8.75% 4/15/18	835,000	835,000
Massey Energy 6.875% 12/15/13	983,000	967,026
OPTI Canada
7.875% 12/15/14	340,000	339,150
8.25% 12/15/14	493,000	499,163
PetroHawk Energy 9.125% 7/15/13	857,000	871,998
Petroleum Development 12.00% 2/15/18	545,000	580,425
Plains Exploration & Production
7.00% 3/15/17	578,000	543,320
7.625% 6/1/18	755,000	736,125
Range Resources 7.25% 5/1/18	430,000	421,400
Regency Energy Partners 8.375% 12/15/13	721,000	739,025
Whiting Petroleum 7.25% 5/1/13	1,262,000	1,239,914
Williams 7.50% 1/15/31	476,000	486,710
		25,725,118
Finance & Investments – 1.18%
•Hartford Financial Services Group 8.125% 6/15/38	450,000	432,851
Leucadia National 8.125% 9/15/15	463,000	463,579
#Nuveen Investments 144A 10.50% 11/15/15	883,000	799,115
Silicon Valley Bank 6.05% 6/1/17	290,000	247,843
		1,943,388
Media – 6.43%
CCO Holdings 8.75% 11/15/13	770,000	716,100
#Charter Communications Operating
144A 10.875% 9/15/14	2,515,000	2,628,174
Clear Channel Communications 5.50% 9/15/14	620,000	338,280

14

	Principal
	amount (U.S. $)	Value (U.S. $)
Corporate Bonds (continued)
Media (continued)
CSC Holdings
6.75% 4/15/12	$355,000	$339,913
#144A 8.50% 6/15/15	700,000	693,000
Dex Media West 9.875% 8/15/13	1,289,000	1,015,088
#DirecTV Holdings 144A 7.625% 5/15/16	860,000	857,850
#Expedia 144A 8.50% 7/1/16	275,000	262,625
*Lamar Media 6.625% 8/15/15	950,000	859,750
#LBI Media 144A 8.50% 8/1/17	384,000	296,160
Quebecor Media 7.75% 3/15/16	888,000	823,620
Univision Communications 7.85% 7/15/11	450,000	417,375
#Videotron 144A 9.125% 4/15/18	875,000	916,563
*#XM Satellite Radio Holdings 144A 13.00% 8/1/13	450,000	412,875
		10,577,373
Real Estate – 0.50%
Host Hotels & Resorts 7.125% 11/1/13	885,000	818,625
		818,625
Services Cyclical – 8.60%
*Aramark 8.50% 2/1/15	1,405,000	1,406,755
Cardtronics 9.25% 8/15/13	937,000	878,190
Corrections Corporation of America 6.25% 3/15/13	370,000	363,525
FTI Consulting 7.625% 6/15/13	1,526,000	1,556,519
#Galaxy Entertainment Finance 144A 9.875% 12/15/12	1,045,000	1,013,650
Gaylord Entertainment 8.00% 11/15/13	867,000	810,645
Global Cash Access 8.75% 3/15/12	879,000	861,420
Harrah’s Operating 5.50% 7/1/10	1,020,000	892,500
Hertz 8.875% 1/1/14	832,000	767,520
Kansas City Southern de Mexico 9.375% 5/1/12	846,000	877,725
#Lender Processing Services 144A 8.125% 7/1/16	370,000	371,388
MGM MIRAGE 7.50% 6/1/16	1,015,000	814,538
‡Northwest Airlines 10.00% 2/1/09	215,000	1,613
*Park Place Entertainment 7.875% 3/15/10	280,000	248,500
#Pokagon Gaming Authority 144A 10.375% 6/15/14	1,237,000	1,280,295
Seabulk International 9.50% 8/15/13	415,000	437,306
#Seminole Indian Tribe of Florida 144A
7.804% 10/1/20	560,000	541,330
8.03% 10/1/20	285,000	279,004
Travelport 9.875% 9/1/14	890,000	752,050
		14,154,473

15

Statement of net assets
Delaware High-Yield Opportunities Fund

	Principal
	amount (U.S. $)	Value (U.S. $)
Corporate Bonds (continued)
Services Non-Cyclical – 6.89%
*Advanced Medical Optics 7.50% 5/1/17	$930,000	$841,650
*#Bausch & Lomb 144A 9.875% 11/1/15	1,360,000	1,397,399
Casella Waste Systems 9.75% 2/1/13	1,107,000	1,101,465
Community Health Systems 8.875% 7/15/15	1,255,000	1,270,688
CRC Health 10.75% 2/1/16	507,000	403,065
HCA 9.25% 11/15/16	2,455,000	2,534,787
HCA PIK 9.625% 11/15/16	1,261,000	1,301,983
•HealthSouth 9.133% 6/15/14	820,000	838,450
Select Medical 7.625% 2/1/15	1,065,000	923,888
Universal Hospital Services PIK 8.50% 6/1/15	716,000	719,580
		11,332,955
Technology & Electronics – 1.88%
•Freescale Semiconductor 6.651% 12/15/14	725,000	570,938
Sungard Data Systems
9.125% 8/15/13	894,000	918,585
10.25% 8/15/15	1,574,000	1,605,480
		3,095,003
Telecommunications – 13.06%
‡Õ@=Allegiance Telecom 11.75% 2/15/10	255,000	0
•Centennial Communications 8.541% 1/1/13	558,000	558,698
Cincinnati Bell 7.00% 2/15/15	460,000	428,950
Citizens Communications 7.125% 3/15/19	980,000	867,300
Cricket Communications 9.375% 11/1/14	1,354,000	1,333,690
#Digicel 144A 9.25% 9/1/12	1,323,000	1,356,075
Hughes Network Systems/Finance 9.50% 4/15/14	845,000	858,731
ΩInmarsat Finance 10.375% 11/15/12	1,658,000	1,674,580
Intelsat Bermuda 11.25% 6/15/16	1,936,000	2,018,279
Lucent Technologies 6.45% 3/15/29	721,000	511,910
MetroPCS Wireless 9.25% 11/1/14	1,646,000	1,604,850
#Nordic Telephone Holdings 144A 8.875% 5/1/16	305,000	295,850
Nortel Networks
•7.041% 7/15/11	946,000	896,335
10.75% 7/15/16	710,000	699,350
#144A 10.75% 7/15/16	95,000	93,575
PAETEC Holding 9.50% 7/15/15	455,000	416,894
Qwest
6.50% 6/1/17	85,000	70,338
7.50% 10/1/14	365,000	336,713

16

	Principal
	amount (U.S. $)	Value (U.S. $)
Corporate Bonds (continued)
Telecommunications (continued)
Qwest Capital Funding 7.25% 2/15/11	$978,000	$936,435
•Rural Cellular 8.623% 11/1/12	494,000	500,175
Sprint Capital 8.375% 3/15/12	2,480,000	2,438,464
Time Warner Telecom Holdings 9.25% 2/15/14	539,000	549,780
#Vimpelcom 144A 9.125% 4/30/18	900,000	881,631
Virgin Media Finance 8.75% 4/15/14	1,300,000	1,218,750
Windstream 8.125% 8/1/13	931,000	944,965
		21,492,318
Utilities – 6.01%
AES
8.00% 10/15/17	605,000	598,950
#144A 8.00% 6/1/20	320,000	309,600
#144A 8.75% 5/15/13	278,000	289,815
Edison Mission Energy 7.625% 5/15/27	905,000	800,925
Elwood Energy 8.159% 7/5/26	927,456	884,373
Midwest Generation 8.30% 7/2/09	246,890	249,976
Mirant North America 7.375% 12/31/13	912,000	916,559
NRG Energy 7.375% 2/1/16	915,000	889,838
Orion Power Holdings 12.00% 5/1/10	777,000	841,103
#Texas Competitive Electric Holdings
144A 10.25% 11/1/15	4,090,000	4,110,449
		9,891,588
Total Corporate Bonds (cost $159,479,091)		152,949,574

«Senior Secured Loans – 1.57%
Ford Motor 5.46% 11/29/13	1,655,869	1,309,750
General Motors 5.163% 11/17/13	900,000	709,317
Talecris Biotherapeutics 2nd Lien 9.18% 12/6/14	625,000	574,219
Total Senior Secured Loans (cost $2,876,594)		2,593,286

Sovereign Debt – 0.22%
Argentina – 0.22%
Republic of Argentina 8.28% 12/31/33	463,165	369,251
Total Sovereign Debt (cost $381,345)		369,251

17

Statement of net assets
Delaware High-Yield Opportunities Fund

	Number of shares	Value (U.S. $)
Common Stock – 0.11%
Õ@=†Avado Brands	906	$0
†BWAY Holding	8,500	85,170
†Century Communications	1,325,000	0
†Graphic Packaging Holding	36,000	81,000
*†Mirant	474	14,509
*†Northwest Airlines	0	3
Õ@=†Port Townsend	950	10
†Time Warner Cable Class A	16	455
†USGen	250,000	0
Total Common Stock (cost $906,868)		181,147

Convertible Preferred Stock – 0.20%
General Motors 5.25% exercise price $64.90,
expiration date 3/6/32	26,250	323,138
Total Convertible Preferred Stock (cost $428,791)		323,138

Preferred Stock – 0.03%
Õ@=†Port Townsend	190	46,273
Total Preferred Stock (cost $188,100)		46,273

Warrants – 0.00%
Õ@=†Port Townsend	190	2
†#Solutia 144A exercise price $7.59,
expiration date 7/15/09	450	0
Total Warrants (cost $42,841)		2

18

	Principal
	amount (U.S. $)	Value (U.S. $)
Repurchase Agreements** – 1.08%
Bank of America 2.04%, dated 7/31/08, to
be repurchased on 8/1/08, repurchase
price $504,029 (collateralized by U.S.
Government obligations, 4.00% 9/30/09;
with market value $514,854)	$504,000	$504,000
BNP Paribas 2.06%, dated 7/31/08, to be
repurchased on 8/1/08, repurchase price
$1,272,073 (collateralized by U.S. Government
obligations, 4.00%; 7/30/09 - 9/30/09;
with total market value $1,298,998)	1,272,000	1,272,000
Total Repurchase Agreements (cost $1,776,000)		1,776,000

Total Value of Securities Before Securities
Lending Collateral – 96.35% (cost $166,425,230)		158,551,421

	Number of shares
Securities Lending Collateral*** – 9.61%
Investment Companies
Mellon GSL DBT II Collateral Fund	15,822,891	15,822,891
Total Securities Lending Collateral
(cost $15,822,891)		15,822,891

Total Value of Securities – 105.96%
(cost $182,248,121)		174,374,312	©
Obligation to Return Securities
Lending Collateral*** – (9.61%)		(15,822,891)
Receivables and Other Assets
Net of Liabilities – 3.65%		6,000,992
Net Assets Applicable to 42,391,046
Shares Outstanding – 100.00%		$164,552,413

19

Statement of net assets
Delaware High-Yield Opportunities Fund

Net Asset Value – Delaware High-Yield Opportunities Fund
Class A ($86,808,454 / 22,365,434 Shares)	$3.88
Net Asset Value – Delaware High-Yield Opportunities Fund
Class B ($7,827,183 / 2,019,021 Shares)	$3.88
Net Asset Value – Delaware High-Yield Opportunities Fund
Class C ($21,146,342 / 5,445,642 Shares)	$3.88
Net Asset Value – Delaware High-Yield Opportunities Fund
Class R ($11,305,181 / 2,907,310 Shares)	$3.89
Net Asset Value – Delaware High-Yield Opportunities Fund
Institutional Class ($37,465,253 / 9,653,639 Shares)	$3.88

Components of Net Assets at July 31, 2008:
Shares of beneficial interest (unlimited authorization – no par)	$189,382,661
Undistributed net investment income	70,359
Accumulated net realized loss on investments	(17,026,798)
Net unrealized depreciation of investments	(7,873,809)
Total net assets	$164,552,413

†	Non income producing security.
‡	Non income producing security; security is currently in default.
*	Fully or partially on loan.
**	See Note 1 in “Notes to financial statements.”
***	See Note 9 in “Notes to financial statements.”
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2008, the aggregate amount of Rule 144A securities was $34,511,146, which represented 20.97% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At July 31, 2008, the aggregate amount of fair valued securities was $309,625, which represented 0.19% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
•	Variable rate security. The rate shown is the rate as of July 31, 2008.
Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

20

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
@	Illiquid security. At July 31, 2008, the aggregate amount of illiquid securities was $309,625, which represented 0.19% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
Õ	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit their liquidity. As of July 31, 2008, the aggregate amount of the restricted security was $309,625 or 0.19% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
©	Includes $15,461,248 of securities loaned.

PIK — Pay-in-kind

Net Asset Value and Offering Price Per Share –
Delaware High-Yield Opportunities Fund
Net asset value Class A (A)	$3.88
Sales charge (4.50% of offering price) (B)	0.18
Offering price	$4.06

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes

21

Statement of assets and liabilities
Delaware High-Yield Opportunities Fund	July 31, 2008

Assets:
Investments at value (cost $166,425,230)	$158,551,421
Short-term investments held as collateral for loaned securities (cost $15,822,891)	15,822,891
Receivable for securities sold	5,943,812
Interest receivable	3,492,074
Receivable for fund shares sold	499,350
Securities lending income receivable	9,941
Total assets	184,319,489

Liabilities:
Cash overdraft	638,695
Payable for securities purchased	2,360,372
Obligation to return securities lending collateral	15,822,891
Distributions payable	393,985
Payable for fund shares redeemed	340,803
Due to manager and affiliates	139,309
Other accrued expenses	71,021
Total liabilities	19,767,076

Total net assets	$164,552,413

See accompanying notes

22

Statement of operations
Delaware High-Yield Opportunities Fund	Year Ended July 31, 2008

Investment Income:
Interest	$13,838,156
Dividends	189,682
Securities lending income	178,103	$14,205,941

Expenses:
Management fees	$1,099,078
Distribution expenses – Class A	281,237
Distribution expenses – Class B	100,483
Distribution expenses – Class C	242,224
Distribution expenses – Class R	69,293
Dividend disbursing and transfer agent fees and expenses	361,400
Registration fees	68,384
Accounting and administration expenses	67,627
Reports and statements to shareholders	48,881
Audit and tax	22,203
Legal fees	17,342
Pricing fees	9,832
Trustees’ fees	8,261
Custodian fees	6,359
Insurance fees	3,876
Consulting fees	2,490
Dues and services	1,250
Trustees’ expenses	921
Taxes (other than taxes on income)	643	2,411,784
Less expenses absorbed or waived		(305,447)
Less waived distribution expenses – Class R		(11,549)
Less expenses paid indirectly		(4,442)
Total operating expenses		2,090,346
Net Investment Income		12,115,595

Net Realized and Unrealized Loss on Investments:
Net realized loss on:
Investments		(13,393,066)
Swap contracts		(31,434)
Net realized loss		(13,424,500)
Net change in unrealized appreciation/depreciation of investments		(2,074,385)
Net Realized and Unrealized Loss on Investments		(15,498,885)

Net Decrease in Net Assets Resulting from Operations		$(3,383,290)

See accompanying notes

23

Statements of changes in net assets
Delaware High-Yield Opportunities Fund

	Year Ended
	7/31/08	7/31/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$12,115,595	$11,517,802
Net realized gain (loss) on investments	(13,424,500)	2,282,290
Net change in unrealized appreciation/depreciation of investments	(2,074,385)	(4,751,497)
Net increase (decrease) in net assets resulting from operations	(3,383,290)	9,048,595

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(7,074,143)	(6,546,964)
Class B	(689,378)	(944,829)
Class C	(1,657,179)	(1,542,924)
Class R	(845,742)	(384,992)
Institutional Class	(2,332,091)	(2,522,720)
	(12,598,533)	(11,942,429)

Capital Share Transactions:
Proceeds from shares sold:
Class A	39,214,815	71,566,320
Class B	210,214	3,046,865
Class C	4,965,542	16,337,198
Class R	9,785,654	6,782,518
Institutional Class	28,075,829	43,277,994

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	4,840,992	4,487,889
Class B	340,378	422,813
Class C	1,041,295	885,150
Class R	813,755	377,176
Institutional Class	1,896,211	2,103,530
	91,184,685	149,287,453

24

	Year Ended
	7/31/08	7/31/07
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(50,980,222)	$(35,120,328)
Class B	(4,264,532)	(4,653,560)
Class C	(9,808,509)	(5,843,416)
Class R	(7,358,154)	(1,448,664)
Institutional Class	(16,092,095)	(32,302,737)
	(88,503,512)	(79,368,705)
Increase in net assets derived from capital share transactions	2,681,173	69,918,748
Net Increase (Decrease) in Net Assets	(13,300,650)	67,024,914

Net Assets:
Beginning of year	177,853,063	110,828,149
End of year (including undistributed net investment
income of $70,359 and $122,952, respectively)	$164,552,413	$177,853,063

See accompanying notes

25

Financial highlights
Delaware High-Yield Opportunities Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information for the year ended July 31, 2004.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

26

Year Ended
7/31/08	7/31/07	7/31/06	7/31/05	7/31/04
$4.260	$4.260	$4.360	$4.210	$3.970

0.299	0.321	0.319	0.292	0.335
(0.368)	0.012	(0.090)	0.184	0.243
(0.069)	0.333	0.229	0.476	0.578

(0.311)	(0.333)	(0.329)	(0.326)	(0.338)
(0.311)	(0.333)	(0.329)	(0.326)	(0.338)

$3.880	$4.260	$4.260	$4.360	$4.210

(1.74% )	7.82%	5.49%	11.61%	14.97%

$86,809	$102,420	$63,405	$82,988	$44,428
1.13%	1.13%	1.13%	1.16%	1.13%

1.31%	1.27%	1.29%	1.28%	1.38%
7.28%	7.24%	7.42%	6.68%	8.05%

7.10%	7.10%	7.26%	6.56%	7.80%
143%	149%	151%	229%	644%

27

Financial highlights
Delaware High-Yield Opportunities Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information for the year ended July 31, 2004.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

28

Year Ended
7/31/08	7/31/07	7/31/06	7/31/05	7/31/04
$4.260	$4.260	$4.360	$4.210	$3.970

0.271	0.291	0.289	0.262	0.305
(0.368)	0.012	(0.090)	0.184	0.244
(0.097)	0.303	0.199	0.446	0.549

(0.283)	(0.303)	(0.299)	(0.296)	(0.309)
(0.283)	(0.303)	(0.299)	(0.296)	(0.309)

$3.880	$4.260	$4.260	$4.360	$4.210

(2.42% )	7.08%	4.75%	10.85%	14.19%

$7,827	$12,446	$13,597	$16,661	$15,015
1.83%	1.83%	1.83%	1.86%	1.83%

2.01%	1.97%	1.99%	1.98%	2.08%
6.58%	6.54%	6.72%	5.98%	7.35%

6.40%	6.40%	6.56%	5.86%	7.10%
143%	149%	151%	229%	644%

29

Financial highlights
Delaware High-Yield Opportunities Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information for the year ended July 31, 2004.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

30

Year Ended
7/31/08	7/31/07	7/31/06	7/31/05	7/31/04
$4.260	$4.260	$4.360	$4.210	$3.970

0.270	0.290	0.289	0.262	0.305
(0.368)	0.012	(0.090)	0.184	0.243
(0.098)	0.302	0.199	0.446	0.548

(0.282)	(0.302)	(0.299)	(0.296)	(0.308)
(0.282)	(0.302)	(0.299)	(0.296)	(0.308)

$3.880	$4.260	$4.260	$4.360	$4.210

(2.44% )	7.07%	4.75%	10.84%	14.16%

$21,146	$27,179	$16,285	$17,474	$8,824
1.83%	1.83%	1.83%	1.86%	1.83%

2.01%	1.97%	1.99%	1.98%	2.08%
6.58%	6.54%	6.72%	5.98%	7.35%

6.40%	6.40%	6.56%	5.86%	7.10%
143%	149%	151%	229%	644%

31

Financial highlights
Delaware High-Yield Opportunities Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information for the year ended July 31, 2004.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

See accompanying notes

32

Year Ended
7/31/08	7/31/07	7/31/06	7/31/05	7/31/04
$4.270	$4.270	$4.370	$4.210	$3.970

0.291	0.313	0.310	0.279	0.322
(0.368)	0.012	(0.090)	0.194	0.242
(0.077)	0.325	0.220	0.473	0.564

(0.303)	(0.325)	(0.320)	(0.313)	(0.324)
(0.303)	(0.325)	(0.320)	(0.313)	(0.324)

$3.890	$4.270	$4.270	$4.370	$4.210

(1.93% )	7.59%	5.27%	11.52%	14.55%

$11,305	$9,251	$3,704	$2,030	$16
1.33%	1.33%	1.33%	1.46%	1.43%

1.61%	1.57%	1.59%	1.58%	1.68%
7.08%	7.04%	7.22%	6.38%	7.75%

6.80%	6.80%	6.96%	6.26%	7.50%
143%	149%	151%	229%	644%

33

Financial highlights
Delaware High-Yield Opportunities Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information for the year ended July 31, 2004.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

34

Year Ended
7/31/08	7/31/07	7/31/06	7/31/05	7/31/04
$4.260	$4.260	$4.360	$4.210	$3.970

0.312	0.335	0.332	0.306	0.347
(0.368)	0.012	(0.090)	0.184	0.244
(0.056)	0.347	0.242	0.490	0.591

(0.324)	(0.347)	(0.342)	(0.340)	(0.351)
(0.324)	(0.347)	(0.342)	(0.340)	(0.351)

$3.880	$4.260	$4.260	$4.360	$4.210

(1.45% )	8.15%	5.80%	11.96%	15.33%

$37,465	$26,557	$13,837	$7,931	$1,066
0.83%	0.83%	0.83%	0.86%	0.83%

1.01%	0.97%	0.99%	0.98%	1.08%
7.58%	7.54%	7.72%	6.98%	8.35%

7.40%	7.40%	7.56%	6.86%	8.10%
143%	149%	151%	229%	644%

35

Notes to financial statements
Delaware High-Yield Opportunities Fund	July 31, 2008

Delaware Group® Income Funds (Trust) is organized as a Delaware statutory trust and offers four series: Delaware Corporate Bond Fund, Delaware Delchester® Fund, Delaware Extended Duration Bond Fund and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to Delaware High-Yield Opportunities Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek total return and, as a secondary objective, high current income.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Other long-term debt securities, credit default swap (CDS) contracts, and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle (Collective Trust), is valued at unit value per share. Generally, swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

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In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes — The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective January 31, 2008, the Fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to financial statements
Delaware High-Yield Opportunities Fund

1. Significant Accounting Policies (continued)

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Fund receives earning credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)) do not exceed 0.83% of average daily net assets of the Fund through November 30, 2008. For purposes of this waiver and reimbursement, non-routine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Fund’s Board and DMC. This expense waiver and reimbursements applies only to expenses paid directly by the Fund.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in

38

excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to the Fund and received a fee at an annual rate of 0.04% of average daily net assets. For the year ended July 31, 2008, the Fund was charged $ 18,588 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares, and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to limit distribution and service fees through November 30, 2008 in order to prevent distribution and service fees of Class R shares from exceeding 0.50% of average daily net assets.

At July 31, 2008, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$48,519
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	35,728
Distribution fee payable to DDLP	51,692
Other expenses payable to DMC and affiliates*	3,370

*	DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended July 31, 2008, the Fund was charged $11,707 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended July 31, 2008, DDLP earned $15,209 for commissions on sales of the Fund’s Class A shares. For the year ended July 31, 2008, DDLP received gross CDSC commissions of $2,007, $26,815, and $11,223 on redemption of the Fund’s Class A, Class B, and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

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Notes to financial statements
Delaware High-Yield Opportunities Fund

3. Investments

For the year ended July 31, 2008, the Fund made purchases of $225,079,594 and sales of $221,456,539 of investment securities other than short-term investments.

At July 31, 2008, the cost of investments for federal income tax purposes was $182,820,111. At July 31, 2008, net unrealized depreciation was $8,445,799, of which $704,985 related to unrealized appreciation of investments and $9,150,784 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2008 and 2007 was as follows:

	Year Ended
	7/31/08	7/31/07
Ordinary income	$12,598,533	$11,942,429

5. Components of Net Assets on a Tax Basis

As of July 31, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$189,382,661
Undistributed ordinary income	85,383
Post-October losses	(11,047,478)
Capital loss carryforwards	(5,407,330)
Other temporary differences	(15,024)
Unrealized depreciation of investments	(8,445,799)
Net assets	$164,552,413

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of market discount and premium on debt instruments, and contingent payment debt instruments.

Post-October losses represent losses realized on investments transactions from November 1, 2007 through July 31, 2008 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of CDS contracts and market discount and premium on certain debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2008, the Fund recorded the following reclassifications.

Undistributed net investment income	$430,345
Accumulated net realized gain (loss)	(430,345)

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For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at July 31, 2008 will expire as follows: $2,177,753 expires in 2010, $424,701 expires in 2014 and $2,804,876 expires in 2016.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	7/31/08	7/31/07
Shares sold:
Class A	9,487,146	16,131,500
Class B	51,056	690,363
Class C	1,204,058	3,683,027
Class R	2,369,012	1,542,551
Institutional Class	6,885,822	9,813,398

Shares issued upon reinvestment of dividends and distributions:
Class A	1,179,179	1,014,172
Class B	82,934	95,775
Class C	253,193	199,740
Class R	198,142	85,132
Institutional Class	463,414	474,044
	22,173,956	33,729,702
Shares repurchased:
Class A	(12,331,578)	(7,989,211)
Class B	(1,037,937)	(1,054,471)
Class C	(2,384,602)	(1,328,467)
Class R	(1,826,857)	(327,926)
Institutional Class	(3,929,026)	(7,300,415)
	(21,510,000)	(18,000,490)
Net increase	663,956	15,729,212

For the years ended July 31, 2008 and 2007, 222,863 Class B shares were converted to 222,594 Class A shares valued at $908,633 and 318,849 Class B shares were converted to 318,849 Class A shares valued at $1,416,201, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

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Notes to financial statements
Delaware High-Yield Opportunities Fund

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of July 31, 2008, or at any time during the year then ended.

8. Swap Contracts

The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for future or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event, as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection

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with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended July 31, 2008, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

CDS may involve greater risks than if the Fund had invested in the referenced obligation directly. CDS are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown above. There were no swap contracts outstanding at July 31, 2008.

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirement. Cash collateral received is invested in a Collective Trust established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned

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Notes to financial statements
Delaware High-Yield Opportunities Fund

9. Securities Lending (continued)

securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records securities lending income net of allocations to the security lending agent and the borrower.

At July 31, 2008, the value of the securities on loan was $15,461,248, for which cash collateral was received and invested in accordance with the lending agreement. Such investments are presented on the statement of net assets under the caption “Securities Lending Collateral.”

10. Credit and Market Risk

The Fund invests in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-today functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statement of net assets.

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11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

(A) Long-Term Capital Gains Distributions (Tax Basis)	—
(B) Ordinary Income Distribution (Tax Basis)	100%
Total Distributions (Tax Basis)	100%

(A) and (B) are based on a percentage of the Fund’s total distributions.

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Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group® Income Funds — Delaware High-Yield Opportunities Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of Delaware High-Yield Opportunities Fund (one of the series constituting Delaware Group Income Funds) (the “Fund”) as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware High-Yield Opportunities Fund series of Delaware Group Income Funds at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
September 18, 2008

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Other Fund information
Delaware High-Yield Opportunities Fund

Board Consideration of Delaware High-Yield Opportunities Fund Investment Advisory Agreement

At a meeting held on May 20-22, 2008 (the “Annual Meeting”), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware High-Yield Opportunities Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contract. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board separately received and reviewed in February 2008 independent historical and comparative reports prepared by Lipper Inc. (“Lipper”), an independent statistical compilation organization. The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The independent Trustees reviewed the Lipper reports with Counsel to the Independent Trustees at the February 2008 Board meeting and discussed such reports further with Counsel earlier in the Annual Meeting. The Board requested and received certain information regarding Management’s policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with independent counsel. Although the Trustees gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board in its contract renewal considerations.

Nature, Extent And Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and the adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. Favorable consideration was given to DMC’s efforts to maintain expenditures and, in some instances, increase financial and human resources committed to fund matters. The Board also considered

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Other Fund information
Delaware High-Yield Opportunities Fund

Board Consideration of Delaware High-Yield Opportunities Fund Investment Advisory Agreement (continued)

the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments’ affiliate, Delaware Service Company, Inc. (“DSC”), noting DSC’s commitment to maintain a high level of service as well as Delaware Investments’ expenditures to improve the delivery of shareholder services. During 2007 Management commenced the outsourcing of certain investment accounting functions that are expected to improve further the quality and the cost of delivering investment accounting services to the Fund. The Board once again noted the benefits provided to Fund shareholders by being part of the Delaware Investments® Family of Funds, including each shareholder’s ability to exchange an investment in one Delaware fund for the same class of shares in another Delaware fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware funds and the privilege to combine holdings in other Delaware funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the overall investment performance of DMC and the Fund. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest, ranked last. The highest/ best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods ended December 31, 2007. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The Trustees complimented Management on navigating the Delaware Investments® Family of Funds fixed income funds through the turbulent financial markets since 2007 without incurring a major difficulty. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional high current yield funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the three-, five- and ten-year periods was in the first quartile. The Board noted that the Fund’s performance results overall were above median, which was acceptable.

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Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of October 31, 2007 and the most recent fiscal year end for comparative funds as of August 31, 2007 or earlier. For any fund with a fiscal year end after August 31, 2007, such fund’s expense data were measured as of its fiscal year end for 2006. The Board focused on the comparative analysis of the effective management fees and total expense ratios of the Fund versus the effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflect operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments® Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

49

Other Fund information
Delaware High-Yield Opportunities Fund

Board Consideration of Delaware High-Yield Opportunities Fund Investment Advisory Agreement (continued)

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

Fund management

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager
Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Kevin P. Loome, CFA
Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments
Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

50

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

52

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	84	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.[2]		Board of Governors Member
Investment Company
Institute (ICI)
(2007–Present)

Member of Investment Committee
Cradle of Liberty Council, BSA
(November 2007–Present)

Finance Committee Member
St. John Vianney
Roman Catholic Church
(2007–Present)

Private Investor	84	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(April 2007–Present)
Investment Manager
Morgan Stanley & Co.		Chairman of Investment
(January 1984–March 2004)		Committee
The Haverford School
(2002–Present)

Chairman of
Investment Committee
Pennsylvania Academy of
Fine Arts (2007–Present)
Trustee (2004–Present)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

53

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas L. Bennett
(continued)

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 1997[3]
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

54

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Investment Committee
Member
Pennsylvania Horticultural
Society
(February 2006–Present)

President	84	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)
Director
Executive Vice President		Allied Barton
University of Pennsylvania		Security Holdings
(April 1995–June 2002)

Founder and	84	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	84	None
Assurant, Inc. (Insurance)
(2002–2004)

Consultant	84	Director and Audit
ARL Associates		Committee Chair
(Financial Planning)		Systemax, Inc.
(1983–Present)

President and	84	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)

55

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas F. Madison
(continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

56

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
the Compensation Committee
Spanlink Communications

Lead Director and Chair of
Compensation and
Governance Committees
Valmont Industries, Inc.

Vice President and Treasurer	84	None
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	84	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director and Audit
Founder		Committee Member
Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)

57

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

58

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	84	None[4]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	84	None[4]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	84	None[4]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	84	None[4]
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

59

About the organization

This annual report is for the information of Delaware High-Yield Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware High-Yield Opportunities Fund and the Delaware Investments® Fund profile for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

60

Affiliated officers

David F. Connor
Vice President, Deputy General Counsel, and
Secretary
Delaware Investments® Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information

Investment manager
Delaware Management Company, a series of
Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend disbursing,
and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 523-1918

For securities dealers and financial
institutions representatives only
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

61

Annual report

Delaware Corporate Bond Fund

Delaware Extended Duration Bond Fund

July 31, 2008

Fixed income mutual funds

Portfolio management review	1

Performance summaries	5

Disclosure of Fund expenses	12

Sector allocations and credit quality breakdowns	14

Statements of net assets	18

Statements of assets and liabilities	49

Statements of operations	50

Statements of changes in net assets	52

Financial highlights	56

Notes to financial statements	76

Report of independent registered public accounting firm	92

Other Fund information	93

Board of trustees/directors and officers addendum	98

About the organization	106

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2008 Delaware Distributors, L.P.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund	Aug. 12, 2008

The managers of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund provided the answers to the questions below as a review of the Funds’ activities for the fiscal year that ended July 31, 2008.

How do the two Funds differ?

The most significant difference between Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund is their return potential and risk profiles as determined by the average duration of the bonds in each Fund’s portfolio. We generally keep Delaware Corporate Bond Fund’s duration between 4 and 7 years. Delaware Extended Duration Bond Fund typically has a duration of between 8 and 11 years. Duration measures a bond’s sensitivity to interest rates by indicating the approximate change in a bond fund’s price given a 1% change in interest rates.

How did the Funds perform?

Delaware Corporate Bond Fund Class A shares returned +0.04% at net asset value and -4.46% at maximum offer price (both returns include distributions reinvested) for the fiscal year ended July 31, 2008. Effective June 1, 2008, the Fund benchmark changed from the Lehman Brothers U.S. Credit Index to the Lehman Brothers U.S. Corporate Investment Grade Index. For the fiscal year, the Fund’s new benchmark, the Lehman Brothers U.S. Corporate Investment Grade Index, returned +1.95%. The Lehman Brothers U.S. Credit Index returned +2.85%. For complete, annualized performance for Delaware Corporate Bond Fund, please see the table on page 5.

Delaware Extended Duration Bond Fund Class A shares returned 0.83% at net asset value and -3.75% at maximum offer price (both returns include distributions reinvested) for the fiscal year ended July 31, 2008. Effective June 1, 2008, the Fund benchmark changed from the Lehman Brothers U.S. Long Credit Index to the Lehman Brothers Long U.S. Corporate Index. For the fiscal year, the Fund’s new benchmark, the Lehman Brothers Long U.S. Corporate Index, returned -0.59%. The Lehman Brothers U.S. Long Credit Index returned +0.34%. For complete, annualized performance for Delaware Extended Duration Bond Fund, please see the table on page 8.

Please describe the broad investment environment during the fiscal year from your perspective.

The annual period presented an extraordinarily difficult investment environment. The period began amid a deepening slump in U.S. home prices coupled with a rising rate of foreclosures. These circumstances caused the general loss of confidence in the value of the collateral that backs many types of structured product debt and created write-downs among financial institutions that had invested heavily in these securities. Investor doubt effectively crippled the global credit markets, making credit extremely difficult to obtain for individuals and corporations. The issues in the credit markets compounded further during the year, as investors lost faith in the relevance of credit ratings on all types of debt.

Such hazardous conditions continued with only limited interruptions throughout the reporting period. Home prices continued to swoon, and home sales declined. Banks and other financial companies experienced massive write-downs primarily due to their exposure

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review was provided by Bloomberg.	1

Portfolio management review
Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

to the failing subprime housing market. The treacherous state of affairs seemed to climax in the much-publicized March 2008 bailout of investment bank Bear Stearns by J.P. Morgan, with full assistance (a $29 billion lending agreement) from the Federal Reserve.

Yields on corporate bonds had risen to approximately 2.70% above risk-free Treasury yields just prior to the bailout (corporate bond yields have averaged 1.05% above Treasurys during the past 15 years). Meanwhile, yields on investment grade financial companies, which were at the epicenter of the credit crisis, reached approximately 3.50% above that of Treasurys. These figures are important because a bond’s yield moves in the opposite direction to its price. Therefore, as their yields increased, the value of the bonds decreased.

The Federal Reserve was very active throughout the year. It employed both traditional and innovative measures in an attempt to energize and bring confidence back to the credit markets. The Federal Open Market Committee (FOMC) lowered the fed funds rate — the rate at which banks lend to each other overnight — on seven different occasions during the period from 5.25% to 2.00%. Among the seven times the FOMC lowered the fed funds rate, it took the unusual step of dropping rates by a full three-quarters of a percentage point on two separate occasions.

In addition, the Fed established a plan for biweekly emergency auctions of loans to banks and, along with central banks around the world, provided major markets with virtually unlimited liquidity early during the reporting period. In a rather dramatic departure from its normal operations, the Fed also provided financing sources to major broker/dealers in the wake of the Bear Stearns debacle.

At various times throughout the period, the Fed’s actions buoyed the credit markets. The most notable respite from the difficult environment took place in April and May 2008, when fixed income markets staged a significant recovery during which the non-Treasury sectors outpaced their more conservative government-issued peers. Beginning in June, however, many of the gains from the previous months were lost, and investors turned their focus once again to the longstanding weakness in the housing market, the U.S. economy, and rising inflationary conditions.

How about the environment for corporate bonds?

The market for corporate bonds was largely bifurcated, with performance varying between financial and nonfinancial bonds. Financial credits were further differentiated among major and regional institutions, as well as senior and subordinate securities. Ratings across investment grade had limited influence in terms of valuation; for instance, most financials were higher rated than industrials but traded at a significant discount to their comparably rated industrial peers.

Traditionally defensive sectors, those that are less prone to market cycles, outpaced cyclical sectors, again because of investors’ flight to quality. The best-performing sectors included utilities, consumer noncyclical, energy, and technology. Financials performed worst on a sector basis. Financial companies were heavily affected by the distressed assets they held and write-downs associated with these assets. Financials also were impacted-negatively by heavy new-bond issuance made to replenish capital deterioration from losses, as well as concerns that problems lie ahead in consumer and corporate related risk.

2

What was the Funds’ strategy during the reporting period?

The Funds held a considerably higher amount of riskier securities than we would have wanted as the period began. Many of these securities had been selected as part of the strategy of the previous portfolio management team, which we replaced just prior to the beginning of the reporting period and just as the credit environment was beginning to worsen further.

For example, the Funds held higher-than-index positions within the high yield, emerging market, and structured product (which includes mortgage-backed and asset-backed securities) sectors. The Funds also carried a sizeable portion of lower-rated investment grade (BBB-rated) bonds. Our team’s strategy, particularly at the beginning of the reporting period, largely consisted of limiting the Funds’ exposure to riskier asset classes, and moving into more conservative bonds we felt would perform more favorably in the current investment climate.

We boosted the Funds’ position in government-issued Treasury securities. Similarly, we attempted to move into traditionally more defensive sectors where we believed performance would be less affected by the economic downturn. As of period end, we still preferred defensive sectors, though we began to re-enter financials, investing in companies we believed to be high quality, as they became cheaper.

It was only toward the end of the period when the difference between what we consider the “haves” and “have nots” among financial companies began to reassert itself. We sought to invest in the haves — those financial companies we believed had sufficient access to capital, already had adequate capitalization levels, and had in place appropriate loss mitigation strategies — due to their importance to the overall financial system, and because valuations had already priced in a significant amount of downside.

Although our strategy included the changes to the Funds described above, note that we maintained our fundamentally driven, bottom-up investment strategy. Accordingly, we remain focused on finding the best individual bonds. We typically attempt to find these bonds through the use of proprietary, in-depth fundamental research, capital structure and covenant analysis, reviewing management teams and industry trends in detail, and maintaining a well-diversified portfolio.

How did your investment approach influence performance?

Given the extremely negative environment in which we operated during the year, our move to concentrate the Funds’ positions in conservative sectors contributed to the Funds’ slightly positive performance at net asset value (Class A shares). Specifically, we invested heavily (compared to the Funds’ benchmarks) in the pharmaceuticals, utility, energy, consumer noncyclicals, and industrials sectors; our investments there boosted the Funds’ returns. Likewise, a greater-than-index position in Treasurys contributed positively to the Funds’ performance.

Unfortunately, our exposure to riskier areas of the market hurt the Funds’ performance, particularly during the severely volatile periods early in the reporting period. For example, the Funds’ exposure to high yield credits detracted from performance, as did investments in cyclical sectors such as technology, transportation, and financials. Beyond financials, cyclical, less-liquid names also detracted from performance over the course of the year.

3

Portfolio management review
Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

Fund basics
Delaware Corporate Bond Fund			As of July 31, 2008
Fund objective:	The Fund seeks to provide investors with total return.
Total Fund net assets:	$564 million
Number of holdings:	255
Fund start date:	Sept. 15, 1998
	Nasdaq symbols	CUSIPs
Class A	DGCAX	245908785
Class B	DGCBX	245908777
Class C	DGCCX	245908769
Class R	DGCRX	245908744
Institutional Class	DGCIX	245908751

Delaware Extended Duration Bond Fund			As of July 31, 2008
Fund objective:	The Fund seeks to provide investors with total return.
Total Fund net assets:	$223 million
Number of holdings:	190
Fund start date:	Sept. 15, 1998
	Nasdaq symbols	CUSIPs
Class A	DEEAX	245908835
Class B	DEEBX	245908827
Class C	DEECX	245908819
Class R	DEERX	245908728
Institutional Class	DEEIX	245908793

4

Performance summaries
Delaware Corporate Bond Fund	July 31, 2008

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Corporate Bond Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Fund performance	Average annual total returns through July 31, 2008
	1 year	3 years	5 years	Lifetime
Class A (Est. Sept. 15, 1998)
Excluding sales charge	+0.04%	+2.32%	+4.64%	+5.79%
Including sales charge	-4.46%	+0.78%	+3.69%	+5.29%
Class B (Est. Sept. 15, 1998)
Excluding sales charge	-0.90%	+1.56%	+3.82%	+5.16%
Including sales charge	-4.69%	+0.89%	+3.58%	+5.16%
Class C (Est. Sept. 15, 1998)
Excluding sales charge	-0.71%	+1.56%	+3.86%	+5.01%
Including sales charge	-1.66%	+1.56%	+3.86%	+5.01%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 Investment chart on page 7. Performance would have been lower had the expense limitation not been in effect. The current expenses for each class are listed on the chart on the next page.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.30% of average daily net assets, but such a fee is currently subject to a contractual cap of 0.25% of average daily net assets through Nov. 30, 2008.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges, as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from

5

Performance summaries
Delaware Corporate Bond Fund

4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Please see the prospectus for additional information on Class B purchase and sales charges.

Lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

The average annual total returns for the 1-year, 3-year, 5-year, and lifetime (since June 2, 2003) periods ended July 31, 2008, for Delaware Corporate Bond Fund Class R shares were -0.21%, +2.06%, +4.34%, and +3.28%, respectively.

Class R shares were first made available June 2, 2003, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but such fee is currently subject to a contractual cap of 0.50% of average daily net assets through Nov. 30, 2008.

The average annual total returns for the 1-year, 3-year, 5-year, and lifetime periods ended July 31, 2008, for Delaware Corporate Bond Fund Institutional Class shares were +0.10%, +2.58%, +4.86%, and +6.03%, respectively.

Institutional Class shares were first made available Sept. 15, 1998, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table on the previous page and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The Fund may be affected by economic conditions that may hinder a company’s ability to make interest and principal payments on its debt.

High yielding noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities.

This Fund will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions, or poor performance from specific industries or bond issuers.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the table below. Management has contracted to reimburse expenses and/or waive its management fees from Dec. 1, 2007, through Nov. 30, 2008. Please see the most recent prospectus for additional information on the fee waivers.

Fund expense ratios
	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses
(without fee waivers)	1.06%	1.76%	1.76%	1.36%	0.76%
Net expense ratio
(including fee waivers, if any)*	0.90%	1.65%	1.65%	1.15%	0.65%
*	The applicable fee waivers are discussed in the text on pages 5 and 6.

6

Performance of a $10,000 investment
Average annual total returns from Sept. 15, 1998, through July 31, 2008

For period beginning Sept. 15, 1998, through July 31, 2008	Starting value	Ending value
Lehman Brothers U.S. Credit Index	$10,000	$17,349
Lehman Brothers U.S. Corporate Investment Grade Index	$10,000	$16,875
Delaware Corporate Bond Fund — Class A Shares	$9,550	$16,620

The chart assumes $10,000 invested in the Fund on Sept. 15, 1998, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please see pages 5 and 6 for additional details on these fees.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Lehman Brothers U.S. Corporate Investment Grade Index and Lehman Brothers U.S. Credit Index as of Sept. 15, 1998. The Lehman Brothers U.S. Corporate Investment Grade Index is composed of U.S. dollar–denominated, investment grade, SEC-registered corporate bonds issued by industrial, utility, and financial companies. The Lehman Brothers U.S. Credit Index measures the total return performance of nonconvertible, investment grade domestic corporate bonds and SEC-registered foreign issues. All bonds have at least one year to maturity.

Effective June 1, 2008, the Fund changed its benchmark index from the Lehman Brothers U.S. Credit Index to the Lehman Brothers U.S. Corporate Investment Grade Index. The Fund´s portfolio managers believe that the Fund´s new benchmark is more consistent with how the Fund is managed and better tracks the Fund’s performance.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

The chart does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.

7

Performance summaries
Delaware Extended Duration Bond Fund	July 31, 2008

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments. com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Extended Duration Bond Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Fund performance	Average annual total returns through July 31, 2008
	1 year	3 years	5 years	Lifetime
Class A (Est. Sept. 15, 1998)
Excluding sales charge	+0.83%	+1.51%	+5.61%	+6.32%
Including sales charge	-3.75%	-0.04%	+4.65%	+5.82%
Class B (Est. Sept. 15, 1998)
Excluding sales charge	+0.08%	+0.75%	+4.79%	+5.66%
Including sales charge	-3.74%	+0.10%	+4.56%	+5.66%
Class C (Est. Sept. 15, 1998)
Excluding sales charge	+0.08%	+0.81%	+4.83%	+5.55%
Including sales charge	-0.88%	+0.81%	+4.83%	+5.55%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 Investment chart on page 10. Performance would have been lower had the expense limitation not been in effect. The current expenses for each class are listed on the chart on the next page.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.30% of average daily net assets, but such a fee is currently subject to a contractual cap of 0.25% of average daily net assets through Nov. 30, 2008.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges, as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of

8

time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Please see the prospectus for additional information on Class B purchase and sales charges.

Lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

The average annual total returns for the 1-year and lifetime (since Oct. 1, 2005) periods ended July 31, 2008, for Delaware Extended Duration Bond Fund Class R shares were +0.39% and +1.50%, respectively.

Class R shares were first made available Oct. 1, 2005, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but such fee is currently subject to a contractual cap of 0.50% of average daily net assets through Nov. 30, 2008.

The average annual total returns for the 1-year, 3-year, 5-year, and lifetime periods ended July 31, 2008, for Delaware Extended Duration Bond Fund Institutional Class shares were +1.09%, +1.76%, +5.85%, and +6.57%, respectively.

Institutional Class shares were first made available Sept. 15, 1998, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table on the previous page and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The Fund may be affected by economic conditions which may hinder a company’s ability to make interest and principal payments on its debt.

High yielding noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities.

This Fund will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions, or poor performance from specific industries or bond issuers.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the table below. Management has contracted to reimburse expenses and/or waive its management fees from Dec. 1, 2007, through Nov. 30, 2008. Please see the most recent prospectus for additional information on the fee waivers.

Fund expense ratios
	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses
(without fee waivers)	1.20%	1.90%	1.90%	1.50%	0.90%
Net expense ratio
(including fee waivers, if any)*	0.90%	1.65%	1.65%	1.15%	0.65%
*The applicable fee waivers are discussed in the text on page 8 and 9.

9

Performance summaries
Delaware Extended Duration Bond Fund

Performance of a $10,000 investment
Average annual total returns from Sept. 15, 1998, through July 31, 2008

For period beginning Sept. 15, 1998, through July 31, 2008	Starting value	Ending value
Lehman Brothers U.S. Long Credit Index	$10,000	$17,745
Delaware Extended Duration Bond Fund — Class A Shares	$9,550	$17,468
Lehman Brothers Long U.S. Corporate Index	$10,000	$16,150

The chart assumes $10,000 invested in the Fund on Sept. 15, 1998, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please see pages 8 and 9 for additional details on these fees.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Lehman Brothers Long U.S. Corporate Index as of Sept. 30, 1998, and the Lehman Brothers U.S. Long Credit Index as of Sept. 15, 1998. The Lehman Brothers Long U.S. Corporate Index is composed of U.S. dollar–denominated, investment grade, SEC-registered corporate bonds issued by industrial, utility, and financial companies. The Lehman Brothers U.S. Long Credit Index measures the total return performance of nonconvertible, investment grade domestic corporate bonds and SEC-registered foreign issues. All bonds have at least 10 years to maturity.

Effective June 1, 2008, the Fund changed its benchmark index from the Lehman Brothers U.S. Long Credit Index to the Lehman Brothers Long U.S. Corporate Index. The Fund´s portfolio managers believe that the Fund´s new benchmark is more consistent with how the Fund is managed and better tracks the Fund’s performance.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

The chart does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.

10

Disclosure of Fund expenses
For the period February 1, 2008 to July 31, 2008

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2008 to July 31, 2008.

Actual expenses

The first section of the tables shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Delaware Corporate Bond Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account	Account Value	Annualized	Paid During Period
	2/1/08	7/31/08	Expense Ratio	2/1/08 to 7/31/08*
Actual Fund return
Class A	$1,000.00	$970.10	0.90%	$4.41
Class B	1,000.00	964.70	1.65%	8.06
Class C	1,000.00	966.50	1.65%	8.07
Class R	1,000.00	968.90	1.15%	5.63
Institutional Class	1,000.00	969.50	0.65%	3.18
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.39	0.90%	$4.52
Class B	1,000.00	1,016.66	1.65%	8.27
Class C	1,000.00	1,016.66	1.65%	8.27
Class R	1,000.00	1,019.14	1.15%	5.77
Institutional Class	1,000.00	1,021.63	0.65%	3.27

Delaware Extended Duration Bond Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account	Account Value	Annualized	Paid During Period
	2/1/08	7/31/08	Expense Ratio	2/1/08 to 7/31/08*
Actual Fund return
Class A	$1,000.00	$963.00	0.90%	$4.39
Class B	1,000.00	959.30	1.65%	8.04
Class C	1,000.00	961.10	1.65%	8.05
Class R	1,000.00	961.80	1.15%	5.61
Institutional Class	1,000.00	964.20	0.65%	3.17
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.39	0.90%	$4.52
Class B	1,000.00	1,016.66	1.65%	8.27
Class C	1,000.00	1,016.66	1.65%	8.27
Class R	1,000.00	1,019.14	1.15%	5.77
Institutional Class	1,000.00	1,021.63	0.65%	3.27

*“Expenses Paid During Period” are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Sector allocation and credit quality breakdown
Delaware Corporate Bond Fund	As of July 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may also represent the investment manager’s internal sector classifications, which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	0.20%
Agency Mortgage-Backed Security	0.19%
Collateralized Debt Obligation	0.02%
Commercial Mortgage-Backed Securities	2.80%
Corporate Bonds	82.22%
Banking	11.68%
Basic Industry	6.42%
Brokerage	3.59%
Capital Goods	2.43%
Communications	14.77%
Consumer Cyclical	4.57%
Consumer Non-Cyclical	10.97%
Electric	6.34%
Energy	6.13%
Finance Companies	3.33%
Insurance	6.35%
Natural Gas	2.13%
Real Estate	0.89%
Technology	0.99%
Transportation	1.63%
Municipal Bonds	1.11%
Non-Agency Asset-Backed Securities	2.16%
Non-Agency Collateralized Mortgage Obligations	1.09%
Regional Agency	0.28%
Senior Secured Loans	1.44%
Sovereign Debt	1.90%
Supranational Banks	0.75%
U.S. Treasury Obligations	0.95%
Common Stock	0.00%
Preferred Stock	2.02%
Warrants	0.00%

Sector	Percentage of net assets
Repurchase Agreements	0.17%
Securities Lending Collateral	3.81%
Total Value of Securities	101.11%
Obligation to Return Securities Lending Collateral	(3.81%)
Receivables and Other Assets Net of Liabilities	2.70%
Total Net Assets	100.00%

Credit Quality Breakdown (as a % of fixed income investments)
AAA	12.27%
AA	11.01%
A	37.60%
BBB	31.21%
BB	4.93%
B	2.96%
Not Rated	0.02%
Total	100.00%

Sector allocation and credit quality breakdown
Delaware Extended Duration Bond Fund	As of July 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may also represent the investment manager’s internal sector classifications, which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	1.83%
Commercial Mortgage-Backed Securities	2.30%
Corporate Bonds	84.10%
Banking	11.92%
Basic Industry	6.95%
Brokerage	3.53%
Capital Goods	0.22%
Communications	12.64%
Consumer Cyclical	6.19%
Consumer Non-Cyclical	10.22%
Electric	9.18%
Energy	7.74%
Finance Companies	2.88%
Insurance	8.02%
Natural Gas	1.85%
Real Estate	0.47%
Technology	0.75%
Transportation	1.54%
Municipal Bonds	1.10%
Non-Agency Asset-Backed Securities	1.76%
Senior Secured Loans	1.61%
Sovereign Debt	0.61%
Supranational Bank	0.20%
U.S. Treasury Obligation	0.65%
Preferred Stock	2.19%
Warrants	0.00%
Securities Lending Collateral	3.04%
Total Value of Securities	99.39%
Obligation to Return Securities Lending Collateral	(3.04%)
Receivables and Other Assets Net of Liabilities	3.65%
Total Net Assets	100.00%

Credit Quality Breakdown (as a % of fixed income investments)	Percentage of net assets
AAA	13.40%
AA	9.36%
A	40.71%
BBB	27.43%
BB	5.85%
B	3.25%
Total	100.00%

Statements of net assets
Delaware Corporate Bond Fund	July 31, 2008

	Principal amount°		Value (U.S. $)
Agency Collateralized Mortgage Obligations – 0.20%
¥Fannie Mae REMIC
Series 2005-67 EY 5.50% 8/25/25	USD	615,000	$576,412
¥GNMA Series 2003-5 B 4.486% 10/16/25		540,000	539,494
Total Agency Collateralized Mortgage
Obligations (cost $1,149,330)			1,115,906

Agency Mortgage-Backed Security – 0.19%
¥Fannie Mae S.F. 30 yr 5.50% 9/1/36		1,093,047	1,074,420
Total Agency Mortgage-Backed Security
(cost $1,078,189)			1,074,420

@=#Collateralized Debt Obligation – 0.02%
Travelers Funding CBO
Series 1A A2 144A 6.35% 2/18/14		116,610	116,587
Total Collateralized Debt Obligation
(cost $119,015)			116,587

Commercial Mortgage-Backed Securities – 2.80%
•Bank of America Commercial Mortgage
Series 2004-3 A5 5.316% 6/10/39		1,490,000	1,477,613
Series 2005-6 AM 5.181% 9/10/47		675,000	619,299
Series 2006-3 A4 5.889% 7/10/44		1,075,000	1,034,207
Series 2007-3 A4 5.658% 5/10/17		1,230,000	1,136,290
#Bear Stearns Commercial Mortgage
Securities Series 2004-ESA E 144A
5.064% 5/14/16		1,105,000	1,119,627
•#Credit Suisse First Boston Mortgage
Securities Series 2001-SPGA A2 144A
6.515% 8/13/18		2,395,000	2,455,606
JPMorgan Chase Commercial
Mortgage Securities
Series 2002-C2 A2 5.05% 12/12/34		800,000	778,595
Series 2006-LDP9 A2 5.134% 5/15/47		2,400,000	2,195,981
#Merrill Lynch Mortgage Investors
Series 1998-C3 G 144A 6.00% 12/15/30		1,200,000	691,168
#Merrill Lynch Mortgage Trust
Series 2002-MW1 J 144A
5.695% 7/12/34		325,000	236,124

		Principal amount°	Value (U.S. $)
Commercial Mortgage-Backed Securities (continued)
•Morgan Stanley Capital I
#Series 1999-FNV1 G 144A 6.12% 3/15/31	USD	510,000	$501,772
Series 2007-T27 A4 5.65% 6/11/42		1,500,000	1,388,973
#Tower 144A
Series 2004-2A A 4.232% 12/15/14		935,000	920,732
Series 2006-1 B 5.588% 2/15/36		510,000	491,018
Series 2006-1 C 5.707% 2/15/36		785,000	733,174
Total Commercial Mortgage-Backed Securities
(cost $16,853,082)			15,780,179

Corporate Bonds – 82.22%
Banking – 11.68%
American Express Centurion Bank
5.55% 10/17/12		3,155,000	3,073,393
Bank of America
4.90% 5/1/13		1,400,000	1,357,321
5.65% 5/1/18		7,205,000	6,737,806
Bank of New York Mellon 4.50% 4/1/13		8,660,000	8,341,709
*BB&T Capital Trust I 5.85% 8/18/35		4,981,000	3,619,479
Branch Banking & Trust 5.625% 9/15/16		2,100,000	1,880,800
#CoBank ACB 144A 7.875% 4/16/18		2,060,000	2,008,974
JPMorgan Chase 6.40% 5/15/38		1,235,000	1,141,927
JPMorgan Chase Capital XXV 6.80% 10/1/37		5,035,000	4,266,387
Mellon Bank 5.45% 4/1/16		2,015,000	1,966,086
#National Australia Bank 144A 5.35% 6/12/13		5,820,000	5,820,064
PNC Bank 6.875% 4/1/18		4,385,000	4,330,841
@Õ•Popular North America 3.191% 4/6/09		845,000	828,722
@ÕPopular North America Capital Trust I
6.564% 9/15/34		1,500,000	973,484
Silicon Valley Bank
5.70% 6/1/12		2,320,000	2,140,483
6.05% 6/1/17		1,870,000	1,598,158
Sovereign Bancorp 4.80% 9/1/10		1,670,000	1,469,324
U.S. Bank
4.80% 4/15/15		2,400,000	2,323,807
4.95% 10/30/14		1,520,000	1,503,294
•USB Capital IX 6.189% 4/15/49		2,120,000	1,484,833

Statements of net assets
Delaware Corporate Bond Fund

		Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Banking (continued)
Washington Mutual
*5.25% 9/15/17	USD	1,215,000	$ 766,680
5.50% 8/24/11		2,627,000	1,813,789
Wells Fargo 5.625% 12/11/17		2,250,000	2,148,219
•Wells Fargo Capital XIII 7.70% 12/29/49		4,450,000	4,220,288
			65,815,868
Basic Industry – 6.42%
#ArcelorMittal 144A 6.125% 6/1/18		5,700,000	5,483,645
du Pont (EI) deNemours 6.00% 7/15/18		7,825,000	7,933,258
*#Evraz Group 144A 9.50% 4/24/18		1,491,000	1,444,481
Freeport McMoRan Copper & Gold
8.25% 4/1/15		1,375,000	1,435,266
8.375% 4/1/17		1,800,000	1,888,407
*Georgia-Pacific 9.50% 12/1/11		45,000	45,563
#GTL Trade Finance 144A 7.25% 10/20/17		1,200,000	1,196,950
Lubrizol 4.625% 10/1/09		3,490,000	3,471,639
#Nine Dragons Paper Holdings 144A
7.875% 4/29/13		1,190,000	1,168,118
#Norske Skogindustrier 144A
7.125% 10/15/33		2,265,000	1,347,675
Rio Tinto Finance USA 6.50% 7/15/18		5,800,000	5,826,663
#Sappi Papier Holding 144A 6.75% 6/15/12		2,910,000	2,626,534
#Severstal 144A 9.75% 7/29/13		1,400,000	1,407,700
#Steel Dynamics 144A 7.75% 4/15/16		925,000	915,750
			36,191,649
Brokerage – 3.59%
AMVESCAP 4.50% 12/15/09		1,435,000	1,387,889
Goldman Sachs Group
6.15% 4/1/18		7,514,000	7,251,182
6.75% 10/1/37		2,167,000	1,920,941
Jefferies Group 6.45% 6/8/27		2,705,000	2,097,195
Lazard Group 6.85% 6/15/17		1,240,000	1,082,451
Lehman Brothers Holdings
5.625% 1/24/13		3,360,000	3,144,211
6.875% 7/17/37		4,050,000	3,365,631
			20,249,500

		Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Capital Goods – 2.43%
*NXP BV Funding 9.50% 10/15/15	USD	1,620,000	$ 1,125,900
Textron 6.50% 6/1/12		3,085,000	3,244,963
Tyco Electronics Group
5.95% 1/15/14		6,205,000	6,159,890
6.55% 10/1/17		3,180,000	3,148,232
			13,678,985
Communications – 14.77%
AT&T 6.40% 5/15/38		3,260,000	3,113,548
AT&T Wireless 8.125% 5/1/12		7,750,000	8,510,873
#Charter Communications Operating 144A
10.875% 9/15/14		895,000	935,275
Comcast
5.875% 2/15/18		4,285,000	4,133,350
6.30% 11/15/17		3,250,000	3,232,505
#DirecTV Holdings 144A 7.625% 5/15/16		1,200,000	1,197,000
France Telecom 7.75% 3/1/11		7,315,000	7,794,872
ΩInmarsat Finance 10.375% 11/15/12		1,550,000	1,565,500
Nortel Networks
•7.041% 7/15/11		720,000	682,200
*10.75% 7/15/16		620,000	610,700
Qwest 7.50% 10/1/14		1,490,000	1,374,525
Rogers Communications 7.50% 8/15/38		5,345,000	5,382,468
Sprint Capital 8.375% 3/15/12		1,550,000	1,524,041
Telecom Italia Capital
4.00% 1/15/10		2,325,000	2,290,867
7.721% 6/4/38		3,430,000	3,386,123
Telefonica Emisiones 5.984% 6/20/11		1,450,000	1,468,396
Thomson Reuters
5.95% 7/15/13		3,010,000	3,044,744
*6.50% 7/15/18		4,045,000	4,057,709
Time Warner Cable 7.30% 7/1/38		2,900,000	2,908,149
Verizon Communications 5.55% 2/15/16		14,115,000	13,746,091
Viacom
•3.126% 6/16/09		1,025,000	1,018,376
5.75% 4/30/11		975,000	966,462
*#Vimpelcom 144A 9.125% 4/30/18		2,450,000	2,399,996
#Vivendi 144A 6.625% 4/4/18		4,360,000	4,259,131

Statements of net assets
Delaware Corporate Bond Fund

		Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Communications (continued)
Vodafone Group
5.375% 1/30/15	USD	1,795,000	$ 1,730,209
*5.625% 2/27/17		2,000,000	1,923,628
			83,256,738
Consumer Cyclical – 4.57%
CVS Caremark
4.875% 9/15/14		1,519,000	1,461,442
5.75% 6/1/17		4,341,000	4,251,098
•DaimlerChrysler North America
3.234% 8/3/09		1,810,000	1,796,041
Disney (Walt) 7.55% 7/15/93		1,565,000	1,737,416
#Galaxy Entertainment Finance 144A
9.875% 12/15/12		800,000	776,000
General Motors
6.85% 10/15/08		2,170,000	2,137,450
*8.375% 7/15/33		635,000	315,913
GMAC 6.875% 8/28/12		1,795,000	1,127,425
John Deere Capital 4.95% 12/17/12		2,800,000	2,816,447
Johnson Controls 5.25% 1/15/11		3,000,000	3,040,530
Lear 8.75% 12/1/16		790,000	628,050
*Neiman Marcus Group 10.375% 10/15/15		690,000	679,650
*Tenneco 8.625% 11/15/14		450,000	380,250
VF 5.95% 11/1/17		2,054,000	2,024,433
Wal-Mart Stores 5.25% 9/1/35		3,000,000	2,570,679
			25,742,824
Consumer Non-Cyclical – 10.97%
#AmBev International Finance 144A
9.50% 7/24/17	BRL	3,200,000	1,677,428
Amgen 5.85% 6/1/17	USD	3,785,000	3,796,268
AstraZeneca 5.90% 9/15/17		1,980,000	2,039,459
Covidien International Finance
5.45% 10/15/12		1,020,000	1,016,216
6.00% 10/15/17		5,711,000	5,723,993
Delhaize America 9.00% 4/15/31		1,971,000	2,270,424
Diageo Capital 5.75% 10/23/17		5,385,000	5,266,309
#Dr Pepper Snapple Group 144A
6.82% 5/1/18		6,235,000	6,280,360
GlaxoSmithKline Capital 5.65% 5/15/18		6,200,000	6,210,906

		Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
HCA 9.25% 11/15/16	USD	895,000	$ 924,088
Kellogg 5.125% 12/3/12		1,523,000	1,541,143
Kraft Foods 6.125% 2/1/18		2,714,000	2,656,789
Kroger 6.75% 4/15/12		5,542,000	5,806,437
Quest Diagnostics 5.45% 11/1/15		4,644,000	4,427,543
Schering-Plough
5.55% 12/1/13		1,000,000	1,006,866
6.00% 9/15/17		1,950,000	1,928,872
#Seminole Indian Tribe of Florida 144A
7.804% 10/1/20		1,000,000	966,660
Wyeth 5.50% 2/1/14		8,185,000	8,291,019
			61,830,780
Electric – 6.34%
Baltimore Gas & Electric 6.125% 7/1/13		1,750,000	1,774,015
Columbus Southern Power 6.05% 5/1/18		3,710,000	3,694,496
Commonwealth Edison 6.15% 9/15/17		1,069,000	1,068,472
Connecticut Light & Power 5.65% 5/1/18		2,050,000	2,020,275
Detroit Edison 5.60% 6/15/18		2,075,000	2,053,806
Dominion Resources 6.40% 6/15/18		3,600,000	3,663,864
Florida Power 6.40% 6/15/38		3,685,000	3,718,548
Illinois Power 6.125% 11/15/17		2,454,000	2,340,110
#Ipalco Enterprises 144A 7.25% 4/1/16		300,000	302,250
#Korea Southern Power 144A 5.375% 4/18/13		630,000	617,084
NRG Energy 7.375% 2/1/16		670,000	651,575
Pacific Gas & Electric 4.80% 3/1/14		2,600,000	2,531,043
PECO Energy 5.35% 3/1/18		4,170,000	4,088,534
#Power Contract Financing 144A
6.256% 2/1/10		991,883	1,004,099
@#Power Receivables Finance 144A
6.29% 1/1/12		124,058	127,092
#TAQA Abu Dhabi National Energy 144A
7.25% 8/1/18		560,000	570,296
#Texas Competitive Electric Holdings 144A
10.25% 11/1/15		1,145,000	1,150,725
*Union Electric 6.70% 2/1/19		1,480,000	1,495,966
Virginia Electric Power 5.95% 9/15/17		1,500,000	1,512,896
#West Penn Power 144A 5.95% 12/15/17		1,340,000	1,329,844
			35,714,990

Statements of net assets
Delaware Corporate Bond Fund

		Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Energy – 6.13%
Dynegy Holdings 7.75% 6/1/19	USD	575,000	$ 531,875
#Enbridge Energy Partners 144A
6.50% 4/15/18		6,380,000	6,353,868
7.50% 4/15/38		2,280,000	2,348,489
#MarkWest Energy Partners 144A
8.75% 4/15/18		1,215,000	1,215,000
Petro-Canada 6.05% 5/15/18		5,135,000	5,046,878
#Plains All American Pipeline 144A
6.50% 5/1/18		4,395,000	4,352,254
#Ras Laffan Liquefied Natural Gas III 144A
5.832% 9/30/16		1,630,000	1,591,299
SEACOR SMIT Holdings 7.20% 9/15/09		2,115,000	2,164,882
Sibneft 10.75% 1/15/09		500,000	512,500
Suncor Energy 6.10% 6/1/18		2,795,000	2,803,715
#Transcontinental Gas Pipeline 144A
6.05% 6/15/18		2,935,000	2,894,644
Weatherford International
6.00% 3/15/18		3,685,000	3,643,772
6.35% 6/15/17		1,060,000	1,073,855
			34,533,031
Finance Companies – 3.33%
American Express 7.00% 3/19/18		1,600,000	1,593,979
Capmark Financial Group 6.30% 5/10/17		2,938,000	1,727,714
General Electric Capital 5.875% 1/14/38		1,355,000	1,220,833
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65		2,335,000	1,916,442
International Lease Finance
5.35% 3/1/12		2,775,000	2,419,670
5.875% 5/1/13		1,800,000	1,532,630
6.375% 3/25/13		3,830,000	3,314,033
#Mantis Reef 144A 4.799% 11/3/09		2,140,000	2,096,571
#Nuveen Investments 144A 10.50% 11/15/15		720,000	651,600
•#Xstrata Finance 144A 3.035% 11/13/09		2,345,000	2,293,619
			18,767,091
Insurance – 6.35%
*•#American International Group 144A
8.175% 5/15/58		1,647,000	1,479,382
#Berkshire Hathaway Finance 144A
5.40% 5/15/18		2,795,000	2,753,360

		Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Insurance (continued)
•Hartford Financial Services Group
8.125% 6/15/38	USD	6,540,000	$ 6,290,774
@#Max USA Holdings 144A 7.20% 4/14/17		2,082,000	2,110,494
•#MetLife Capital Trust X 144A 9.25% 4/8/38		5,400,000	5,492,027
@ÕMontpelier Re Holdings 6.125% 8/15/13		1,035,000	1,012,733
@•w#Stingray Pass Through Trust 144A
5.902% 1/12/15		2,300,000	345,000
@•w#Twin Reefs Pass Through Trust 144A
3.459% 12/31/49		3,100,000	313,875
UnitedHealth Group
5.50% 11/15/12		2,102,000	2,066,138
5.80% 3/15/36		3,145,000	2,490,308
Unitrin 6.00% 5/15/17		3,774,000	3,133,960
WellPoint
5.00% 1/15/11		3,730,000	3,692,148
5.00% 12/15/14		3,088,000	2,879,279
•#White Mountains Re Group 144A
7.506% 5/29/49		2,220,000	1,695,811
			35,755,289
Natural Gas – 2.13%
*CenterPoint Energy Resources
6.125% 11/1/17		3,043,000	2,969,232
Enterprise Products Operating
6.50% 1/31/19		2,286,000	2,302,370
*•8.375% 8/1/66		1,510,000	1,477,399
*Kinder Morgan Energy Partners
6.95% 1/15/38		4,020,000	3,977,533
Valero Energy 6.125% 6/15/17		1,332,000	1,281,525
			12,008,059
Real Estate – 0.89%
iStar Financial
5.15% 3/1/12		900,000	652,993
5.875% 3/15/16		1,274,000	854,761
Regency Centers 5.875% 6/15/17		2,569,000	2,370,719
•#USB Realty 144A 6.091% 12/22/49		1,800,000	1,170,902
			5,049,375

Statements of net assets
Delaware Corporate Bond Fund

		Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Technology – 0.99%
Oracle 5.75% 4/15/18	USD	3,880,000	$ 3,878,157
Sungard Data Systems
9.125% 8/15/13		550,000	565,125
10.25% 8/15/15		214,000	218,280
Xerox 5.50% 5/15/12		955,000	939,039
			5,600,601
Transportation – 1.63%
Burlington North Santa Fe
5.65% 5/1/17		1,802,000	1,752,845
5.75% 3/15/18		4,401,000	4,303,937
#DP World 144A 6.85% 7/2/37		1,490,000	1,252,796
Norfolk Southern 5.75% 4/1/18		1,800,000	1,761,858
=wUnited Air Lines 1992 Pass Through Trust
8.70% 10/7/08		374,608	112,382
			9,183,818
Total Corporate Bonds (cost $484,889,538)			463,378,598

Municipal Bonds – 1.11%
Massachusetts Bay Transportation Authority
5.00% 7/1/19		395,000	426,019
North Texas Tollway Authority Refunding
(First Tier) Series A
5.50% 1/1/18		315,000	335,711
6.00% 1/1/19		160,000	174,782
6.00% 1/1/20		790,000	853,650
University of Texas Financing Authority
Refunding Series A 5.25% 8/15/18		395,000	437,245
West Virginia Economic Development
Authority Excess Lottery Revenue
5.37% 7/1/20 (MBIA)		290,000	274,375
West Virginia Tobacco Settlement
Finance Authority Asset-Backed
Series A 7.467% 6/1/47		4,190,000	3,728,724
Total Municipal Bonds (cost $6,695,853)			6,230,506

		Principal amount°	Value (U.S. $)
Non-Agency Asset-Backed Securities – 2.16%
Capital One Multi-Asset Execution Trust
Series 2007-A7 A7 5.75% 7/15/20	USD	1,275,000	$ 1,214,161
Caterpillar Financial Asset Trust
Series 2007-A A3A 5.34% 6/25/12		480,000	487,610
Series 2008-A A3 4.94% 4/25/14		720,000	723,709
Citibank Credit Card Issuance Trust
Series 2007-A3 A3 6.15% 6/15/39		3,155,000	3,060,778
CNH Equipment Trust Series 2008-A A3
4.12% 5/15/12		445,000	445,123
Discover Card Master Trust Execution Note
Series 2007-A1 A1 5.65% 3/16/20		2,180,000	2,034,326
#Dunkin Securitization Series 2006-1 A2
144A 5.779% 6/20/31		425,000	346,153
Hyundai Auto Receivables Trust
Series 2007-A A3A 5.04% 1/17/12		480,000	489,277
@•#MASTR Specialized Loan Trust
Series 2005-2 A2 144A 5.006% 7/25/35		425,454	376,527
Mid-State Trust
Series 11 A1 4.864% 7/15/38		191,074	173,835
Series 2004-1 A 6.005% 8/15/37		227,381	221,986
Series 2005-1 A 5.745% 1/15/40		265,954	241,271
RSB Bondco Series 2007-A A2 5.72% 4/1/18		1,085,000	1,095,147
@ÕStructured Asset Securities
Series 2001-SB1 A2 3.375% 8/25/31		535,144	440,395
World Omni Auto Receivables Trust
Series 2008-A A3A 3.94% 10/15/2012		800,000	799,311
Total Non-Agency Asset-Backed Securities
(cost $12,649,969)			12,149,609

Non-Agency Collateralized Mortgage Obligations – 1.09%
Countrywide Alternative Loan Trust
Series 2006-2CB A3 5.50% 3/25/36		837,395	780,727
@Õ•First Horizon Alternative Mortgage Securities
Series 2006-FA2 B1 5.978% 5/25/36		1,913,884	427,530
@Õ•MASTR Adjustable Rate Mortgages Trust
Series 2005-1 B1 5.565% 3/25/35		1,562,214	1,066,677

Statements of net assets
Delaware Corporate Bond Fund

		Principal amount°	Value (U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
•Wells Fargo Mortgage-Backed Securities Trust
Series 2006-AR6 7A1 5.111% 3/25/36	USD	3,053,232	$ 2,581,617
Series 2006-AR12 1A2 6.025% 9/25/36		787,646	662,271
Series 2006-AR14 2A4 6.085% 10/25/36		899,040	645,206
Total Non-Agency Collateralized Mortgage
Obligations (cost $8,926,596)			6,164,028

Regional Agency – 0.28%
Australia
Queensland Treasury 6.00% 10/14/15	AUD	1,756,000	1,580,614
Total Regional Agency (cost $1,327,363)			1,580,614

«Senior Secured Loans – 1.44%
Bausch & Lomb
Parent Term Loan 6.051% 4/11/15	USD	1,110,884	1,082,489
Term DD 6.051% 4/11/15		279,116	271,982
Ford Motor Term B 5.46% 11/29/13		1,605,177	1,269,655
Lyondell Chemical Term U2 7.00% 12/30/15		1,310,212	1,094,027
MetroPCS Wireless Term B 5.096% 2/20/14		1,587,879	1,516,433
PTS Acquisition Term B 5.051% 4/10/14		1,587,970	1,399,398
Texas Competitive Electric Holdings Term B2
6.199% 10/10/14		1,595,980	1,503,142
Total Senior Secured Loans (cost $8,723,483)			8,137,126

Sovereign Debt – 1.90%Δ
Argentina – 0.09%
Republic of Argentina 8.28% 12/31/33		629,998	489,823
			489,823
Germany – 0.82%
Bundesobligation 4.25% 10/12/12	EUR	2,954,700	4,601,237
			4,601,237
Indonesia – 0.29%
Republic of Indonesia
8.50% 10/12/35	USD	310,000	330,850
11.00% 12/15/12	IDR	11,748,000,000	1,272,679
			1,603,529

		Principal amount°	Value (U.S. $)
Sovereign Debt (continued)
Mexico – 0.10%
Mexican Bonos 8.00% 12/17/15	MXN	6,109,000	$ 578,727
			578,727
Philippines – 0.08%
*Philippines Government 6.375% 1/15/32	USD	490,000	475,913
			475,913
United Kingdom – 0.52%
U.K. Treasury 8.00% 9/27/13	GBP	1,296,000	2,938,778
			2,938,778
Total Sovereign Debt (cost $10,667,219)			10,688,007

Supranational Banks – 0.75%
European Investment Bank
11.25% 2/14/13	BRL	1,600,000	1,012,737
Inter-American Development Bank
5.75% 6/15/11	AUD	1,574,000	1,433,449
International Bank for Reconstruction &
Development 7.50% 7/30/14	NZD	2,390,000	1,811,043
Total Supranational Banks (cost $4,113,903)			4,257,229

U.S. Treasury Obligation – 0.95%
*U.S. Treasury Notes 3.875% 5/15/18	USD	5,380,000	5,335,448
Total U.S. Treasury Obligation (cost $5,291,123)			5,335,448

		Number of shares
Common Stock – 0.00%
*Masco		281	4,633
*†UAL		50	416
Total Common Stock (cost $2,229)			5,049

•Preferred Stock – 2.02%
Bank of America 8.00%		2,455,000	2,268,368
JPMorgan Chase 7.90%		5,555,000	5,153,573
PNC Fiinancial Services Group 8.25%		4,100,000	3,956,500
Total Preferred Stock (cost $12,007,314)			11,378,441

Statements of net assets
Delaware Corporate Bond Fund

		Number of shares	Value (U.S. $)
Warrants – 0.00%
†#Solutia144A, exercise price $7.59,
expiration date 7/15/09		1,590	$ 0
Total Warrant (cost $135,295)			0

		Principal amount°
Repurchase Agreements** – 0.17%
Bank of America 2.04%, dated 7/31/08,
to be repurchased on 8/1/08, repurchase
price $275,047 (collateralized by
U.S. Government obligations,
4.00% 9/30/09; with market
value $280,909)	USD	275,000	275,000

BNP Paribas 2.06%, dated 7/31/08,
to be repurchased on 8/1/08, repurchase
price $694,119 (collateralized by U.S.
Government obligations, 4.00%;
7/30/09 - 9/30/09; with market
value $708,744)		694,000	694,000
Total Repurchase Agreements (cost $969,000)			969,000

Total Value of Securities Before Securities
Lending Collateral – 97.30% (cost $575,598,501)			548,360,747

		Number of shares
Securities Lending Collateral*** – 3.81%
Investment Companies
Mellon GSL DBT II Collateral Fund		21,451,942	21,451,942
Total Securities Lending Collateral (cost $21,451,942)			21,451,942

Total Value of Securities – 101.11%
(cost $597,050,443)		569,812,689		©
Obligation to Return Securities
Lending Collateral*** – (3.81%)			(21,451,942)
Receivables Net of Liabilities and
Other Assets – 2.70%			15,204,462

Net Assets Applicable to 107,595,835
Shares Outstanding – 100.00%	$563,565,209
Net Asset Value – Delaware Corporate Bond Fund
Class A ($268,658,954 / 51,284,346 Shares)	$5.24
Net Asset Value – Delaware Corporate Bond Fund
Class B ($15,524,910 / 2,965,737 Shares)	$5.23
Net Asset Value – Delaware Corporate Bond Fund
Class C ($62,211,064 / 11,871,670 Shares)	$5.24
Net Asset Value – Delaware Corporate Bond Fund
Class R ($11,972,858 / 2,284,357 Shares)	$5.24
Net Asset Value – Delaware Corporate Bond Fund
Institutional Class ($205,197,423 / 39,189,725 Shares)	$5.24

Components of Net Assets at July 31, 2008:
Shares of beneficial interest
(unlimited authorization - no par)	$612,027,121
Distribution in excess of net investment income	(2,034,617)
Accumulated net realized loss on investments	(20,399,706)
Net unrealized depreciation of investments
and foreign currencies	(26,027,589)
Total net assets	$563,565,209

° Principal amount shown is stated in the currency in which each security is denominated.

AUD – Australian Dollar
BRL – Brazilian Real
EUR – European Monetary Unit
GBP – British Pound Sterling
JPY– Japanese Yen
IDR – Indonesia Rupiah
MXN – Mexican Peso
NOK – Norwegian Kroner
NZD – New Zealand Dollar
RUB – Russian Ruble
USD – United States Dollar

Statements of net assets
Delaware Corporate Bond Fund

¥	Fully or partially pledged as collateral for financial futures contracts.

•	Variable rate security. The rate shown is the rate as of July 31, 2008.

Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At July 31, 2008, the aggregate amount of fair valued securities was $228,969, which represented 0.04% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

@	Illiquid security. At July 31, 2008, the aggregate amount of illiquid securities was $8,139,116 which represented 1.44% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2008, the aggregate amount of Rule 144A securities was $97,329,052 which represented 17.27% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”

w	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

†	Non income producing security.

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

Δ	Securities have been classified by country of origin.

*	Fully or partially on loan.

**	See Note 1 in “Notes to financial statements.”

***	See Note 12 in “Notes to financial statements.”

©	Includes $21,137,446 of securities loaned.

Õ	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At July 31, 2008, the aggregate amount of the restricted securities was $4,749,541 or 0.84% of the Fund’s net assets. Further details on these holdings appear below and in Note 13 in “Notes to financial statements.”

	Date of
Investment	Acquisition	Cost	Value
First Horizon Alternative Mortgage Securities
Series 2006-FA2 B1 5.978% 5/25/36	8/2/06	$ 1,860,281	$ 427,530
MASTR Adjustable Rate Mortgages Trust
Series 2005-1 B1 5.565% 3/25/35	11/28/06	1,548,117	1,066,677
Montpelier Re Holdings 6.125% 8/15/13	11/9/05	979,119	1,012,733
Popular North America 3.191% 4/6/09	4/3/06	845,000	828,722
Popular North America Capital Trust I 6.564% 9/15/34	9/19/04	1,549,083	973,484
Structured Asset Securities Series 2001-SB1 A2
3.375% 8/25/31	12/7/04	504,707	440,395
Total			$ 4,749,541

Summary of Abbreviations:
CBO — Collateralized Bond Obligation
CDS — Credit Default Swap
GNMA — Government National Mortgage Association
MASTR — Mortgage Asset Securitization Transactions, Inc.
MBIA — Insured by the Municipal Bond Insurance Association
RSB — Rate Stabilization Bond
REMIC — Real Estate Mortgage Investment Conduit
yr — year

Net Asset Value and Offering Price Per Share –
Delaware Corporate Bond Fund
Net asset value Class A (A)	$5.24
Sales charge (4.50% of offering price) (B)	0.25
Offering price	$5.49

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $100,000 or more.

Statements of net assets
Delaware Corporate Bond Fund

The following foreign currency exchange contracts, financial futures contracts, and swap contracts were outstanding at July 31, 2008:

Foreign Currency Exchange Contracts1

					Unrealized
Contracts to					Appreciation
Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
AUD	(2,349,147)	USD	2,271,460	9/30/08	$77,978
EUR	(2,952,049)	USD	4,613,786	9/30/08	25,225
GBP	(1,371,635)	USD	2,730,924	9/30/08	25,120
JPY	554,509,834	USD	(5,193,523)	8/29/08	(45,002)
MXN	274,800	USD	(26,782)	9/30/08	337
NOK	3,624,717	USD	(702,192)	9/30/08	751
RUB	18,603,144	USD	(800,221)	8/29/08	(7,276)
					$77,133

Financial Futures Contracts2

				Unrealized
	Notional Cost			Appreciation
Contracts to Buy (Sell)	(Proceeds)	Notional Value	Expiration Date	(Depreciation)
15 Long Gilt Bond	$ 3,153,947	$ 3,191,974	9/30/08	$ 38,027
100 U.S. Treasury 5 yr Notes	11,092,421	11,133,594	9/30/08	41,173
(363) U.S. Treasury 10 yr Notes	(41,874,807)	(41,682,609)	9/30/08	192,198
305 U.S. Treasury Long Bond	35,718,902	35,227,500	9/30/08	(491,402)
				$(220,004)

Swap Contracts[3]
Credit Default Swap Contracts

		Annual		Unrealized
Swap Counterparty &		Protection		Appreciation
Referenced Obligation	Notional Value	Payments	Termination Date	(Depreciation)
Protection Purchased:
Citigroup Global Markets
CenturyTel 5 yr CDS	$1,615,000	1.71%	9/20/13	$ (5,281)
Goldman Sachs
Kraft Foods 10 yr CDS	2,600,000	0.77%	12/20/17	26,445
JPMorgan Chase Bank
Embarq 7 yr CDS	2,125,000	0.77%	9/20/14	185,814
Lehman Brothers
Gannett 6 yr CDS	400,000	3.15%	9/20/14	(115)
Gannett 7 yr CDS	1,430,000	0.88%	9/20/14	153,942
Home Depot 5 yr CDS	2,114,500	0.50%	9/20/12	64,455
New York Times 7 yr CDS	1,430,000	0.75%	9/20/14	190,882
Sara Lee 7 yr CDS	1,430,000	0.60%	9/20/14	7,119
Target 5 yr CDS	1,970,000	0.57%	12/20/12	3,556
Washington Mutual
4 yr CDS	2,071,000	0.85%	9/20/11	515,285
10 yr CDS	1,190,000	3.15%	12/20/17	252,469
				$1,394,571
Protection Sold:
Citigroup Global Markets
Plains American CDS	$1,395,000	1.33%	9/20/13	$ 6,690
Total				$1,401,261

The use of foreign currency exchange contracts, financial futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”
2See Note 9 in “Notes to financial statements.”
3See Note 11 in “Notes to financial statements.”

See accompanying notes

Statements of net assets
Delaware Extended Duration Bond Fund	July 31, 2008

		Principal amount°	Value (U.S. $)
Agency Collateralized Mortgage Obligations – 1.83%
Freddie Mac Reference REMIC
Series R002 ZA 5.50% 6/15/35	USD	660,211	$ 590,417
¥Series R008 ZA 6.00% 7/15/36		3,082,782	2,852,801
Freddie Mac REMIC
Series 3344 ME 5.50% 7/15/37		665,000	628,973
Total Agency Collateralized Mortgage
Obligations (cost $4,166,118)			4,072,191

Commercial Mortgage-Backed Securities – 2.30%
•Bank of America Commercial Mortgage
Series 2004-3 A5 5.316% 6/10/39		665,000	659,472
Series 2005-6 AM 5.181% 9/10/47		315,000	289,006
Series 2007-3 A4 5.658% 6/10/49		545,000	503,478
Bear Stearns Commercial Mortgage Securities
#Series 2004-ESA E 144A 5.064% 5/14/16		260,000	263,442
•Series 2007-T28 A4 5.742% 9/11/42		740,000	682,893
•#Credit Suisse First Boston Mortgage Securities
Series 2001-SPGA A2 144A 6.515% 8/13/18		610,000	625,436
JPMorgan Chase Commercial Mortgage Securities
Series 2006-LDP9 A2 5.134% 5/15/47		750,000	686,244
#Merrill Lynch Mortgage Investors
Series 1998-C3 G 144A 6.00% 12/15/30		500,000	287,987
Merrill Lynch Mortgage Trust
#Series 2002-MW1 J 144A 5.695% 7/12/34		110,000	79,919
Series 2005-CIP1 A2 4.96% 7/12/38		50,000	49,707
•Morgan Stanley Capital I
#Series 1999-FNV1 G 144A 6.12% 3/15/31		155,000	152,499
Series 2007-T27 A4 5.65% 6/11/42		715,000	662,077
#Tower Series 2004-2A A 144A
4.232% 12/15/14		195,000	192,024
Total Commercial Mortgage-Backed
Securities (cost $5,540,553)			5,134,184

Corporate Bonds – 84.10%
Banking – 11.92%
Bank of America
5.65% 5/1/18		3,105,000	2,903,662
BB&T Capital Trust I 5.85% 8/18/35		1,300,000	944,654

		Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Banking (continued)
BB&T Capital Trust II 6.75% 6/7/36	USD	2,903,000	$ 2,355,724
#CoBank ACB 144A 7.875% 4/16/18		935,000	911,840
JPMorgan Chase 6.40% 5/15/38		550,000	508,550
JPMorgan Chase Capital XXV 6.80% 10/1/37		3,855,000	3,266,519
Mellon Bank 5.45% 4/1/16		1,695,000	1,653,854
*PNC Bank 6.875% 4/1/18		4,065,000	4,014,794
Õ@Popular North America Capital Trust I
6.564% 9/15/34		708,000	459,484
Silicon Valley Bank
5.70% 6/1/12		1,150,000	1,061,015
6.05% 6/1/17		805,000	687,977
•USB Capital IX 6.189% 4/15/49		2,925,000	2,048,650
Washington Mutual 5.25% 9/15/17		530,000	334,436
Wells Fargo 5.625% 12/11/17		3,350,000	3,198,459
•Wells Fargo Capital XIII 7.70% 12/29/49		2,335,000	2,214,465
			26,564,083
Basic Industry – 6.95%
#ArcelorMittal 144A 6.125% 6/1/18		3,650,000	3,511,457
du Pont (EI) deNemours 6.00% 7/15/18		3,085,000	3,127,681
*#Evraz Group 144A 9.50% 4/24/18		667,000	646,190
Freeport McMoRan Copper & Gold
8.25% 4/1/15		625,000	652,394
8.375% 4/1/17		800,000	839,292
Georgia-Pacific 9.50% 12/1/11		250,000	253,125
#GTL Trade Finance 144A 7.25% 10/20/17		540,000	538,627
#Nine Dragons Paper Holdings 144A
7.875% 4/29/13		530,000	520,254
#Norske Skogindustrier 144A 7.125% 10/15/33		1,055,000	627,725
Rio Tinto Finance USA 6.50% 7/15/18		2,600,000	2,611,952
#Sappi Papier Holding 144A 6.75% 6/15/12		1,320,000	1,191,417
#Severstal 144A 9.75% 7/29/13		553,000	556,042
#Steel Dynamics 144A 7.75% 4/15/16		420,000	415,800
			15,491,956
Brokerage – 3.53%
Goldman Sachs Group
6.15% 4/1/18		1,540,000	1,486,135
6.75% 10/1/37		3,284,000	2,911,109
Jefferies Group 6.45% 6/8/27		1,185,000	918,734

Statements of net assets
Delaware Extended Duration Bond Fund

		Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Brokerage (continued)
Lazard Group 6.85% 6/15/17	USD	565,000	$ 493,213
Lehman Brothers Holdings
6.50% 7/19/17		580,000	524,381
6.875% 7/17/37		1,865,000	1,549,853
			7,883,425
Capital Goods – 0.22%
*NXP BV Funding 9.50% 10/15/15		715,000	496,925
			496,925
Communications – 12.64%
AT&T 6.40% 5/15/38		5,000,000	4,775,379
#Charter Communications Operating 144A
10.875% 9/15/14		405,000	423,225
Comcast
6.40% 5/15/38		1,815,000	1,655,930
6.95% 8/15/37		1,767,000	1,707,010
#DirecTV Holdings 144A 7.625% 5/15/16		525,000	523,688
ΩInmarsat Finance 10.375% 11/15/12		700,000	707,000
News America 6.40% 12/15/35		850,000	789,960
Nortel Networks
•7.041% 7/15/11		320,000	303,200
10.75% 7/15/16		290,000	285,650
Qwest 7.50% 10/1/14		625,000	576,563
Rogers Communications 7.50% 8/15/38		2,085,000	2,099,616
Sprint Capital 8.375% 3/15/12		675,000	663,695
Telecom Italia Capital 7.721% 6/4/38		2,970,000	2,932,008
Thomson Reuters 6.50% 7/15/18		1,765,000	1,770,546
Time Warner Cable 7.30% 7/1/38		1,310,000	1,313,681
Verizon Communications
5.55% 2/15/16		1,000,000	973,864
6.90% 4/15/38		1,400,000	1,392,625
#Vimpelcom 144A 9.125% 4/30/18		1,120,000	1,097,141
#Vivendi 144A 6.625% 4/4/18		3,970,000	3,878,154
Windstream 8.125% 8/1/13		305,000	309,575
			28,178,510
Consumer Cyclical – 6.19%
CVS Caremark
5.75% 6/1/17		1,000,000	979,290
6.25% 6/1/27		1,800,000	1,740,915
Disney (Walt) 7.55% 7/15/93		1,920,000	2,131,526

		Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
#Galaxy Entertainment Finance 144A
9.875% 12/15/12	USD	325,000	$ 315,250
General Motors
6.85% 10/15/08		945,000	930,825
*8.375% 7/15/33		290,000	144,275
GMAC 6.875% 8/28/12		805,000	505,614
Johnson Controls 6.00% 1/15/36		1,355,000	1,192,886
Lear 8.75% 12/1/16		300,000	238,500
McDonald’s 6.30% 3/1/38		2,400,000	2,366,602
*Neiman Marcus Group 10.375% 10/15/15		310,000	305,350
Tenneco 8.625% 11/15/14		200,000	169,000
VF 5.95% 11/1/17		925,000	911,685
Wal-Mart Stores 5.25% 9/1/35		2,175,000	1,863,742
			13,795,460
Consumer Non-Cyclical – 10.22%
#AmBev International Finance 144A
9.50% 7/24/17	BRL	1,500,000	786,294
AstraZeneca 6.45% 9/15/37	USD	3,300,000	3,387,265
Covidien International Finance 6.55% 10/15/37		3,687,000	3,592,550
Delhaize America 9.00% 4/15/31		780,000	898,494
Diageo Capital 5.75% 10/23/17		1,410,000	1,378,922
#Dr Pepper Snapple Group 144A 6.82% 5/1/18		2,990,000	3,011,752
GlaxoSmithKline Capital 6.375% 5/15/38		3,230,000	3,225,300
HCA 9.25% 11/15/16		405,000	418,163
Kimberly-Clark 6.625% 8/1/37		1,250,000	1,297,824
Schering-Plough 6.55% 9/15/37		2,750,000	2,619,364
#Seminole Indian Tribe of Florida 144A
7.804% 10/1/20		425,000	410,831
Wyeth 5.95% 4/1/37		1,855,000	1,760,955
			22,787,714
Electric – 9.18%
Columbus Southern Power 6.05% 5/1/18		3,260,000	3,246,376
Connecticut Light & Power
5.65% 5/1/18		915,000	901,733
6.35% 6/1/36		2,320,000	2,237,422
Detroit Edison 5.60% 6/15/18		1,500,000	1,484,679
Dominion Resources 6.40% 6/15/18		1,595,000	1,623,295
Florida Power 6.40% 6/15/38		3,245,000	3,274,541
Illinois Power 6.125% 11/15/17		1,000,000	953,590

Statements of net assets
Delaware Extended Duration Bond Fund

		Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Electric (continued)
#Ipalco Enterprises 144A 7.25% 4/1/16	USD	135,000	$ 136,013
NRG Energy 7.375% 2/1/16		280,000	272,300
PacifiCorp 5.75% 4/1/37		3,250,000	2,953,776
PECO Energy 5.35% 3/1/18		1,920,000	1,882,491
PSI Energy 8.85% 1/15/22		230,000	277,811
#TAQA Abu Dhabi National Energy 144A
7.25% 8/1/18		221,000	225,063
#Texas Competitive Electric Holdings 144A
10.25% 11/1/15		500,000	502,500
#West Penn Power 144A 5.95% 12/15/17		490,000	486,286
			20,457,876
Energy – 7.74%
CenterPoint Energy Resources 6.00% 5/15/18		1,300,000	1,239,263
ConocoPhillips 5.90% 5/15/38		890,000	870,960
Dynegy Holdings 7.75% 6/1/19		230,000	212,750
#Enbridge Energy Partners 144A 7.50% 4/15/38		2,215,000	2,281,536
#MarkWest Energy Partners 144A 8.75% 4/15/18		555,000	555,000
Nexen 6.40% 5/15/37		2,515,000	2,337,327
Petro-Canada 5.35% 7/15/33		2,465,000	2,017,884
Plains All American Pipeline 6.65% 1/15/37		1,120,000	1,025,099
SEACOR SMIT Holdings 7.20% 9/15/09		240,000	245,660
Suncor Energy
6.50% 6/15/38		815,000	783,737
6.85% 6/1/39		1,425,000	1,450,472
#Transcontinental Gas Pipeline 144A
6.05% 6/15/18		1,305,000	1,287,056
Weatherford International
6.00% 3/15/18		740,000	731,721
6.80% 6/15/37		1,820,000	1,823,231
7.00% 3/15/38		400,000	402,211
			17,263,907
Finance Companies – 2.88%
Capmark Financial Group 6.30% 5/10/17		435,000	255,805
FTI Consulting 7.75% 10/1/16		270,000	277,425
General Electric Capital 6.75% 3/15/32		4,000,000	4,025,536
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65		1,045,000	857,680
International Lease Finance 6.625% 11/15/13		800,000	717,048
#Nuveen Investments 144A 10.50% 11/15/15		315,000	285,075
			6,418,569

		Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Insurance – 8.02%
•#American International Group 144A
8.175% 5/15/58	USD	730,000	$ 655,706
#Berkshire Hathaway Finance 144A
5.40% 5/15/18		3,835,000	3,777,865
•Hartford Financial Services Group
8.125% 6/15/38		2,890,000	2,779,868
@#Max USA Holdings 144A 7.20% 4/14/17		870,000	881,907
•#MetLife Capital Trust X 144A 9.25% 4/8/38		2,600,000	2,644,309
#Mutual of Omaha Insurance 144A
6.80% 6/15/36		1,290,000	1,173,107
Prudential Financial 6.625% 12/1/37		1,495,000	1,392,986
@w#Stingray Pass Through Trust 144A
5.902% 1/12/15		1,200,000	180,000
UnitedHealth Group 5.80% 3/15/36		1,800,000	1,425,296
Unitrin 6.00% 5/15/17		1,725,000	1,432,454
WellPoint 5.85% 1/15/36		845,000	693,323
•#White Mountains Re Group 144A
7.506% 5/29/49		1,105,000	844,086
			17,880,907
Natural Gas – 1.85%
Boston Gas 6.95% 12/1/23		200,000	198,087
Enterprise Products Operating
6.50% 1/31/19		670,000	674,798
*•8.375% 8/1/66		730,000	714,239
Kinder Morgan Energy Partners
6.95% 1/15/38		1,780,000	1,761,196
Valero Energy 6.625% 6/15/37		870,000	775,395
			4,123,715
Real Estate – 0.47%
Regency Centers 5.875% 6/15/17		1,140,000	1,052,013
			1,052,013
Technology – 0.75%
Oracle 5.75% 4/15/18		1,300,000	1,299,382
Sungard Data Systems
9.125% 8/15/13		275,000	282,563
10.25% 8/15/15		86,000	87,720
			1,669,665

Statements of net assets
Delaware Extended Duration Bond Fund

		Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Transportation – 1.54%
Burlington North Santa Fe 6.15% 5/1/37	USD	1,400,000	$1,296,340
#DP World 144A 6.85% 7/2/37		670,000	563,338
Norfolk Southern
5.75% 4/1/18		755,000	739,002
7.05% 5/1/37		790,000	826,918
			3,425,598
Total Corporate Bonds (cost $196,482,921)			187,490,323

Municipal Bonds – 1.10%
North Texas Tollway Authority Refunding (First Tier)
5.50% 1/1/18		150,000	159,863
6.00% 1/1/19		75,000	81,929
6.00% 1/1/20		370,000	399,810
West Virginia Economic Development Authority
Excess Lottery Revenue 5.37% 7/1/20 (MBIA)		60,000	56,767
West Virginia Tobacco Settlement
Finance Authority Asset-Backed
Series A 7.467% 6/1/47		1,975,000	1,757,572
Total Municipal Bonds (cost $2,670,877)			2,455,941

Non-Agency Asset-Backed Securities – 1.76%
Capital One Multi-Asset Execution Trust
Series 2007-A7 A7 5.75% 7/15/20		550,000	523,756
Citibank Credit Card Issuance Trust
Series 2007-A3 A3 6.15% 6/15/39		1,505,000	1,460,055
CNH Equipment Trust
Series 2008-A A3 4.12% 5/15/12		200,000	200,055
Discover Card Master Trust Execution Note
Series 2007-A1 A1 5.65% 3/16/20		960,000	895,850
#Dunkin Securitization
Series 2006-1 A2 144A 5.779% 6/20/31		190,000	154,751
Mid-State Trust
Series 11 A1 4.864% 7/15/38		51,863	47,184
Series 2005-1 A 5.745% 1/15/40		131,294	119,108
RSB Bondco Series 2007-A A2 5.72% 4/1/18		510,000	514,769
Total Non-Agency Asset-Backed Securities
(cost $4,093,741)			3,915,528

		Principal amount°	Value (U.S. $)
«Senior Secured Loans – 1.61%
Bausch & Lomb
Parent Term Loan 6.051% 4/11/15	USD	487,510	$475,049
Term DD 6.051% 4/11/15		122,490	119,359
Ford Motor Term B 5.46% 11/29/13		730,267	577,623
Lyondell Chemical Term U2 7.00% 12/30/15		558,600	466,431
MetroPCS Wireless Term B 5.096% 2/20/14		694,697	663,439
PTS Acquisition Term B 5.051% 4/10/14		694,737	612,237
Texas Competitive Electric Holdings Term B2
6.199% 10/10/14		723,178	681,111
Total Senior Secured Loans (cost $3,859,480)			3,595,249

Sovereign Debt – 0.61%Δ
Argentina – 0.09%
Republic of Argentina 8.28% 12/31/33		278,653	216,653
			216,653
Indonesia – 0.32%
Republic of Indonesia
8.50% 10/12/35		120,000	128,071
11.00% 12/15/12	IDR	5,393,000,000	584,232
			712,303
Mexico – 0.11%
Mexican Bonos 8.00% 12/17/15	MXN	2,604,000	246,686
			246,686
Philippines – 0.09%
*Philippines Government 6.375% 1/15/32	USD	200,000	194,250
			194,250
Total Sovereign Debt (cost $1,427,388)			1,369,892

Supranational Bank – 0.20%
European Investment Bank 11.25% 2/14/13	BRL	700,000	443,072
Total Supranational Bank (cost $389,180)			443,072

U.S. Treasury Obligation – 0.65%
*^U.S. Treasury Strip Principal 4.654% 5/15/37	USD	5,500,000	1,447,936
Total U.S. Treasury Obligation
(cost $1,450,515)			1,447,936

Statements of net assets
Delaware Extended Duration Bond Fund

	Number of shares	Value (U.S. $)
• Preferred Stock – 2.19%
Bank of America 8.00%	1,080,000	$997,897
JPMorgan Chase 7.90%	2,510,000	2,328,617
PNC Financial Services Group 8.25%	1,615,000	1,558,475
Total Preferred Stock (cost $5,162,984)		4,884,989

Warrant – 0.00%
†#Solutia144A, exercise price $7.59,
expiration date 7/15/09	550	0
Total Warrant (cost $46,787)		0

Total Value of Securities Before Securities
Lending Collateral – 96.35% (cost $225,290,544)		214,809,305

Securities Lending Collateral** – 3.04%
Investment Companies
Mellon GSL DBT II Collateral Fund	6,769,658	6,769,658
Total Securities Lending Collateral
(cost $6,769,658)		6,769,658

Total Value of Securities – 99.39%
(cost $232,060,202)		221,578,963	©
Obligation to Return Securities
Lending Collateral** – (3.04%)		(6,769,658)
Receivables and Other Assets
Net of Liabilities – 3.65%		8,127,333
Net Assets Applicable to 42,803,548
Shares Outstanding – 100.00%		$222,936,638

Net Asset Value – Delaware Extended Duration Bond Fund
Class A ($163,371,501 / 31,357,909 Shares)	$5.21
Net Asset Value – Delaware Extended Duration Bond Fund
Class B ($4,718,176 / 907,123 Shares)	$5.20
Net Asset Value – Delaware Extended Duration Bond Fund
Class C ($17,975,725 / 3,451,366 Shares)	$5.21
Net Asset Value – Delaware Extended Duration Bond Fund
Class R ($377,132 / 72,335 Shares)	$5.21
Net Asset Value – Delaware Extended Duration Bond Fund
Institutional Class ($36,494,104 / 7,014,815 Shares)	$5.20

Components of Net Assets at July 31, 2008:
Shares of beneficial interest (unlimited authorization – no par)	$246,898,511
Undistributed net investment income	581,993
Accumulated net realized loss on investments	(14,863,214)
Net unrealized depreciation of investments
and foreign currencies	(9,680,652)
Total net assets	$222,936,638

° Principal amount shown is stated in the currency in which each security is denominated.

AUD — Australian Dollar
BRL — Brazilian Real
GBP — British Pound Sterling
IDR — Indonesia Rupiah
JPY — Japanese Yen
MXN — Mexican Peso
NOK — Norwegian Kroner
RUB — Russian Ruble
USD — United States Dollar

Statements of net assets
Delaware Extended Duration Bond Fund

¥	Fully or partially pledged as collateral for financial futures contracts.

•	Variable rate security. The rate shown is the rate as of July 31, 2008.

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2008, the aggregate amount of Rule 144A securities was $38,458,272, which represented 17.25% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”

@	Illiquid security. At July 31, 2008, the aggregate amount of illiquid securities was $1,521,391, which represented 0.68% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”

Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

w

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

†	Non income producing security.

«

Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

Δ	Securities have been classified by country of origin.

*	Fully or partially on loan.

**	See Note 12 in “Notes to financial statements.”

©	Includes $6,607,294 of securities loaned.

Õ	Restricted Security. This investment is in a security not registered under the Securities Act of 1933, as amended, and has certain restrictions on resale which may limit its liquidity. At July 31, 2008, the amount of the restricted security was $459,484 or 0.21% of the Fund’s net assets. Further details on this holding appear below and in Note 13 in “Notes to financial statements.”

	Date of
Investment	Acquisition	Cost	Value
Popular North America Capital Trust I 6.564% 9/15/34	10/4/06	$698,768	$459,484

Summary of Abbreviations: CDS — Credit Default Swap MBIA — Insured by the Municipal Bond Insurance Association RSB — Rate Stabilization Bond REMIC — Real Estate Mortgage Investment Conduit yr — year

Net Asset Value and Offering Price Per Share –
Delaware Extended Duration Bond Fund
Net asset value Class A (A)	$5.21
Sales charge (4.50% of offering price) (B)	0.25
Offering price	$5.46

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $100,000 or more.

The following foreign currency exchange contracts, financial futures contracts, and swap contracts were outstanding at July 31, 2008:

Foreign Currency Exchange Contracts1

					Unrealized
					Appreciation
Contracts to Receive		In Exchange For		Settlement Date	(Depreciation)
AUD	430,519	USD	(416,281)	9/30/08	$(14,290)
GBP	40,135	USD	(79,909)	9/30/08	(735)
JPY	275,349,418	USD	(2,578,915)	8/29/08	(22,347)
MXN	114,400	USD	(11,149)	9/30/08	141
NOK	2,330,425	USD	(451,458)	9/30/08	482
RUB	7,759,220	USD	(333,766)	8/29/08	(3,035)
					$(39,784)

Financial Futures Contracts2

				Unrealized
	Notional Cost			Appreciation
Contracts to Buy (Sell)	(Proceeds)	Notional Value	Expiration Date	(Depreciation)
6 Long Gilt Bond	$1,261,579	$1,276,790	9/30/08	$15,211
(225) U.S. Treasury 10 yr Notes	(25,997,646)	(25,836,328)	9/30/08	161,318
534 U.S. Treasury long Bond	61,431,673	61,677,000	9/30/08	245,327
				$421,856

Statements of net assets
Delaware Extended Duration Bond Fund

Swap Contracts[3] Credit Default Swap Contracts

		Annual		Unrealized
Swap Counterparty &		Protection		Appreciation
Referenced Obligation	Notional Value	Payments	Termination Date	(Depreciation)
Protection Purchased:
Citigroup Global Markets
CenturyTel 5 yr CDS	$725,000	1.71%	9/20/13	$(2,371)
Goldman Sachs Group
Kraft Foods 10 yr CDS	1,350,000	0.77%	12/20/17	13,731
JPMorgan Chase Bank
Embarq 7 yr CDS	1,155,000	0.77%	9/20/14	100,995
Lehman Brothers
Gannett 6 yr CDS	150,000	3.15%	9/20/14	(43)
Gannett 7 yr CDS	672,000	0.88%	9/20/14	72,342
Home Depot 5 yr CDS	900,000	0.50%	9/20/12	27,434
New York Times 7 yr CDS	672,000	0.75%	9/20/14	89,701
Sara Lee 7 yr CDS	672,000	0.60%	9/20/14	3,345
Target 5 yr CDS	900,000	0.57%	12/20/12	1,625
Washington Mutual 10 yr CDS	545,000	3.15%	12/20/17	115,627
				$422,386
Protection Sold:
Citigroup Global Markets
Plains American CDS	$645,000	1.33%	9/20/13	$3,093
Total				$425,479

The use of foreign currency exchange contracts, financial futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”
2See Note 9 in “Notes to financial statements.”
3See Note 11 in “Notes to financial statements.”

See accompanying notes

Statements of assets and liabilities

July 31, 2008

	Delaware	Delaware
	Corporate	Extended
	Bond	Duration Bond
	Fund	Fund
Assets:
Investments, at value	$548,360,747	$214,809,305
Securities lending collateral	21,451,942	6,769,658
Foreign currencies	257,709	36,064
Cash	—	814,395
Receivables for securities sold	22,895,604	10,372,476
Credit default swap contracts, at value	1,401,261	425,479
Dividends and interest receivable	8,244,700	3,232,730
Receivable for fund shares sold	671,678	272,343
Variation margin receivable on futures contracts	—	200,868
Foreign currency contracts, at value	77,133	—
Securities lending income receivable	9,131	4,745
Total assets	603,369,905	236,938,063

Liabilities:
Cash overdraft	283,665	—
Payables for securities purchased	15,776,594	6,131,734
Distributions payable	792,051	325,107
Payable for fund shares purchased	871,983	476,267
Obligation to return securities lending collateral	21,451,942	6,769,658
Variation margin payable on futures contracts	28,674	—
Accrued protection payments on credit default swaps	21,537	9,154
Foreign currency contracts, at value	—	39,784
Due to manager and affiliates	405,303	163,587
Other accrued expenses	172,718	86,030
Other liabilities	229	104
Total liabilities	39,804,696	14,001,425

Total net assets	$563,565,209	$222,936,638

Investments, at cost	$575,598,501	$225,290,544
Cost of investments held as collateral for loaned securities	21,451,942	6,769,658
Foreign currencies, at cost	260,388	35,340

See accompanying notes

Statements of operations

Year Ended July 31, 2008

	Delaware	Delaware
	Corporate	Extended
	Bond	Duration Bond
	Fund	Fund
Investment Income:
Dividends	$206,748	$72,829
Interest	35,762,142	16,674,819
Foreign tax withheld	(8,453)	(3,934)
	35,960,437	16,743,714
Expenses:
Management fees	2,973,122	1,459,846
Distribution expense – Class A	879,609	567,024
Distribution expense – Class B	195,709	55,238
Distribution expense – Class C	691,916	202,123
Distribution expense – Class R	98,769	1,953
Dividend disbursing and transfer agent fees and expenses	1,053,788	661,063
Accounting and administration expenses	239,800	106,157
Reports and statements to shareholders	121,135	54,264
Registration fees	111,353	73,238
Legal fees	66,378	24,760
Audit and tax	47,337	26,462
Trustees’ fees	29,324	13,100
Custodian fees	24,692	31,572
Insurance fees	16,279	7,507
Pricing fees	13,531	12,629
Consulting fees	9,018	3,676
Trustees’ expenses	3,293	1,447
Dues and services	2,509	1,314
Taxes (other than taxes on income)	11	1,168
	6,577,573	3,304,541
Less fees absorbed or waived	(780,835)	(726,794)
Less waiver of distribution expenses – Class A	(146,602)	(94,504)
Less waiver of distribution expenses – Class R	(16,461)	(325)
Less expense paid indirectly	(18,871)	(17,054)
Total operating expenses	5,614,804	2,465,863
Net Investment Income	30,345,633	14,277,851

	Delaware	Delaware
	Corporate	Extended
	Bond	Duration Bond
	Fund	Fund
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments	$(13,299,967)	$(6,967,480)
Futures contracts	7,110,207	3,736,258
Foreign currencies	(1,836,786)	834,304
Swap contracts	(948,859)	(494,306)
Written options	(176,327)	356,880
Net realized loss	(9,151,732)	(2,534,344)
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(20,405,268)	(8,384,561)
Net Realized and Unrealized Loss on
Investments and Foreign Currencies	(29,557,000)	(10,918,905)

Net Increase in Net Assets Resulting
from Operations	$788,633	$3,358,946

See accompanying notes

Statements of changes in net assets
Delaware Corporate Bond Fund

	Year Ended
	7/31/08	7/31/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$30,345,633	$31,203,231
Net realized gain (loss) on investments
and foreign currencies	(9,151,732)	2,533,685
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(20,405,268)	2,331,960
Net increase in net assets resulting
from operations	788,633	36,068,876

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(15,337,723)	(15,544,055)
Class B	(880,057)	(1,165,810)
Class C	(3,096,733)	(2,857,050)
Class R	(818,201)	(499,547)
Institutional Class	(11,026,837)	(12,656,187)
	(31,159,551)	(32,722,649)

Capital Share Transactions:
Proceeds from shares sold:
Class A	87,362,083	122,985,721
Class B	610,894	3,044,155
Class C	15,208,772	30,400,058
Class R	11,821,022	11,716,960
Institutional Class	87,203,927	106,178,754

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	11,493,897	10,439,219
Class B	521,909	718,643
Class C	2,444,005	2,153,681
Class R	804,997	483,965
Institutional Class	2,668,689	7,378,176
	220,140,195	295,499,332

	Year Ended
	7/31/08	7/31/07
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(119,980,862)	$(86,050,676)
Class B	(7,398,706)	(5,031,153)
Class C	(19,612,382)	(13,165,928)
Class R	(15,652,690)	(2,309,183)
Institutional Class	(54,633,953)	(170,536,500)
	(217,278,593)	(277,093,440)
Increase in net assets derived from
capital share transactions	2,861,602	18,405,892
Net Increase (Decrease) in Net Assets	(27,509,316)	21,752,119

Net Assets:
Beginning of year	591,074,525	569,322,406
End of year	$563,565,209	$591,074,525

Distributions in excess of
net investment income	$(2,034,617)	$(409,144)

See accompanying notes

Statements of changes in net assets
Delaware Extended Duration Bond Fund

	Year Ended
	7/31/08	7/31/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$14,277,851	$13,003,318
Net realized gain (loss) on investments
and foreign currencies	(2,534,344)	(3,920,605)
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(8,384,561)	1,915,606
Net increase in net assets resulting
from operations	3,358,946	10,998,319

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(10,366,627)	(7,803,558)
Class B	(262,308)	(319,547)
Class C	(958,162)	(795,160)
Class R	(17,031)	(6,461)
Institutional Class	(2,904,917)	(4,649,402)
	(14,509,045)	(13,574,128)

Capital Share Transactions:
Proceeds from shares sold:
Class A	91,491,995	120,309,901
Class B	306,119	945,017
Class C	4,205,200	12,622,388
Class R	155,728	240,519
Institutional Class	11,431,437	36,248,261

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	9,175,003	6,363,572
Class B	179,665	218,801
Class C	645,150	543,347
Class R	16,832	6,197
Institutional Class	1,562,271	1,719,445
	119,169,400	179,217,448

	Year Ended
	7/31/08	7/31/07
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(109,591,451)	$(35,489,059)
Class B	(1,495,767)	(1,635,344)
Class C	(6,151,131)	(3,777,736)
Class R	(27,246)	(7,053)
Institutional Class	(40,571,667)	(41,881,893)
	(157,837,262)	(82,791,085)
Increase (decrease) in net assets derived from
capital share transactions	(38,667,862)	96,426,363
Net Increase (Decrease) in Net Assets	(49,817,961)	93,850,554

Net Assets:
Beginning of year	272,754,599	178,904,045
End of year	$222,936,638	$272,754,599

Undistributed (distributions in excess of)
net investment income	$581,993	$(82,730)

See accompanying notes

Financial highlights
Delaware Corporate Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

See accompanying notes

Year Ended
7/31/08	7/31/07	7/31/06	7/31/05	7/31/04
$5.520	$5.490	$5.780	$5.700	$5.620

0.279	0.301	0.276	0.260	0.296
(0.272)	0.046	(0.239)	0.174	0.183
0.007	0.347	0.037	0.434	0.479

(0.287)	(0.317)	(0.306)	(0.286)	(0.307)
—	—	(0.021)	(0.068)	(0.092)
(0.287)	(0.317)	(0.327)	(0.354)	(0.399)

$5.240	$5.520	$5.490	$5.780	$5.700

0.04%	6.35%	0.70%	7.76%	8.65%

$268,659	$304,255	$256,776	$115,456	$73,867
0.90%	0.82%	0.81%	0.82%	0.80%

1.08%	1.06%	1.05%	1.08%	1.17%
5.10%	5.35%	4.95%	4.48%	5.09%

4.92%	5.11%	4.71%	4.22%	4.72%
355%	244%	173%	232%	300%

Financial highlights
Delaware Corporate Bond Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
7/31/08	7/31/07	7/31/06	7/31/05	7/31/04
$5.520	$5.480	$5.770	$5.700	$5.620

0.238	0.259	0.234	0.216	0.253
(0.283)	0.055	(0.239)	0.164	0.183
(0.045)	0.314	(0.005)	0.380	0.436

(0.245)	(0.274)	(0.264)	(0.242)	(0.264)
—	—	(0.021)	(0.068)	(0.092)
(0.245)	(0.274)	(0.285)	(0.310)	(0.356)

$5.230	$5.520	$5.480	$5.770	$5.700

(0.90% )	5.56%	0.13%	6.77%	7.85%

$15,525	$22,694	$23,792	$23,963	$20,510
1.65%	1.57%	1.56%	1.57%	1.55%

1.78%	1.76%	1.75%	1.78%	1.87%
4.35%	4.60%	4.20%	3.73%	4.33%

4.22%	4.41%	4.01%	3.52%	4.01%
355%	244%	173%	232%	300%

Financial highlights
Delaware Corporate Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
7/31/08	7/31/07	7/31/06	7/31/05	7/31/04
$5.520	$5.490	$5.780	$5.700	$5.620

0.238	0.259	0.234	0.216	0.253
(0.273)	0.045	(0.239)	0.174	0.183
(0.035)	0.304	(0.005)	0.390	0.436

(0.245)	(0.274)	(0.264)	(0.242)	(0.264)
—	—	(0.021)	(0.068)	(0.092)
(0.245)	(0.274)	(0.285)	(0.310)	(0.356)

$5.240	$5.520	$5.490	$5.780	$5.700

(0.71% )	5.55%	(0.05% )	6.95%	7.86%

$62,211	$67,693	$48,425	$33,013	$21,139
1.65%	1.57%	1.56%	1.57%	1.55%

1.78%	1.76%	1.75%	1.78%	1.87%
4.35%	4.60%	4.20%	3.73%	4.33%

4.22%	4.41%	4.01%	3.52%	4.01%
355%	244%	173%	232%	300%

Financial highlights
Delaware Corporate Bond Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

See accompanying notes

Year Ended
7/31/08	7/31/07	7/31/06	7/31/05	7/31/04
$5.520	$5.490	$5.780	$5.700	$5.620

0.265	0.287	0.262	0.240	0.273
(0.272)	0.045	(0.239)	0.174	0.188
(0.007)	0.332	0.023	0.414	0.461

(0.273)	(0.302)	(0.292)	(0.266)	(0.289)
—	—	(0.021)	(0.068)	(0.092)
(0.273)	(0.302)	(0.313)	(0.334)	(0.381)

$5.240	$5.520	$5.490	$5.780	$5.700

(0.21% )	6.07%	0.45%	7.38%	8.33%

$11,973	$15,802	$6,048	$2,608	$869
1.15%	1.07%	1.06%	1.17%	1.15%

1.38%	1.36%	1.35%	1.38%	1.47%
4.85%	5.10%	4.70%	4.13%	4.73%

4.62%	4.81%	4.41%	3.92%	4.41%
355%	244%	173%	232%	300%

Financial highlights
Delaware Corporate Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
7/31/08	7/31/07	7/31/06	7/31/05	7/31/04
$ 5.520	$ 5.480	$ 5.770	$ 5.700	$ 5.620

0.293	0.315	0.289	0.274	0.310
(0.273)	0.056	(0.238)	0.164	0.183
0.020	0.371	0.051	0.438	0.493

(0.300)	(0.331)	(0.320)	(0.300)	(0.321)
—	—	(0.021)	(0.068)	(0.092)
(0.300)	(0.331)	(0.341)	(0.368)	(0.413)

$ 5.240	$ 5.520	$ 5.480	$ 5.770	$ 5.700

0.10%	6.81%	0.95%	7.84%	8.92%

$205,197	$180,631	$234,281	$201,895	$104,282
0.65%	0.57%	0.56%	0.57%	0.55%

0.78%	0.76%	0.75%	0.78%	0.87%
5.35%	5.60%	5.20%	4.73%	5.33%

5.22%	5.41%	5.01%	4.52%	5.01%
355%	244%	173%	232%	300%

Financial highlights
Delaware Extended Duration Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

See accompanying notes

Year Ended
7/31/08	7/31/07	7/31/06	7/31/05	7/31/04
$ 5.460	$ 5.410	$ 5.940	$ 5.770	$ 5.550

0.296	0.306	0.299	0.292	0.334
(0.245)	0.065	(0.468)	0.390	0.322
0.051	0.371	(0.169)	0.682	0.656

(0.301)	(0.321)	(0.309)	(0.312)	(0.339)
—	—	(0.052)	(0.200)	(0.097)
(0.301)	(0.321)	(0.361)	(0.512)	(0.436)

$ 5.210	$ 5.460	$ 5.410	$ 5.940	$ 5.770

0.83%	6.82%	(2.89% )	12.17%	11.99%

$163,372	$180,853	$92,132	$58,003	$19,439
0.90%	0.88%	0.80%	0.84%	0.80%

1.23%	1.20%	1.22%	1.31%	1.30%
5.42%	5.44%	5.35%	4.92%	5.72%

5.09%	5.12%	4.93%	4.45%	5.22%
443%	276%	184%	233%	267%

Financial highlights
Delaware Extended Duration Bond Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
7/31/08	7/31/07	7/31/06	7/31/05	7/31/04
$ 5.450	$ 5.410	$ 5.930	$ 5.760	$ 5.550

0.254	0.264	0.257	0.247	0.291
(0.244)	0.054	(0.458)	0.391	0.312
0.010	0.318	(0.201)	0.638	0.603

(0.260)	(0.278)	(0.267)	(0.268)	(0.296)
—	—	(0.052)	(0.200)	(0.097)
(0.260)	(0.278)	(0.319)	(0.468)	(0.393)

$ 5.200	$ 5.450	$ 5.410	$ 5.930	$ 5.760

0.08%	5.84%	(3.45% )	11.35%	10.98%

$4,718	$5,959	$6,371	$6,964	$5,597
1.65%	1.63%	1.55%	1.59%	1.55%

1.93%	1.90%	1.92%	2.01%	2.00%
4.67%	4.69%	4.60%	4.17%	4.97%

4.39%	4.42%	4.23%	3.75%	4.52%
443%	276%	184%	233%	267%

Financial highlights
Delaware Extended Duration Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
7/31/08	7/31/07	7/31/06	7/31/05	7/31/04
$ 5.460	$ 5.410	$ 5.930	$ 5.760	$ 5.550

0.254	0.264	0.257	0.248	0.291
(0.244)	0.064	(0.458)	0.390	0.312
0.010	0.328	(0.201)	0.638	0.603

(0.260)	(0.278)	(0.267)	(0.268)	(0.296)
—	—	(0.052)	(0.200)	(0.097)
(0.260)	(0.278)	(0.319)	(0.468)	(0.393)

$ 5.210	$ 5.460	$ 5.410	$ 5.930	$ 5.760

0.08%	6.03%	(3.45% )	11.35%	10.98%

$17,976	$20,156	$11,021	$8,196	$5,025
1.65%	1.63%	1.55%	1.59%	1.55%

1.93%	1.90%	1.92%	2.01%	2.00%
4.67%	4.69%	4.60%	4.17%	4.97%

4.39%	4.42%	4.23%	3.75%	4.52%
443%	276%	184%	233%	267%

Financial highlights
Delaware Extended Duration Bond Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.
[4] Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

		10/1/05[1]
Year Ended		to
7/31/08	7/31/07	7/31/06
$ 5.460	$ 5.410	$ 5.820

0.282	0.293	0.236
(0.245)	0.064	(0.391)
0.037	0.357	(0.155)

(0.287)	(0.307)	(0.203)
—	—	(0.052)
(0.287)	(0.307)	(0.255)

$ 5.210	$ 5.460	$ 5.410

0.39%	6.75%	(2.67% )

$377	$250	$23
1.15%	1.13%	1.05%

1.53%	1.50%	1.52%
5.17%	5.19%	5.12%

4.79%	4.82%	4.65%
443%	276%	184% [4]

Financial highlights
Delaware Extended Duration Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
7/31/08	7/31/07	7/31/06	7/31/05	7/31/04
$ 5.450	$ 5.410	$ 5.930	$ 5.760	$ 5.550

0.309	0.320	0.313	0.307	0.350
(0.244)	0.055	(0.458)	0.391	0.312
0.065	0.375	(0.145)	0.698	0.662

(0.315)	(0.335)	(0.323)	(0.328)	(0.355)
—	—	(0.052)	(0.200)	(0.097)
(0.315)	(0.335)	(0.375)	(0.528)	(0.452)

$ 5.200	$ 5.450	$ 5.410	$ 5.930	$ 5.760

1.09%	6.90%	(2.48% )	12.47%	12.10%

$36,494	$65,537	$69,357	$52,547	$40,545
0.65%	0.63%	0.55%	0.59%	0.55%

0.93%	0.90%	0.92%	1.01%	1.00%
5.67%	5.69%	5.60%	5.17%	5.97%

5.39%	5.42%	5.23%	4.75%	5.52%
443%	276%	184%	233%	267%

Notes to financial statements
Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund	July 31, 2008

Delaware Group® Income Funds (Trust) is organized as a Delaware statutory trust and offers four series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to the Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (each referred to as a Fund or collectively as the Funds). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Funds is to seek to provide investors with total return.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Markets, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on valuation date. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle (Collective Trust), is valued at unit value per share. Foreign currency exchange contracts and foreign forward cross currency exchange contracts are valued at the mean between the bid and asked prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. FAS 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of FAS 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes — Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective January 31, 2008, the Funds adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting — Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Notes to financial statements
Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

1. Significant Accounting Policies (continued)

Repurchase Agreements — Each Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At July 31, 2008, the Delaware Extended Duration Bond Fund held no investments in repurchase agreements.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds isolate that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Withholding taxes on foreign interest have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Funds receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the statements of operations with the corresponding expense offset shown as “expense paid indirectly.”

2.	Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee, which is calculated based on each Fund’s average daily net assets as follows:

	Delaware	Delaware
	Corporate	Extended Duration
	Bond Fund	Bond Fund
On the first $500 million	0.500%	0.550%
On the next $500 million	0.475%	0.500%
On the next $1.5 billion	0.450%	0.450%
In excess of $2.5 billion	0.425%	0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Funds to the extent necessary to ensure that total annual operating expenses, (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)), do not exceed 0.65% of each Fund’s respective average daily net assets through November 30, 2008. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses, as may be agreed upon from time to by the Funds’ Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Funds.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Funds. For these services, the Funds pay DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to the Funds and received a fee at an annual rate of 0.04% of average daily net assets. For the year ended July 31, 2008, Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund was charged $65,520 and $29,162, respectively, for these services.

Notes to financial statements
Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

2.	Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

DSC also provides dividend disbursing and transfer agency services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to limit the Class A and Class R shares’ 12b-1 fee for each Fund through November 30, 2008 to no more than 0.25% and 0.50% of average daily net assets, respectively.

At July 31, 2008, each Fund had liabilities payable to affiliates as follows:

	Delaware	Delaware
	Corporate	Extended Duration
	Bond Fund	Bond Fund
Investment management fee payable to DMC	$170,040	$43,682
Dividend disbursing, transfer agent and fund, accounting
oversight fees and other expenses payable to DSC	94,688	59,261
Distribution fees payable to DDLP	128,742	55,616
Other expenses payable to DMC and affiliates*	11,833	5,028

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Funds by DMC and/or its affiliates’ employees. For the year ended July 31, 2008, the Delaware Corporate Bond Fund and the Delaware Extended Duration Bond Fund were charged $41,475 and $18,282, respectively, for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended July 31, 2008, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware	Delaware
Corporate	Extended Duration
Bond Fund	Bond Fund
$10,675	$9,006

For the year ended July 31, 2008, DDLP received gross CDSC commissions on redemption of each Fund’s Class A, Class B, and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:

	Delaware	Delaware
	Corporate	Extended Duration
	Bond Fund	Bond Fund
Class A	$18,652	$4,941
Class B	27,317	8,120
Class C	12,243	5,429

Trustees’ fees include expenses accrued by the Funds for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

3. Investments

For the year ended July 31, 2008, the Funds made purchases and sales of investments securities other than short-term investments as follows:

	Delaware	Delaware
	Corporate	Extended Duration
	Bond Fund	Bond Fund
Purchases other than U.S. government securities	$1,317,621,894	$692,877,505
Purchases of U.S. government securities	733,653,543	444,477,665
Sales other than U.S. government securities	1,279,408,919	694,310,807
Sales of U.S. government securities	765,148,761	476,434,996

At July 31, 2008, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Delaware	Delaware
	Corporate	Extended Duration
	Bond Fund	Bond Fund
Cost of investments.	$597,819,514	$232,289,013
Aggregate unrealized appreciation	1,947,430	575,942
Aggregate unrealized depreciation	(29,954,255)	(11,285,992)
Net unrealized depreciation	$ (28,006,825)	$ (10,710,050)

Notes to financial statements
Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2008 and 2007 was as follows:

	Delaware		Delaware
	Corporate		Extended Duration
	Bond Fund		Bond Fund
	Year Ended		Year Ended
	7/31/08	7/31/07	7/31/08	7/31/07
Ordinary income	$31,159,551	$32,722,649	$14,509,045	$13,574,128

5. Components of Net Assets on a Tax Basis

As of July 31, 2008, the components of net assets on a tax basis were as follows:

	Delaware	Delaware
	Corporate	Extended Duration
	Bond Fund	Bond Fund
Shares of beneficial interest	$612,027,121	$246,898,511
Undistributed (Distributions in excess of)
ordinary income	(262,014)	968,067
Post-October losses	(16,430,114)	(7,611,219)
Capital loss carryforwards	(3,414,227)	(6,616,539)
Other temporary differences	(360,071)	(9,533)
Unrealized depreciation on investments
and foreign currencies	(27,995,486)	(10,692,649)
Net assets	$563,565,209	$222,936,638

The differences between book basis and tax basis components of the net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on financial futures contracts, mark-to-market on foreign currency contracts, tax deferral of losses on straddles, tax treatment of CDS contracts, and tax treatment of market discount and premium on debt instruments.

Post-October losses represent losses realized on investments from November 1, 2007 through July 31, 2008 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, market discount and premium on certain debt instruments, paydowns of mortgage- and asset-backed securities and CDS contracts. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2008, the Funds recorded the following reclassifications:

	Delaware	Delaware
	Corporate	Extended Duration
	Bond Fund	Bond Fund
Undistributed (Distributions in excess of)
net investment income	$(811,555)	$ 895,917
Accumulated net realized loss	811,555	(895,917)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. The Delaware Corporate Bond Fund utilized $ 2,143,887 in 2008. Capital loss carryforwards remaining at July 31, 2008 will expire as follows:

	Delaware	Delaware
	Corporate	Extended Duration
	Bond Fund	Bond Fund
2013	$11,910	$ —
2014	519,965	807,298
2015	2,882,352	2,899,754
2016	—	2,909,487
Total	$3,414,227	$6,616,539

Notes to financial statements
Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware		Delaware
	Corporate		Extended Duration
	Bond Fund		Bond Fund
	Year Ended		Year Ended
	7/31/08	7/31/07	7/31/08	7/31/07
Shares sold:
Class A	15,906,531	21,758,056	16,697,987	21,316,320
Class B	111,436	539,456	55,654	167,484
Class C	2,762,281	5,385,401	768,966	2,231,784
Class R	2,148,321	2,084,665	28,459	41,713
Institutional Class	15,935,019	18,902,803	2,090,645	6,394,042

Shares issued upon reinvestment of dividends and distributions:
Class A	2,104,569	1,853,572	1,684,674	1,130,626
Class B	95,483	127,659	33,023	38,843
Class C	447,592	382,319	118,437	96,547
Class R	147,161	85,905	3,095	1,106
Institutional Class	489,733	1,308,784	285,849	306,077
	40,148,126	52,428,620	21,766,789	31,724,542
Shares repurchased:
Class A	(21,833,650)	(15,316,629)	(20,163,900)	(6,325,295)
Class B	(1,354,649)	(893,536)	(275,051)	(290,788)
Class C	(3,596,943)	(2,336,541)	(1,130,548)	(670,484)
Class R	(2,872,153)	(412,037)	(4,972)	(1,256)
Institutional Class	(9,971,956)	(30,212,152)	(7,387,687)	(7,499,501)
	(39,629,351)	(49,170,895)	(28,962,158)	(14,787,324)
Net increase (decrease)	518,775	3,257,725	(7,195,369)	16,937,218

For the years ended July 31, 2008 and 2007, Class B shares were converted to Class A shares as follows*:

		Year Ended			Year Ended
		7/31/08			7/31/07
	Class B	Class A		Class B	Class A
	Shares	Shares	Value	Shares	Shares	Value
Delaware Corporate Bond	181,945	181,720	$990,408	100,806	100,788	$564,417
Delaware Extended Duration	53,478	53,378	287,169	11,523	11,509	65,140

*The respective amounts are included in Class B redemptions and Class A subscriptions in the table on previous page and the statements of changes in net assets.

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of July 31, 2008, or at any time during the year then ended.

8. Foreign Currency Exchange Contracts

Each Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Funds may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Notes to financial statements
Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

9. Financial Futures Contracts

Each Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, each Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed.

When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

10. Written Options

During the year ended July 31, 2008, the Funds entered into options contracts in accordance with its investment objectives. When each Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by each Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether each Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended July 31, 2008 for each Fund was as follows:

	Delaware		Delaware
	Corporate		Extended Duration
	Bond Fund		Bond Fund
	Number of		Number of
	contracts	Premiums	contracts	Premiums
Options outstanding at
July 31, 2007	—	$—	—	$—
Options written	669	361,575	813	798,481
Options expired	—	—	(159)	(126,300)
Options terminated in closing
purchase transactions	(669)	(361,575)	(654)	(672,181)
Options outstanding at
July 31, 2008	—	$—	—	$—

11. Swap Contracts

Each Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in accordance with its investment objectives. The Funds may use interest rate swaps to adjust the Funds’ sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that each Fund invests in, such as the corporate bond market. The Funds may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Funds on favorable terms. The Funds may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Funds from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Funds’ receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Funds’ sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, each Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, each Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended July 31, 2008, the Funds entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as

Notes to financial statements
Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

11. Swap Contracts (continued)

unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

CDSs may involve greater risks than if a Fund had invested in the referenced obligation directly. CDSs are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Funds enter into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event each Fund terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts.

12. Securities Lending

Each Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirement. Cash collateral received is invested in a Collective Trust established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Funds can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities. The Funds continue to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by U.S. Treasury obligations, the Funds receive a fee from the securities lending agent. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Funds, the security lending agent and the borrower. The Funds record securities lending income net of allocations to the security lending agent and the borrower.

At July 31, the value of securities on loan is presented below, for which the Funds received collateral, comprised of non-cash collateral, and cash collateral. Investments purchased with cash collateral are presented on the statements of net assets under the caption “Securities Lending Collateral.”

	Delaware	Delaware
	Corporate	Extended Duration
	Bond Fund	Bond Fund
Market value	$21,137,446	$6,607,294
Non-cash collateral	180,441	—
Cash collateral	21,451,942	6,769,658

13. Credit and Market Risk

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

Each Fund may invest a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Rating Group and/or Ba or lower by Moody’s Investor Services, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and

Notes to financial statements
Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

13. Credit and Market Risk (continued)

other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on each Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statement of net assets.

14. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to theses contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

15. Subsequent Event

At July 31, 2008, the Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund had direct and indirect exposure to investments with Lehman Brothers Holdings Inc. (“Lehman”) or Lehman’s affiliates, including bonds, derivatives, and foreign currency exchange contracts for which Lehman or Lehman’s affiliates was the issuer or counterparty. On September 15, 2008, Lehman filed for Chapter 11 bankruptcy protection.

Delaware Corporate Bond Fund

With respect to direct exposure to Lehman, the Fund held bonds valued at approximately 1.16% of net assets as of July 31, 2008. With respect to indirect exposure, the Fund’s exposure (before collateral) through credit default swaps and foreign currency exchange contracts where Lehman or Lehman’s affiliate was counterparty was approximately 0.22% of net assets (which represents the net unrealized appreciation/depreciation on the Fund’s books) as of July 31, 2008. The Fund received U.S. treasury securities as collateral from Lehman or Lehman’s affiliate for a significant portion of this indirect exposure.

As of September 12, 2008, approximately 0.03% and 0.34% of the Fund’s net assets were subject to the direct and indirect exposure of Lehman or Lehman’s affiliate (before collateral), respectively. The Fund received U.S. treasury securities as collateral from Lehman or Lehman’s affiliate for a significant portion of this indirect exposure.

Delaware Extended Duration Bond Fund

With respect to direct exposure to Lehman, the Fund held bonds valued at approximately 0.93% of net assets as of July 31, 2008. With respect to indirect exposure, the Fund’s exposure (before collateral) through credit default swaps and foreign currency exchange contracts where Lehman or Lehman’s affiliate was counterparty was approximately 0.12% of net assets (which represents the net unrealized appreciation/depreciation on the Fund’s books) as of July 31, 2008. The Fund received U.S. treasury securities as collateral from Lehman or Lehman’s affiliate for a significant portion of this indirect exposure.

As of September 12, 2008, approximately 0.04% and 0.22% of the Fund’s net assets were subject to the direct and indirect exposure of Lehman or Lehman’s affiliate (before collateral), respectively. The Fund received U.S. treasury securities as collateral from Lehman or Lehman’s affiliate for a significant portion of this indirect exposure.

16. Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended July 31, 2008, each Fund designates distributions paid during the year as follows:

	Delaware	Delaware
	Corporate	Extended Duration
	Bond Fund	Bond Fund
(A) Ordinary Income Distributions (Tax Basis)*	100%	100%
Total Distributions (Tax Basis)	100%	100%

(A) is based on a percentage of each Fund’s total distributions.

*For the fiscal year ended July 31, 2008, certain interest income paid by the Funds, determined to be Qualified Interest Income may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended July 31, 2008, the Delaware Corporate Bond Fund and the Delaware Extended Duration Bond Fund have designated a maximum distribution of $31,159,551 and $14,444,095 of Qualified Interest Income, respectively.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group® Income Funds — Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

We have audited the accompanying statements of net assets and statements of assets and liabilities of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (two of the series constituting Delaware Group Income Funds) (the “Funds”) as of July 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Corporate Bond Fund and the Delaware Extended Duration Bond Fund series of Delaware Group Income Funds at July 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
September 18, 2008

Other Fund information
Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

Board Consideration of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund Investment Advisory Agreement

At a meeting held on May 20-22, 2008 (the “Annual Meeting”), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for the Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (each a “Fund” and collectively, the “Funds”). In making its decision, the Board considered information furnished throughout the year at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Meeting, the Board separately received and reviewed in February 2008 independent historical and comparative reports prepared by Lipper Inc. (“Lipper”), an independent statistical compilation organization. The Lipper reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The independent Trustees reviewed such Lipper reports with Counsel to the Independent Trustees at the February 2008 Board Meeting, and discussed such reports further with such counsel earlier in the Annual Meeting. The Board requested and received certain information regarding management’s policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreements, the independent Trustees received assistance and advice from and met separately with independent counsel. Although the Trustees gave attention to all information furnished, the following discussion identifies under separate headings the primary factors taken into account by the Board in its contract renewal considerations.

Nature, Extent And Quality of Service. Consideration was given to the services provided by Delaware Investments to the Funds and their shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board Meetings covering matters such as the relative performance of the Funds, compliance of portfolio managers with the investment policies, strategies and restrictions for the Funds, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex and the adherence to fair value pricing procedures as established by the Board. The Board noted that it was pleased with the current staffing of the Funds’ investment advisor and the emphasis placed on research in the investment

Other Fund information
Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

Board Consideration of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund Investment Advisory Agreement (continued)

process. Favorable consideration was given to DMC’s efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments’ affiliate, Delaware Service Company, Inc. (“DSC”), noting DSC’s commitment to maintain a high level of service and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. Additionally, during 2007 management commenced the outsourcing of certain investment accounting functions that are expected to further improve the quality and cost of delivering investment accounting services to the Funds. The Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including each shareholder’s ability to exchange an investment in one Delaware fund for the same class of shares in another Delaware fund without a sales charge, the ability to reinvest Fund dividends into other Delaware funds and the privilege to combine holdings in other Delaware funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Funds. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest, ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past one-, three- and five-year periods ended December 31, 2007. The Board noted its objective that each Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for each Fund and the Board’s view of such performance.

Delaware Corporate Bond Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional BBB-rated corporate debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the three- and five-year periods was in the second quartile. The Board noted that the Fund’s performance results were mixed but on an overall basis tended toward median, which was acceptable.

Delaware Extended Duration Bond Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional BBB-rated corporate debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the fourth quartile of its Performance Universe. The report further showed that the Fund’s total return for the three- and five-year periods was in the second quartile and first quartile, respectively. The Board noted that the Fund’s performance results were mixed but on an overall basis tended toward median, which was acceptable.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Funds as of October 31, 2007 and fiscal year end for each fund as of August 31, 2007. The Board focused particularly on the comparative analysis of the effective management fees and total expense ratios of each Fund and the effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit each Fund’s total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for each Fund and the Board’s view of such expenses.

Delaware Corporate Bond Fund — The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Delaware Extended Duration Bond Fund — The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining

Other Fund information
Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

Board Consideration of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund Investment Advisory Agreement (continued)

profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure, approved by the Board and shareholders and again reviewed by the Board this year, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. This inclusion of breakpoints results in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under each Fund’s management contract fell within the standard structure. With respect to the Delaware Corporate Bond Fund, the Board also noted that the Fund’s assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Fund and its shareholders. With respect to the Delaware Extended Duration Bond Fund, although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

Fund management

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager
Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Roger A. Early, CPA, CFA, CFP
Senior Vice President, Senior Portfolio Manager
Roger A. Early is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He rejoined Delaware Investments in March 2007. During his previous tenure at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. Early most recently worked at Chartwell Investment Partners, where he served as a senior portfolio manager in fixed income from 2003 to 2007. He also worked at Turner Investments from 2002 to 2003, where he served as chief investment officer for fixed income, and Rittenhouse Financial from 2001 to 2002. He started his career in Pittsburgh, leaving to join Delaware Investments in 1994 after 10 years at Federated Investors. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh, and he is a member of the CFA Society of Philadelphia.

Kevin P. Loome, CFA
Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments
Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	84	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.[2]		Board of Governors Member
Investment Company
Institute (ICI)
(2007–Present)

Member of Investment Committee
Cradle of Liberty Council, BSA
(November 2007–Present)

Finance Committee Member
St. John Vianney
Roman Catholic Church
(2007–Present)

Private Investor	84	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(April 2007–Present)
Investment Manager
Morgan Stanley & Co.		Chairman of Investment
(January 1984–March 2004)		Committee
The Haverford School
(2002–Present)

Chairman of
Investment Committee
Pennsylvania Academy of
Fine Arts (2007–Present)
Trustee (2004–Present)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas L. Bennett
(continued)

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 1997[3]
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

100

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Investment Committee
Member
Pennsylvania Horticultural
Society
(February 2006–Present)

President	84	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)
Director
Executive Vice President		Allied Barton
University of Pennsylvania		Security Holdings
(April 1995–June 2002)

Founder and	84	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	84	None
Assurant, Inc. (Insurance)
(2002–2004)

Consultant	84	Director and Audit
ARL Associates		Committee Chair
(Financial Planning)		Systemax, Inc.
(1983–Present)

President and	84	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas F. Madison
(continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
the Compensation Committee
Spanlink Communications

Lead Director and Chair of
Compensation and
Governance Committees
Valmont Industries, Inc.

Vice President and Treasurer	84	None
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	84	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director and Audit
Founder		Committee Member
Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	84	None[4]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	84	None[4]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	84	None[4]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	84	None[4]
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund and the Delaware Investments® Fund profile for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne	Ann R. Leven
Chairman, President, and	Consultant
Chief Executive Officer	ARL Associates
Delaware Investments Family of Funds	New York, NY
Philadelphia, PA
Thomas F. Madison
Thomas L. Bennett	President and Chief Executive Officer
Private Investor	MLM Partners, Inc.
Rosemont, PA	Minneapolis, MN

John A. Fry	Janet L. Yeomans
President	Vice President and Treasurer
Franklin & Marshall College	3M Corporation
Lancaster, PA	St. Paul, MN

Anthony D. Knerr	J. Richard Zecher
Founder and Managing Director	Founder
Anthony Knerr & Associates	Investor Analytics
New York, NY	Scottsdale, AZ

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Affiliated officers	Contact information

David F. Connor	Investment manager
Vice President, Deputy General Counsel, and	Delaware Management Company, a series of
Secretary	Delaware Management Business Trust
Delaware Investments® Family of Funds	Philadelphia, PA
Philadelphia, PA
National distributor
Daniel V. Geatens	Delaware Distributors, L.P.
Vice President and Treasurer	Philadelphia, PA
Delaware Investments Family of Funds
Philadelphia, PA	Shareholder servicing, dividend disbursing,
and transfer agent
David P. O’Connor	Delaware Service Company, Inc.
Senior Vice President, General Counsel,	2005 Market Street
and Chief Legal Officer	Philadelphia, PA 19103-7094
Delaware Investments Family of Funds
Philadelphia, PA	For shareholders
800 523-1918
Richard Salus
Senior Vice President and	For securities dealers and financial
Chief Financial Officer	institutions representatives only
Delaware Investments Family of Funds	800 362-7500
Philadelphia, PA
Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities and each Fund’s Schedule of Investments are available without charge on each Fund’s Web site at www.delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     Thomas F. Madison
     Janet L. Yeomans 1
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $80,700 for the fiscal year ended July 31, 2008.

_______________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $79,200 for the fiscal year ended July 31, 2007.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2008.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended July 31, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended July 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $25,000 for the fiscal year ended July 31, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2008.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $26,700 for the fiscal year ended July 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2007.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended July 31, 2008.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2008.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended July 31, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2007.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $277,002 and $281,062 for the registrant’s fiscal years ended July 31, 2008 and July 31, 2007, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: DELAWARE GROUP® INCOME FUNDS

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	October 8, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	October 8, 2008

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	October 8, 2008